UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

601 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5704
(Address of principal executive offices) (Zip code)

Anna Marie Lopez

601 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5704
(Name and address of agent for service)

Copy to:

Maureen A. Miller, Esq.

Joseph M. Mannon, Esq.

Vedder Price P.C.

222 North LaSalle Street, 26th Floor

Chicago, IL 60601

(Counsel for the registrant)

(213) 430-1000

Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2021

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

Hotchkis & Wiley Funds

Semi-annual Report

DECEMBER 31, 2020

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

INTERNATIONAL VALUE FUND

INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

VALUE OPPORTUNITIES FUND

HIGH YIELD FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Funds by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-866-HW-FUNDS (1-866-493-8637).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-866-HW-FUNDS (1-866-493-8637) to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND INFORMATION	4
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	16
LARGE CAP VALUE FUND	18
MID-CAP VALUE FUND	20
SMALL CAP VALUE FUND	22
SMALL CAP DIVERSIFIED VALUE FUND	25
GLOBAL VALUE FUND	31
INTERNATIONAL VALUE FUND	33
INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND	35
VALUE OPPORTUNITIES FUND	41
HIGH YIELD FUND	44
STATEMENTS OF ASSETS & LIABILITIES	51
STATEMENTS OF OPERATIONS	53
STATEMENTS OF CHANGES IN NET ASSETS	55
FINANCIAL HIGHLIGHTS	60
NOTES TO THE FINANCIAL STATEMENTS	65
FUND EXPENSE EXAMPLES	79
BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE HOTCHKIS & WILEY INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND	81
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and shareholder report relates to the activities of the Hotchkis & Wiley Funds for the six months ended December 31, 2020.

OVERVIEW

In the six-month period ended December 31, 2020, the S&P 500® Index returned +22.2%, the MSCI World Index returned +23.0%, and the ICE BofAML U.S. High Yield Index (high yield market) returned +11.5%. Throughout the period, investors witnessed the devastating impact of a worldwide pandemic on the global economy. While the effect was severe, investors perceived it as a transitory event, and recognized the stimulative influence of massive monetary and fiscal intervention. These interventions helped propel equity and credit markets alike.

Value stocks underperformed growth stocks in the period by a modest amount but value has underperformed significantly over recent years. We had a glimpse of what a value comeback might look like during the fourth quarter of 2020. Value stocks outperformed, buoyed by the economic ramifications of new COVID-19 vaccines and another round of fiscal stimulus. In our experience, when a major asset class underperforms for as long as value has, most investors are under-allocated to the asset class. Signs of this neglect include incessant rhetoric about the asset class' demise in the financial media, unusually wide valuation gaps, and the fatigue/frustration asset allocators experience when compelled to repeatedly explain why they have invested in such a lagging strategy. When the economic winds shift, however, we believe the out-of-favor asset class can enjoy a substantial and sustained period of outperformance. Following the tech bubble, for example, value (as represented by the Russell 1000® Value Index) outperformed growth (as represented by the Russell 1000® Growth Index) seven consecutive years by more than 100 percentage points cumulatively. We have learned time and time again, that patience has been rewarded for those that stay focused on fundamentals and valuation.

The high yield market's yield-to-worst ("YTW") declined from 6.8% to 4.2% during the six-month period while spreads ("OAS") narrowed from 644 basis points to 386 basis points. The market's YTW and OAS were 5.4% and 360 basis points at the beginning of the year, respectively. Short-term interest rates changed very little during the period, though long-term rates rose modestly, steepening the yield curve. Over the course of the full year, however, rates fell as the Federal Open Market Committee (FOMC) cut the Fed Funds target rate from 1.75% to near-zero. Short-term rates declined more than long-term rates, steepening the yield curve. The pandemic stressed the high yield market in a meaningful way, which can be observed by elevated default activity. The 109 defaults representing $140 billion in par value represents the second most default activity ever recorded in a calendar year behind 2009's $205 billion (figures include bonds, loans, and distressed exchanges), though default activity declined during the second half of the year. The default rate, including distressed exchanges, finished the year at 6.7%, well above the 20-year average of 3.1%. At year's end, bonds priced at distressed levels, or less than 50% of par value, represented just 0.6% of the entire market. This is down considerably from the 10-year high of 8.9% reached in March. Only 1.7% of the market is priced at less than 70% of par.

Calendar year 2020 was challenging in a myriad of ways, though its final six months showed promising signs. We held steady to the principles of value investing and worked as a team to both ensure existing investments remained prudent and to find new ideas in an ever-changing environment. Our team remains entirely intact, the firm is healthy, and we are optimistic that our clients can be rewarded by our commitment and effort. It was reassuring to observe our time-tested investing style come back into vogue during the most recent quarter and we are optimistic that this reversion could be powerful and lasting. We look forward to the new year with enthusiasm.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 31.70% for the six-month period ended December 31, 2020 compared to the Russell 1000® Value Index return of 22.75%.

The Fund outperformed the Russell 1000® Value Index in the six-month period ended December 31, 2020. Positive stock selection drove nearly all the outperformance in the period. Positive stock selection in industrials, consumer discretionary, and information technology were the largest positive contributors. The overweight exposure to financials, one of the index's top-performing sectors, also helped. The overweight position in energy, the index's worst-performing sector, hurt relative performance in the six-month period. Stock selection in health care was also a performance detractor. The largest positive contributors to relative performance in the six-month period were General Electric, FedEx, General Motors, CNH Industrial, and Magna International; the largest detractors were GlaxoSmithKline, Hess, Vodafone, Microsoft, and PPL Corp.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of 31.77% for the six-month period ended December 31, 2020 compared to the Russell 1000® Value Index return of 22.75%.

The Fund outperformed the Russell 1000® Value index during the six-month period ended December 31, 2020. All of the outperformance can be attributed to positive stock selection in the period. Stock selection was most positive in the industrials, consumer discretionary, and information technology sectors. The overweight position in financials also helped, as this was one of the index's top-performing sectors in the period. Energy was the index's worst-performing sector over the six-month period; the Fund's overweight position hurt relative performance. The underweight exposure to communication services and materials were also modest detractors. The largest positive contributors to relative performance in the six-month period were General Electric, FedEx, General Motors, CNH Industrial, and Magna International; the largest detractors were GlaxoSmithKline, Hess, Vodafone, Microsoft, and Sanofi.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of 47.99% for the six-month period ended December 31, 2020 compared to the Russell Midcap® Value Index return of 28.14%.

The Fund outperformed the Russell Midcap® Value Index in the six-month period ended December 31, 2020. Nearly all of the outperformance was due to positive stock selection, which was particularly positive in financials, industrials, energy, and consumer discretionary. The underweight exposure to real estate and overweight exposure to financials was modestly helpful as well. The overweight exposure to energy and lack of exposure to materials were the largest performance detractors in the period. The largest positive contributors to relative performance in the six-month period were Cairn Energy, Royal Mail, Adient, CIT Group, and Bed Bath & Beyond; the largest detractors were Centene, Apache, Vistra, NRG Energy, and PPL Corp.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of 40.84% for the six-month period ended December 31, 2020 compared to the Russell 2000® Value Index return of 36.77%.

The Fund outperformed the Russell 2000® Value index during the six-month period ended December 31, 2020. Positive stock selection caused all the outperformance in the period. Positive stock selection in financials, real estate, and industrials were particularly helpful. The underweight exposure to real estate and the overweight exposure to information technology also helped relative performance. The lack of exposure to materials and stock selection in consumer discretionary detracted from performance over the six months. The largest positive contributors to relative performance in the six-month period were Evercore, Altus Midstream, Popular, Euronet Worldwide, and SLM Corp.; the largest detractors were Equitrans Midstream, Triple-S Management, Global Indemnity, Frank's International, and Portland General Electric.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 38.39% for the six-month period ended December 31, 2020 compared to the Russell 2000® Value Index return of 36.77%.

The Fund outperformed the Russell 2000® Value in the six-month period ended December 31, 2020. The Fund's considerable underweight position in real estate helped relative performance as it was one of the index's worst-performing sectors in the period. Positive stock selection in financials and consumer discretionary also helped performance. Stock selection in information technology, consumer staples, and industrials hurt relative performance in the period. The overweight position in financials and underweight position in materials also detracted from performance.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of 34.81% for the six-month period ended December 31, 2020 compared to the MSCI World Index return of 23.00%.

The Fund outperformed the MSCI World Index over the six-month period ended December 31, 2020. Despite global growth stocks outperforming global value stocks, the Fund outperformed its broad benchmark. Positive stock selection drove nearly all the outperformance over the six-month period. Positive stock selection in industrials, financials, information technology, and consumer discretionary helped in a meaningful way. The underweight exposure to health care and overweight exposure to industrials were also positive contributors. The underweight exposure to consumer discretionary and overweight exposure to energy detracted from performance. The largest positive contributors to relative performance in the six-month period were General Electric, Royal Mail, Magna International, CNH Industrial, and Euronet Worldwide; the largest detractors were GlaxoSmithKline, Vodafone, UniCredit, NOV (formerly National Oilwell Varco), and Royal Dutch Shell.

HOTCHKIS & WILEY INTERNATIONAL VALUE FUND

The Fund's Class I shares had a total return of 34.30% for the six-month period ended December 31, 2020 compared to the MSCI World ex-USA Index return of 21.55%.

The Fund outperformed the MSCI World ex-USA Index over the six-month period ended December 31, 2020. International growth stocks outperformed international value stocks over the six-month period, but the Fund outperformed its broad benchmark. Positive stock selection drove the outperformance — it was most positive in industrials, energy, financials, and information technology. The underweight exposure to materials and consumer discretionary, along with the overweight exposure to energy, hurt relative performance. The largest positive contributors to relative performance in the six-month period were Royal Mail, CNH Industrial, Cairn Energy, Magna International, and Airbus; the largest detractors were UniCredit, Ezaki Glico, Global Indemnity, GlaxoSmithKline, and Vodafone.

HOTCHKIS & WILEY INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 31.54% for the six-month period ended December 31, 2020 compared to the MSCI World ex-USA Small Cap Index return of 29.45%.

The Fund outperformed the MSCI World ex-USA Small Cap Index during the six-month period ended December 31, 2020. Positive stock selection in financials, information technology, and energy were the largest positive contributors to relative performance over the period. The underweight exposure to real estate and health care also helped. Stock selection in real estate, industrials, utilities, and consumer discretionary detracted from performance. The overweight position in financials also hurt relative performance.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of 35.03% for the six-month period ended December 31, 2020 compared to the Russell 3000® Value Index return of 23.56%.

The Fund outperformed the Russell 3000® Value Index during the six-month period ended December 31, 2020. Positive security selection drove nearly all the outperformance in the period. Positive security selection in industrials, information technology, financials, and energy were particularly helpful over the six months. The overweight exposure to financials also helped. The overweight position in energy and information technology detracted from performance in the period, along with security selection in consumer discretionary. The largest positive contributors to relative performance in the six-month period were General Electric, Royal Mail, News Corp., AMERCO (U-Haul), and TE Connectivity; the largest detractors were Microsoft, Tesla put options, Equitrans Midstream, Vodafone, and McDermott International.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of 13.74% for the six-month period ended December 31, 2020 compared to the ICE BofAML BB-B U.S. High Yield Constrained Index return of 10.27%.

The Fund outperformed the ICE BofAML BB-B U.S. High Yield Constrained Index over the six-month period ended December 31, 2020. The Fund's overweight to mid and small cap credits helped relative performance as smaller credits outperformed larger credits in the period. Positive credit selection, however, was the largest performance driver. Credit selection in the basic industry, capital goods, health care, and media sectors were particularly positive. The underweight exposure to telecommunications was also modestly helpful. Credit selection in energy and transportation were performance detractors over the six-month period.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Scott McBride Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Judd Peters Fund Manager	Ray Kennedy Fund Manager

Mark Hudoff Fund Manager	Patrick Meegan Fund Manager	Scott Rosenthal Fund Manager

Richard Mak Fund Manager	Ryan Thomes Fund Manager	Hunter Doble Fund Manager

Fund Information

ABOUT FUND PERFORMANCE

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and High Yield Fund have four authorized classes of shares (Class I, Class A, Class C and Class Z). The International Small Cap Diversified Value Fund has three authorized classes of shares (Class I, Class A and Class Z). Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the International Value Fund and International Small Cap Diversified Value Fund are not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund are not offering Class Z shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower annual distribution and service fees.

Class Z shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class Z shares are available only to eligible investors (provided that no compensation, administrative payments, sub-transfer agency payments and service payments are required).

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund invest in small- and mid-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the fund performance data on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

Fund Information

MSCI World Index is a free float-adjusted weighted index capturing large and mid cap representation across 23 Developed Markets (DM) countries.

MSCI World ex-USA Index is a free float-adjusted weighted index capturing large and mid cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

MSCI World ex-USA Small Cap Index is a free float-adjusted weighted index capturing small cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

ICE BofAML BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofAML U.S. High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

DISCLOSURE

Past performance does not guarantee future results.

The shareholder letter reflects opinions of Fund managers as of December 31, 2020. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for December 31, 2020. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given period.

Each type of asset class or investment product has a different risk-return profile, which should be considered when investing. All investments contain risk and may lose value.

Basis point (bp) is a unit equal to 1/100th of 1% (0.01%) and is used to denote the change in a financial instrument.

Market capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Yield-to-worst is the lowest possible yield from owning a bond considering all potential call dates prior to maturity.

Market Disruption: The recent global coronavirus pandemic (COVID-19) has caused and continues to cause disruption in the global economy, unprecedented business and travel disruption and extreme fluctuations in global capital and financial markets. Hotchkis & Wiley Capital Management, LLC (the "Advisor") is unable to predict the consequences of the upheaval caused by COVID-19, which, depending on the severity and the length of the outbreak, has the potential to negatively impact the Advisor's investment strategies and reduce available investment opportunities.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

During the six months ended December 31, 2020, the Value Opportunities Fund held purchased put options, which resulted in unrealized losses.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2020	Six Months	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	31.70%	0.41%	9.46%	9.67%	6.90%
Class A
Average annual total return (with sales charge)	24.68%	–5.07%	8.02%	8.82%	6.28%
Average annual total return (without sales charge)	31.58%	0.20%	9.19%	9.41%	6.63%
Class C
Average annual total return (with CDSC)	30.09%	–1.59%	8.36%	8.58%	5.85%
Average annual total return (without CDSC)	31.09%	–0.60%	8.36%	8.58%	5.85%
Russell 1000® Value Index††
Average annual total return	22.75%	2.80%	9.74%	10.50%	7.96%
Russell 1000® Index††
Average annual total return	24.46%	20.96%	15.60%	14.01%	10.36%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 28, 2020 is 1.04% for Class I shares, 1.25% for Class A shares and 1.98% for Class C shares, respectively.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2020	Six Months	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	31.77%	–0.30%	9.45%	10.10%	8.83%
Class A
Average annual total return (with sales charge)	24.71%	–5.75%	8.00%	9.22%	8.40%
Average annual total return (without sales charge)	31.62%	–0.53%	9.17%	9.82%	8.57%
Class C
Average annual total return (with CDSC)	30.13%	–2.21%	8.39%	9.01%	7.76%
Average annual total return (without CDSC)	31.13%	–1.22%	8.39%	9.01%	7.76%
Class Z
Average annual total return	31.81%	–0.17%	9.49%	10.11%	8.83%
Russell 1000® Value Index††
Average annual total return	22.75%	2.80%	9.74%	10.50%	9.64%
Russell 1000® Index††
Average annual total return	24.46%	20.96%	15.60%	14.01%	10.33%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I is 6/24/87. Total Return Based on a $10,000 Investment for the Class I shares and the Russell 1000® Value Index and Average annual total return for the Russell 1000® Value Index reflect a beginning date of 6/30/87.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 28, 2020 is 0.95% for Class I shares, 1.20% for Class A shares, 1.88% for Class C shares and 0.83% for Class Z shares, respectively.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2020	Six Months	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	47.99%	0.48%	3.62%	7.19%	10.28%
Class A
Average annual total return (with sales charge)	40.12%	–4.99%	2.26%	6.35%	9.77%
Average annual total return (without sales charge)	47.88%	0.28%	3.37%	6.93%	10.02%
Class C
Average annual total return (with CDSC)	46.32%	–1.45%	2.60%	6.12%	9.22%
Average annual total return (without CDSC)	47.32%	–0.48%	2.60%	6.12%	9.22%
Class Z
Average annual total return	48.16%	0.61%	3.65%	7.20%	10.29%
Russell Midcap® Value Index††
Average annual total return	28.14%	4.96%	9.73%	10.49%	10.08%
Russell Midcap® Index††
Average annual total return	28.86%	17.10%	13.40%	12.41%	10.58%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A, Class C — 1/2/01; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 28, 2020 is 1.04% for Class I shares, 1.22% for Class A shares, 1.96% for Class C shares and 0.89% for Class Z shares, respectively.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2020	Six Months	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	40.84%	–0.32%	5.74%	7.95%	10.72%
Class A
Average annual total return (with sales charge)	33.33%	–5.73%	4.36%	7.11%	10.30%
Average annual total return (without sales charge)	40.73%	–0.50%	5.49%	7.69%	10.47%
Class C
Average annual total return (with CDSC)	39.21%	–2.21%	4.71%	6.89%	9.67%
Average annual total return (without CDSC)	40.21%	–1.23%	4.71%	6.89%	9.67%
Class Z
Average annual total return	40.98%	–0.13%	5.79%	7.97%	10.73%
Russell 2000® Value Index††
Average annual total return	36.77%	4.63%	9.65%	8.66%	10.54%
Russell 2000® Index††
Average annual total return	37.85%	19.96%	13.26%	11.20%	10.04%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/6/00; Class C — 2/4/02; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I is 9/20/85. Total Return Based on a $10,000 Investment for the Class I shares and the Russell 2000® Value Index and Average annual total return for the Russell 2000® Value Index reflect a beginning date of 9/30/85.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 28, 2020 is 1.05% for Class I shares, 1.25% for Class A shares, 1.95% for Class C shares and 0.87% for Class Z shares, respectively.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2020	Six Months	1 Year	5 Years	Since 6/30/14*
Class I
Average annual total return	38.39%	1.25%	9.98%	6.47%
Class A
Average annual total return (with sales charge)	31.20%	–4.26%	8.50%	5.33%
Average annual total return (without sales charge)	38.41%	1.00%	9.69%	6.20%
Class Z
Average annual total return	38.41%	1.14%	9.96%	6.46%
Russell 2000® Value Index††
Average annual total return	36.77%	4.63%	9.65%	6.07%
Russell 2000® Index††
Average annual total return	37.85%	19.96%	13.26%	9.56%

Returns shown for Class Z shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods. (Inception date: Class Z — 9/30/19.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 28, 2020 is 0.92% for Class I shares, 1.18% for Class A shares and 0.84% for Class Z shares, respectively.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2020	Six Months	1 Year	5 Years	Since 12/31/12*
Class I
Average annual total return	34.81%	–0.59%	7.16%	7.98%
Class A
Average annual total return (with sales charge)	27.35%	–6.10%	5.72%	6.99%
Average annual total return (without sales charge)	34.46%	–0.92%	6.87%	7.71%
MSCI World Index††
Average annual total return	23.00%	15.90%	12.19%	11.23%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 28, 2020 is 1.32% for Class I shares and 1.62% for Class A shares, respectively.

Fund Performance Data

INTERNATIONAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2020	Six Months	1 Year	Since 12/31/15* (5 Years)
Class I
Average annual total return	34.30%	–2.36%	4.57%
MSCI World ex-USA Index††
Average annual total return	21.55%	7.59%	7.64%

† The Fund invests primarily in non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 28, 2020 is 6.10% for Class I shares.

Fund Performance Data

INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2020	Since 6/30/20* (Six Months)
Class I
Aggregate total return	31.54%
MSCI World ex-USA Small Cap Index††
Aggregate total return	29.45%

† The Fund invests primarily in equity securities of non-U.S. companies with market capitalizations not greater than that of the largest company included in the MSCI World ex-USA Small Cap Index.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 28, 2020 is 3.77% for Class I shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

Since For Periods ended December 31, 2020	Six Months	1 Year	5 Years	10 Years	12/31/02*
Class I
Average annual total return	35.03%	5.35%	9.87%	10.95%	11.76%
Class A
Average annual total return (with sales charge)	27.73%	–0.42%	8.42%	10.08%	11.19%
Average annual total return (without sales charge)	34.83%	5.10%	9.60%	10.67%	11.53%
Class C
Average annual total return (with CDSC)	33.35%	3.35%	8.80%	9.85%	10.68%
Average annual total return (without CDSC)	34.35%	4.35%	8.80%	9.85%	10.68%
Class Z
Average annual total return	35.06%	5.45%	9.90%	10.96%	11.76%
Russell 3000® Value Index††
Average annual total return	23.56%	2.87%	9.74%	10.36%	9.00%
Russell 3000® Index††
Average annual total return	25.24%	20.89%	15.43%	13.79%	10.95%

Returns shown for Class C and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class C shares. (Inception dates: Class C — 8/28/03; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charge. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 28, 2020 is 0.97% for Class I shares, 1.20% for Class A shares, 1.91% for Class C shares and 0.85% for Class Z shares, respectively.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

Since For Periods ended December 31, 2020	Six Months	1 Year	5 Years	10 Years	3/31/09*
Class I
Average annual total return	13.74%	3.81%	6.65%	5.76%	9.06%
Class A
Average annual total return (with sales charge)	9.34%	–0.62%	5.52%	5.05%	8.35%
Average annual total return (without sales charge)	13.60%	3.25%	6.33%	5.45%	8.71%
Class C
Average annual total return (with CDSC)	12.22%	1.86%	5.63%	4.70%	7.98%
Average annual total return (without CDSC)	13.22%	2.84%	5.63%	4.70%	7.98%
Class Z
Average annual total return	13.80%	3.83%	6.70%	5.78%	9.09%
ICE BofAML BB-B U.S. High Yield Constrained Index††
Average annual total return	10.27%	6.28%	8.02%	6.63%	9.74%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 5/29/09; Class C — 12/31/12; Class Z — 3/29/18.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio in the prospectus dated August 28, 2020 is 0.75% for Class I shares, 1.01% for Class A shares, 1.69% for Class C shares and 0.65% for Class Z shares, respectively.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Citigroup, Inc.	5.12%
General Electric Company	5.02%
American International Group, Inc.	4.92%
Wells Fargo & Company	4.61%
General Motors Company	2.82%
Anthem, Inc.	2.78%
The Goldman Sachs Group, Inc.	2.45%
Bank of America Corp.	2.23%
PPL Corp.	2.23%
Microsoft Corp.	2.22%
COMMON STOCKS — 99.75%	Shares Held	Value
COMMUNICATION SERVICES — 9.70% Interactive Media & Services — 1.86%
Alphabet, Inc. (a)	870	$1,524,797
Media — 6.27%
Comcast Corp.	22,400	1,173,760
Discovery, Inc. (a)	46,600	1,220,454
The Interpublic Group of Companies, Inc.	17,800	418,656
News Corp.	71,200	1,279,464
Omnicom Group, Inc.	6,800	424,116
ViacomCBS, Inc.	16,700	622,242
		5,138,692
Wireless Telecommunication Services — 1.57%
Vodafone Group PLC — ADR	77,963	1,284,830
TOTAL COMMUNICATION SERVICES		7,948,319
CONSUMER DISCRETIONARY — 7.46% Auto Components — 3.05%
Adient PLC (a)	8,374	291,164
The Goodyear Tire & Rubber Company	38,500	420,035
Magna International, Inc.	25,300	1,791,240
		2,502,439
Automobiles — 3.57%
General Motors Company	55,600	2,315,184
Harley-Davidson, Inc.	16,500	605,550
		2,920,734
Internet Catalog & Retail — 0.84%
Booking Holdings, Inc. (a)	310	690,454
TOTAL CONSUMER DISCRETIONARY		6,113,627
CONSUMER STAPLES — 1.92% Food Products — 0.61%
Mondelez International, Inc.	8,500	496,995
Personal Products — 1.31%
Unilever PLC — ADR	17,800	1,074,408
TOTAL CONSUMER STAPLES		1,571,403
	Shares Held	Value
ENERGY — 10.84% Energy Equipment & Services — 3.33%
Baker Hughes Company	20,900	$435,765
Halliburton Company	46,100	871,290
NOV, Inc. (formerly National Oilwell Varco, Inc.)	65,300	896,569
Schlumberger NV	24,100	526,103
		2,729,727
Oil, Gas & Consumable Fuels — 7.51%
Apache Corp.	82,200	1,166,418
Hess Corp.	28,500	1,504,515
Marathon Oil Corp.	213,500	1,424,045
Marathon Petroleum Corp.	17,322	716,438
Murphy Oil Corp.	20,000	242,000
Royal Dutch Shell PLC — ADR	31,462	1,105,574
		6,158,990
TOTAL ENERGY		8,888,717
FINANCIALS — 30.48% Banks — 15.89%
Bank of America Corp.	60,422	1,831,391
CIT Group, Inc.	15,800	567,220
Citigroup, Inc.	68,074	4,197,443
Citizens Financial Group, Inc.	39,800	1,423,248
Fifth Third Bancorp	14,300	394,251
The PNC Financial Services Group, Inc.	5,600	834,400
Wells Fargo & Company	125,134	3,776,544
		13,024,497
Capital Markets — 4.64%
The Bank of New York Mellon Corp.	16,500	700,260
The Goldman Sachs Group, Inc.	7,600	2,004,196
Morgan Stanley	10,300	705,859
State Street Corp.	5,400	393,012
		3,803,327
Consumer Finance — 0.86%
Discover Financial Services	7,800	706,134

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Diversified Value Fund (Unaudited)

	Shares Held	Value
Diversified Financial Services — 1.27%
Equitable Holdings, Inc.	40,500	$1,036,395
Insurance — 7.82%
American International Group, Inc.	106,500	4,032,090
The Hartford Financial Services Group, Inc.	20,800	1,018,784
The Travelers Companies, Inc.	9,700	1,361,589
		6,412,463
TOTAL FINANCIALS		24,982,816
HEALTH CARE — 11.34% Biotechnology — 0.39%
Biogen, Inc. (a)	1,300	318,318
Health Care Equipment & Supplies — 2.46%
Medtronic PLC	12,382	1,450,428
Zimmer Biomet Holdings, Inc.	3,700	570,133
		2,020,561
Health Care Providers & Services — 5.36%
Anthem, Inc.	7,100	2,279,739
Centene Corp. (a)	11,100	666,333
Humana, Inc.	1,300	533,351
UnitedHealth Group, Inc.	2,600	911,768
		4,391,191
Pharmaceuticals — 3.13%
Bristol-Myers Squibb Company	8,800	545,864
GlaxoSmithKline PLC — ADR	33,000	1,214,400
Sanofi — ADR	16,600	806,594
		2,566,858
TOTAL HEALTH CARE		9,296,928
INDUSTRIALS — 11.76% Aerospace & Defense — 0.14%
Embraer SA — ADR (a)	16,400	111,684
Air Freight & Logistics — 1.84%
FedEx Corp.	5,800	1,505,796
Construction & Engineering — 0.21%
Fluor Corp.	11,000	175,670
Industrial Conglomerates — 5.02%
General Electric Company	381,400	4,119,120
Machinery — 4.55%
CNH Industrial NV (a)	139,300	1,788,612
Cummins, Inc.	7,000	1,589,700
PACCAR, Inc.	4,100	353,748
		3,732,060
TOTAL INDUSTRIALS		9,644,330
INFORMATION TECHNOLOGY — 11.64% Communications Equipment — 1.90%
F5 Networks, Inc. (a)	2,400	422,256
Telefonaktiebolaget LM Ericsson — ADR	95,300	1,138,835
		1,561,091
	Shares Held	Value
Electronic Equipment, Instruments & Components — 3.02%
Corning, Inc.	35,800	$1,288,800
TE Connectivity Ltd.	9,800	1,186,486
		2,475,286
Semiconductors & Semiconductor Equipment — 0.48%
Texas Instruments, Inc.	2,400	393,912
Software — 4.35%
Microsoft Corp.	8,200	1,823,844
Oracle Corp.	26,900	1,740,161
		3,564,005
Technology Hardware, Storage & Peripherals — 1.89%
Hewlett Packard Enterprise Company	130,400	1,545,240
TOTAL INFORMATION TECHNOLOGY		9,539,534
MATERIALS — 1.24% Containers & Packaging — 1.24%
International Paper Company	20,400	1,014,288
TOTAL MATERIALS		1,014,288
REAL ESTATE — 0.52% Equity Real Estate Investment Trusts — 0.52%
Host Hotels & Resorts, Inc.	29,300	428,659
TOTAL REAL ESTATE		428,659
UTILITIES — 2.85% Electric Utilities — 2.85%
PPL Corp.	64,700	1,824,540
The Southern Company	8,300	509,869
TOTAL UTILITIES		2,334,409
Total common stocks (Cost $82,296,399)		81,763,030
Total long-term investments (Cost $82,296,399)		81,763,030
SHORT-TERM INVESTMENTS — 0.37%	Principal Amount
Time Deposits — 0.37%
Royal Bank of Canada, 0.01%, 01/04/2021*	$307,707	307,707
Total short-term investments (Cost $307,707)		307,707
Total investments — 100.12% (Cost $82,604,106)		82,070,737
Liabilities in excess of other assets — (0.12)%		(100,891)
Net assets — 100.00%		$81,969,846

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Citigroup, Inc.	5.14%
American International Group, Inc.	5.09%
General Electric Company	4.91%
Wells Fargo & Company	4.45%
General Motors Company	3.31%
Anthem, Inc.	3.28%
The Goldman Sachs Group, Inc.	2.80%
Oracle Corp.	2.65%
Bank of America Corp.	2.53%
Magna International, Inc.	2.46%
COMMON STOCKS — 98.36%	Shares Held	Value
COMMUNICATION SERVICES — 5.87% Media — 4.17%
Comcast Corp.	144,500	$7,571,800
Discovery, Inc. (a)	253,800	6,647,022
ViacomCBS, Inc.	76,200	2,839,212
		17,058,034
Wireless Telecommunication Services — 1.70%
Vodafone Group PLC — ADR	421,044	6,938,805
TOTAL COMMUNICATION SERVICES		23,996,839
CONSUMER DISCRETIONARY — 7.77% Auto Components — 2.84%
Adient PLC (a)	43,691	1,519,136
Magna International, Inc.	142,300	10,074,840
		11,593,976
Automobiles — 4.06%
General Motors Company	325,300	13,545,492
Harley-Davidson, Inc.	83,800	3,075,460
		16,620,952
Internet Catalog & Retail — 0.87%
Booking Holdings, Inc. (a)	1,600	3,563,632
TOTAL CONSUMER DISCRETIONARY		31,778,560
CONSUMER STAPLES — 1.86% Food Products — 0.60%
Mondelez International, Inc.	42,100	2,461,587
Personal Products — 1.26%
Unilever PLC — ADR	85,300	5,148,708
TOTAL CONSUMER STAPLES		7,610,295
ENERGY — 11.46% Energy Equipment & Services — 3.50%
Baker Hughes Company	108,600	2,264,310
Halliburton Company	148,500	2,806,650
NOV, Inc. (formerly National Oilwell Varco, Inc.)	441,100	6,056,303
Schlumberger NV	146,200	3,191,546
		14,318,809
	Shares Held	Value
Oil, Gas & Consumable Fuels — 7.96%
Apache Corp.	388,600	$5,514,234
Hess Corp.	160,200	8,456,958
Marathon Oil Corp.	1,062,400	7,086,208
Marathon Petroleum Corp.	90,193	3,730,382
Murphy Oil Corp.	94,270	1,140,667
Royal Dutch Shell PLC — ADR	188,672	6,629,934
		32,558,383
TOTAL ENERGY		46,877,192
FINANCIALS — 30.46% Banks — 15.79%
Bank of America Corp.	341,749	10,358,412
Citigroup, Inc.	340,988	21,025,320
Citizens Financial Group, Inc.	276,100	9,873,336
The PNC Financial Services Group, Inc.	34,200	5,095,800
Wells Fargo & Company	602,763	18,191,388
		64,544,256
Capital Markets — 4.00%
The Goldman Sachs Group, Inc.	43,400	11,445,014
State Street Corp.	67,700	4,927,206
		16,372,220
Consumer Finance — 1.00%
Discover Financial Services	45,200	4,091,956
Diversified Financial Services — 1.32%
Equitable Holdings, Inc.	210,300	5,381,577
Insurance — 8.35%
American International Group, Inc.	549,600	20,807,856
The Hartford Financial Services Group, Inc.	106,500	5,216,370
The Travelers Companies, Inc.	57,900	8,127,423
		34,151,649
TOTAL FINANCIALS		124,541,658

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 11.72% Health Care Equipment & Supplies — 3.15%
Medtronic PLC	76,400	$8,949,496
Zimmer Biomet Holdings, Inc.	25,500	3,929,295
		12,878,791
Health Care Providers & Services — 4.88%
Anthem, Inc.	41,800	13,421,562
UnitedHealth Group, Inc.	18,600	6,522,648
		19,944,210
Pharmaceuticals — 3.69%
Bristol-Myers Squibb Company	49,400	3,064,282
GlaxoSmithKline PLC — ADR	192,300	7,076,640
Sanofi — ADR	102,200	4,965,898
		15,106,820
TOTAL HEALTH CARE		47,929,821
INDUSTRIALS — 11.63% Aerospace & Defense — 0.18%
Embraer SA — ADR (a)	105,500	718,455
Air Freight & Logistics — 1.78%
FedEx Corp.	28,100	7,295,322
Industrial Conglomerates — 4.91%
General Electric Company	1,859,300	20,080,440
Machinery — 4.76%
CNH Industrial NV (a)	707,000	9,077,880
Cummins, Inc.	35,600	8,084,760
PACCAR, Inc.	26,600	2,295,048
		19,457,688
TOTAL INDUSTRIALS		47,551,905
INFORMATION TECHNOLOGY — 12.73% Communications Equipment — 1.80%
Telefonaktiebolaget LM Ericsson — ADR	616,500	7,367,175
Electronic Equipment, Instruments & Components — 3.33%
Corning, Inc.	185,900	6,692,400
TE Connectivity Ltd.	57,200	6,925,204
		13,617,604
Semiconductors & Semiconductor Equipment — 0.75%
Texas Instruments, Inc.	18,600	3,052,818
Software — 4.99%
Microsoft Corp.	42,900	9,541,818
Oracle Corp.	167,600	10,842,044
		20,383,862
	Shares Held	Value
Technology Hardware, Storage & Peripherals — 1.86%
Hewlett Packard Enterprise Company	642,900	$7,618,365
TOTAL INFORMATION TECHNOLOGY		52,039,824
MATERIALS — 1.47% Containers & Packaging — 1.47%
International Paper Company	120,800	6,006,176
TOTAL MATERIALS		6,006,176
REAL ESTATE — 0.51% Equity Real Estate Investment Trusts — 0.51%
Host Hotels & Resorts, Inc.	142,000	2,077,460
TOTAL REAL ESTATE		2,077,460
UTILITIES — 2.88% Electric Utilities — 2.88%
PPL Corp.	312,700	8,818,140
The Southern Company	48,200	2,960,926
TOTAL UTILITIES		11,779,066
Total common stocks (Cost $380,892,627)		402,188,796
Total long-term investments (Cost $380,892,627)		402,188,796
SHORT-TERM INVESTMENTS — 1.84%	Principal Amount
Time Deposits — 1.84%
Australia and New Zealand Banking Group Ltd., 0.01%, 01/04/2021*	$7,538,413	7,538,413
Total short-term investments (Cost $7,538,413)		7,538,413
Total investments — 100.20% (Cost $388,431,040)		409,727,209
Liabilities in excess of other assets — (0.20)%		(840,742)
Net assets — 100.00%		$408,886,467

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Cairn Energy PLC	6.93%
Popular, Inc.	4.82%
Citizens Financial Group, Inc.	4.27%
Royal Mail PLC	3.19%
American International Group, Inc.	3.17%
CIT Group, Inc.	3.00%
Kosmos Energy Ltd.	2.87%
CNH Industrial NV	2.81%
CNO Financial Group, Inc.	2.63%
NRG Energy, Inc.	2.58%
COMMON STOCKS — 99.74%	Shares Held	Value
COMMUNICATION SERVICES — 6.30% Media — 6.30%
Discovery, Inc. (a)	281,400	$7,369,866
The Interpublic Group of Companies, Inc.	143,500	3,375,120
News Corp.	350,300	6,294,891
Omnicom Group, Inc.	40,300	2,513,511
ViacomCBS, Inc.	67,800	2,526,228
TOTAL COMMUNICATION SERVICES		22,079,616
CONSUMER DISCRETIONARY — 12.22% Auto Components — 6.47%
Adient PLC (a)	245,600	8,539,512
The Goodyear Tire & Rubber Company	456,800	4,983,688
Lear Corp.	11,400	1,812,942
Magna International, Inc.	103,900	7,356,120
		22,692,262
Automobiles — 0.47%
Harley-Davidson, Inc.	45,100	1,655,170
Diversified Consumer Services — 0.81%
H&R Block, Inc.	179,500	2,846,870
Hotels, Restaurants & Leisure — 0.52%
Hyatt Hotels Corp.	24,600	1,826,550
Household Durables — 0.12%
TRI Pointe Group, Inc. (a)	23,500	405,375
Specialty Retail — 3.83%
Bed Bath & Beyond, Inc.	365,000	6,482,400
The ODP Corp.	237,045	6,945,418
		13,427,818
TOTAL CONSUMER DISCRETIONARY		42,854,045
CONSUMER STAPLES — 1.43% Food Products — 1.43%
Bunge Ltd.	76,600	5,023,428
TOTAL CONSUMER STAPLES		5,023,428
	Shares Held	Value
ENERGY — 18.22% Energy Equipment & Services — 2.89%
Frank's International NV (a)	428,700	$1,174,638
Halliburton Company	77,100	1,457,190
NOV, Inc. (formerly National Oilwell Varco, Inc.)	72,900	1,000,917
NexTier Oilfield Solutions, Inc. (a)	1,353,365	4,655,576
Schlumberger NV	84,000	1,833,720
		10,122,041
Oil, Gas & Consumable Fuels — 15.33%
Apache Corp.	415,300	5,893,107
Cairn Energy PLC (v)	8,473,200	24,295,533
Cenovus Energy, Inc.	254,000	1,534,160
Equitrans Midstream Corp.	265,500	2,134,620
Hess Corp.	90,200	4,761,658
Kosmos Energy Ltd.	4,289,420	10,080,137
Marathon Oil Corp.	395,500	2,637,985
PDC Energy, Inc. (a)	118,600	2,434,858
		53,772,058
TOTAL ENERGY		63,894,099
FINANCIALS — 28.72% Banks — 13.99%
CIT Group, Inc.	293,024	10,519,562
Citizens Financial Group, Inc.	418,800	14,976,288
Comerica, Inc.	30,400	1,698,144
Fifth Third Bancorp	56,800	1,565,976
First Horizon Corp.	267,900	3,418,404
Popular, Inc.	300,000	16,896,000
		49,074,374
Capital Markets — 2.27%
Evercore, Inc.	33,500	3,672,940
Lazard Ltd.	40,900	1,730,070
State Street Corp.	35,100	2,554,578
		7,957,588

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

	Shares Held	Value
Consumer Finance — 2.50%
Discover Financial Services	49,100	$4,445,023
SLM Corp.	350,000	4,336,500
		8,781,523
Diversified Financial Services — 1.89%
Equitable Holdings, Inc.	259,500	6,640,605
Insurance — 8.07%
Alleghany Corp.	2,800	1,690,332
American International Group, Inc.	293,500	11,111,910
CNO Financial Group, Inc.	415,200	9,229,896
Enstar Group Ltd. (a)	18,100	3,708,509
The Hartford Financial Services Group, Inc.	51,900	2,542,062
		28,282,709
TOTAL FINANCIALS		100,736,799
HEALTH CARE — 2.97% Health Care Equipment & Supplies — 1.35%
Zimmer Biomet Holdings, Inc.	30,800	4,745,972
Health Care Providers & Services — 1.62%
Centene Corp. (a)	94,700	5,684,841
TOTAL HEALTH CARE		10,430,813
INDUSTRIALS — 12.34% Aerospace & Defense — 0.78%
Embraer SA — ADR (a)	402,300	2,739,663
Air Freight & Logistics — 3.19%
Royal Mail PLC (a) (v)	2,426,000	11,181,436
Construction & Engineering — 2.18%
Fluor Corp.	479,100	7,651,227
Machinery — 3.77%
Allison Transmission Holdings, Inc.	78,300	3,377,079
CNH Industrial NV (a)	767,400	9,853,416
		13,230,495
Road & Rail — 2.42%
AMERCO	18,700	8,489,052
TOTAL INDUSTRIALS		43,291,873
INFORMATION TECHNOLOGY — 11.26% Communications Equipment — 2.29%
CommScope Holding Company, Inc. (a)	300,500	4,026,700
F5 Networks, Inc. (a)	9,700	1,706,618
Telefonaktiebolaget LM Ericsson — ADR	192,800	2,303,960
		8,037,278
Electronic Equipment, Instruments & Components — 3.18%
Arrow Electronics, Inc. (a)	18,400	1,790,320
Avnet, Inc.	101,500	3,563,665
Corning, Inc.	160,700	5,785,200
		11,139,185
	Shares Held		Value
IT Services — 3.26%
Euronet Worldwide, Inc. (a)		49,300	$7,144,556
KBR, Inc.		139,200	4,305,456
			11,450,012
Technology Hardware, Storage & Peripherals — 2.53%
Hewlett Packard Enterprise Company		747,500	8,857,875
TOTAL INFORMATION TECHNOLOGY			39,484,350
REAL ESTATE — 1.22% Equity Real Estate Investment Trusts — 1.22%
Host Hotels & Resorts, Inc.		115,500	1,689,765
Pebblebrook Hotel Trust		84,400	1,586,720
Vornado Realty Trust		27,200	1,015,648
TOTAL REAL ESTATE			4,292,133
UTILITIES — 5.06% Electric Utilities — 3.05%
NRG Energy, Inc.		240,700	9,038,285
PPL Corp.		58,000	1,635,600
			10,673,885
Independent Power and Renewable Electricity Producers — 2.01%
Vistra Corp.		358,900	7,055,974
TOTAL UTILITIES			17,729,859
Total common stocks (Cost $324,016,297)			349,817,015
Total long-term investments (Cost $324,016,297)			349,817,015
SHORT-TERM INVESTMENTS — 0.30%	Principal Amount
Time Deposits — 0.30%
Citigroup, Inc., 0.01%, 01/04/2020*	GBP	758,720	1,037,552
Total short-term investments (Cost $988,580)			1,037,552
Total investments — 100.04% (Cost $325,004,877)			350,854,567
Liabilities in excess of other assets — (0.04)%			(123,298)
Net assets — 100.00%			$350,731,269

(a) — Non-income producing security.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $35,476,969, which represented 10.12% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR —- American Depositary Receipt

GBP — British Pound

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Enstar Group Ltd.	4.60%
Popular, Inc.	4.57%
Euronet Worldwide, Inc.	4.43%
Arrow Electronics, Inc.	4.11%
Evercore, Inc.	3.84%
The Bank of NT Butterfield & Son Ltd.	3.52%
Seritage Growth Properties	3.50%
News Corp.	3.21%
AMERCO	3.12%
First Hawaiian, Inc.	3.06%
COMMON STOCKS — 98.55%	Shares Held	Value
COMMUNICATION SERVICES — 4.96% Media — 4.96%
MDC Partners, Inc. (a)	3,277,700	$8,227,027
News Corp.	841,000	15,112,770
TOTAL COMMUNICATION SERVICES		23,339,797
CONSUMER DISCRETIONARY — 7.46% Auto Components — 0.60%
Lear Corp.	17,600	2,798,928
Automobiles — 0.85%
Harley-Davidson, Inc.	109,400	4,014,980
Diversified Consumer Services — 0.86%
H&R Block, Inc.	255,600	4,053,816
Hotels, Restaurants & Leisure — 0.92%
Hyatt Hotels Corp.	15,200	1,128,600
International Game Technology PLC	190,000	3,218,600
		4,347,200
Specialty Retail — 3.67%
The ODP Corp.	464,780	13,618,054
Sonic Automotive, Inc.	94,900	3,660,293
		17,278,347
Textiles, Apparel & Luxury Goods — 0.56%
Ralph Lauren Corp.	25,500	2,645,370
TOTAL CONSUMER DISCRETIONARY		35,138,641
ENERGY — 10.68% Energy Equipment & Services — 3.87%
Frank's International NV (a)	4,162,900	11,406,346
KLX Energy Services Holdings, Inc. (a) (l)	17,141	110,731
NOV, Inc. (formerly National Oilwell Varco, Inc.)	286,000	3,926,780
NexTier Oilfield Solutions, Inc. (a)	802,237	2,759,695
		18,203,552
Oil, Gas & Consumable Fuels — 6.81%
Altus Midstream Company (a) (l)	52,995	2,515,143
Apache Corp.	159,100	2,257,629
	Shares Held	Value
Berry Corp.	234,400	$862,592
Cairn Energy PLC (a) (v)	585,000	1,677,393
Equitrans Midstream Corp.	993,500	7,987,740
Kosmos Energy Ltd.	1,298,200	3,050,770
Range Resources Corp. (a)	1,292,100	8,657,070
Rockhopper Exploration PLC (a)	3,219,900	273,000
Whiting Petroleum Corp. (a)	190,500	4,762,500
		32,043,837
TOTAL ENERGY		50,247,389
FINANCIALS — 30.97% Banks — 13.95%
Associated Banc-Corp	70,100	1,195,205
The Bank of NT Butterfield & Son Ltd.	531,000	16,545,960
First Hawaiian, Inc.	610,100	14,386,158
First Horizon Corp.	770,631	9,833,252
Investors Bancorp, Inc.	205,600	2,171,136
Popular, Inc.	381,600	21,491,712
		65,623,423
Capital Markets — 6.15%
Evercore, Inc.	164,800	18,068,672
Lazard Ltd.	44,600	1,886,580
Stifel Financial Corp.	178,500	9,007,110
		28,962,362
Consumer Finance — 1.69%
SLM Corp.	640,000	7,929,600
Insurance — 8.92%
CNO Financial Group, Inc.	509,500	11,326,185
Enstar Group Ltd. (a)	105,579	21,632,081
Global Indemnity Group LLC	316,036	9,035,469
		41,993,735
Thrifts & Mortgage Finance — 0.26%
Luther Burbank Corp.	123,700	1,212,260
TOTAL FINANCIALS		145,721,380

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 4.08% Health Care Providers & Services — 4.08%
Hanger, Inc. (a)	319,900	$7,034,601
Triple-S Management Corp. (a)	569,500	12,158,825
TOTAL HEALTH CARE		19,193,426
INDUSTRIALS — 15.11% Building Products — 1.36%
Armstrong Flooring, Inc. (a) (l)	836,100	3,193,902
Resideo Technologies, Inc. (a)	150,380	3,197,079
		6,390,981
Commercial Services & Supplies — 0.36%
Quad/Graphics, Inc.	440,100	1,681,182
Construction & Engineering — 2.66%
Fluor Corp.	785,500	12,544,435
Machinery — 5.87%
Allison Transmission Holdings, Inc.	216,600	9,341,958
EnPro Industries, Inc.	167,900	12,679,808
Meritor, Inc. (a)	99,500	2,777,045
Miller Industries, Inc.	73,900	2,809,678
		27,608,489
Professional Services — 1.09%
Hudson Global, Inc. (a) (o)	202,160	2,122,680
Korn Ferry	69,700	3,031,950
		5,154,630
Road & Rail — 3.12%
AMERCO	32,300	14,662,908
Trading Companies & Distributors — 0.65%
Rush Enterprises, Inc.	74,250	3,075,435
TOTAL INDUSTRIALS		71,118,060
INFORMATION TECHNOLOGY — 15.61% Communications Equipment — 0.87%
Casa Systems, Inc. (a)	199,600	1,231,532
CommScope Holding Company, Inc. (a)	211,400	2,832,760
		4,064,292
Electronic Equipment, Instruments & Components — 5.27%
Arrow Electronics, Inc. (a)	198,900	19,352,970
Avnet, Inc.	65,100	2,285,661
Belden, Inc.	75,600	3,167,640
		24,806,271
IT Services — 7.48%
Euronet Worldwide, Inc. (a)	143,700	20,825,004
KBR, Inc.	405,200	12,532,836
WEX, Inc. (a)	9,100	1,852,123
		35,209,963
Semiconductors & Semiconductor Equipment — 1.99%
Diodes, Inc. (a)	132,900	9,369,450
TOTAL INFORMATION TECHNOLOGY		73,449,976
	Shares Held	Value
MATERIALS — 0.01% Metals & Mining — 0.01%
Noranda Aluminum Holding Corp. (a) (i) (o)	800,300	$27,210
TOTAL MATERIALS		27,210
REAL ESTATE — 4.49% Equity Real Estate Investment Trusts — 3.83%
Pebblebrook Hotel Trust	81,800	1,537,840
Seritage Growth Properties (a) (l)	1,122,900	16,484,172
		18,022,012
Real Estate Management & Development — 0.66%
The RMR Group, Inc.	81,000	3,128,220
TOTAL REAL ESTATE		21,150,232
UTILITIES — 5.18% Electric Utilities — 2.46%
Portland General Electric Company	271,100	11,594,947
Multi-Utilities — 2.72%
Avista Corp.	318,300	12,776,562
TOTAL UTILITIES		24,371,509
Total common stocks (Cost $442,449,609)		463,757,620
Total long-term investments (Cost $442,449,609)		463,757,620
COLLATERAL FOR SECURITIES ON LOAN — 2.33%
Money Market Funds — 2.33%
Invesco Government & Agency Portfolio — Institutional Class, 0.03%^	10,948,052	10,948,052
Total collateral for securities on loan (Cost $10,948,052)		10,948,052
SHORT-TERM INVESTMENTS — 1.36%	Principal Amount
Time Deposits — 1.36%
Australia and New Zealand Banking Group Ltd., 0.01%, 01/04/2021*	$6,406,145	6,406,145
Total short-term investments (Cost $6,406,145)		6,406,145
Total investments — 102.24% (Cost $459,803,806)		481,111,817
Liabilities in excess of other assets — (2.24)%		(10,549,041)
Net assets — 100.00%		$470,562,776

(a) — Non-income producing security.

(i) — Illiquid security. The total market value of these securities was $27,210, which represented 0.01% of net assets.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $10,719,678. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,677,393, which represented 0.36% of net assets. See Security Valuation in Note 1 in Notes to Financial Statements.

^ — Rate shown is the 7-day yield as of December 31, 2020.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Sportsman's Warehouse Holdings, Inc.	0.56%
GrafTech International Ltd.	0.48%
Earthstone Energy, Inc.	0.46%
Interface, Inc.	0.45%
Ethan Allen Interiors, Inc.	0.45%
Boston Private Financial Holdings, Inc.	0.45%
Korn Ferry	0.45%
Flushing Financial Corp.	0.45%
Encore Wire Corp.	0.44%
Heidrick & Struggles International, Inc.	0.44%
COMMON STOCKS — 99.91%	Shares Held	Value
COMMUNICATION SERVICES — 0.95% Media — 0.95%
Emerald Holding, Inc.	194,650	$1,055,002
Entravision Communications Corp.	93,665	257,579
MDC Partners, Inc. (a)	113,100	283,881
MSG Networks, Inc. (a)	36,600	539,484
TEGNA, Inc.	14,367	200,420
TOTAL COMMUNICATION SERVICES		2,336,366
CONSUMER DISCRETIONARY — 13.62% Auto Components — 1.44%
Adient PLC (a)	28,005	973,733
Cooper Tire & Rubber Company	22,159	897,440
The Goodyear Tire & Rubber Company	88,110	961,280
Motorcar Parts of America, Inc. (a)	35,669	699,826
		3,532,279
Diversified Consumer Services — 0.65%
Franchise Group, Inc.	18,500	563,325
H&R Block, Inc.	64,600	1,024,556
		1,587,881
Hotels, Restaurants & Leisure — 1.49%
Brinker International, Inc.	9,170	518,747
Hilton Grand Vacations, Inc. (a)	34,252	1,073,800
International Game Technology PLC	31,000	525,140
Jack in the Box, Inc.	8,300	770,240
Wyndham Destinations, Inc.	17,480	784,153
		3,672,080
Household Durables — 3.25%
Century Communities, Inc. (a)	15,896	695,927
Ethan Allen Interiors, Inc.	54,705	1,105,587
Green Brick Partners, Inc. (a)	11,150	256,004
Hooker Furniture Corp.	25,775	831,244
KB Home	7,100	237,992
	Shares Held	Value
La-Z-Boy, Inc.	12,500	$498,000
LGI Homes, Inc. (a)	6,700	709,195
M/I Homes, Inc. (a)	20,823	922,251
Meritage Homes Corp. (a)	11,400	944,148
Taylor Morrison Home Corp. (a)	36,210	928,787
TRI Pointe Group, Inc. (a)	51,341	885,632
		8,014,767
Internet & Catalog Retail — 0.10%
PetMed Express, Inc.	7,900	253,274
Leisure Products — 0.32%
Johnson Outdoors, Inc.	7,000	788,410
Multiline Retail — 0.26%
Big Lots, Inc.	8,040	345,157
Dillard's, Inc.	4,810	303,271
		648,428
Specialty Retail — 5.39%
American Eagle Outfitters, Inc.	25,600	513,792
Asbury Automotive Group, Inc. (a)	6,164	898,341
Bed Bath & Beyond, Inc.	12,714	225,801
The Cato Corp.	84,500	810,355
Foot Locker, Inc.	11,800	477,192
Genesco, Inc. (a)	30,330	912,630
Group 1 Automotive, Inc.	8,128	1,065,906
Hibbett Sports, Inc. (a)	16,973	783,813
MarineMax, Inc. (a)	14,300	500,929
The Michaels Companies, Inc. (a)	63,400	824,834
The ODP Corp.	27,101	794,059
OneWater Marine, Inc. (a)	24,700	718,523
Penske Automotive Group, Inc.	8,600	510,754
Rent-A-Center, Inc.	21,300	815,577
Sonic Automotive, Inc.	22,650	873,611
Sportsman's Warehouse Holdings, Inc. (a)	78,200	1,372,409

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Tilly's, Inc.	30,100	$245,616
Urban Outfitters, Inc. (a)	18,710	478,976
Zumiez, Inc. (a)	12,600	463,428
		13,286,546
Textiles, Apparel & Luxury Goods — 0.72%
Culp, Inc.	15,800	250,746
G-III Apparel Group Ltd. (a)	22,040	523,230
Rocky Brands, Inc.	7,900	221,753
Vera Bradley, Inc. (a)	97,000	772,120
		1,767,849
TOTAL CONSUMER DISCRETIONARY		33,551,514
CONSUMER STAPLES — 2.29% Food & Staples Retailing — 1.08%
Ingles Markets, Inc.	18,400	784,944
Natural Grocers by Vitamin Cottage, Inc.	27,900	383,346
Sprouts Farmers Market, Inc. (a)	24,700	496,470
Village Super Market, Inc.	23,686	522,513
Weis Markets, Inc.	9,800	468,538
		2,655,811
Food Products — 0.29%
B&G Foods, Inc.	25,600	709,888
Household Products — 0.41%
Central Garden & Pet Company (a)	19,900	768,339
Energizer Holdings, Inc.	5,800	244,644
		1,012,983
Personal Products — 0.51%
Nu Skin Enterprises, Inc.	9,650	527,180
USANA Health Sciences, Inc. (a)	9,600	740,160
		1,267,340
TOTAL CONSUMER STAPLES		5,646,022
ENERGY — 9.23% Energy Equipment & Services — 3.44%
Cactus, Inc.	18,830	490,898
ChampionX Corp. (a)	53,900	824,670
Core Laboratories NV	9,800	259,798
Dril-Quip, Inc. (a)	15,500	459,110
Frank's International NV (a)	369,920	1,013,580
Helix Energy Solutions Group, Inc. (a)	175,500	737,100
Hoegh LNG Partners LP	15,560	222,508
Liberty Oilfield Services, Inc.	70,400	725,824
Matrix Service Company (a)	47,900	527,858
NexTier Oilfield Solutions, Inc. (a)	285,888	983,455
Oil States International, Inc. (a)	49,500	248,490
ProPetro Holding Corp. (a)	67,850	501,412
Select Energy Services, Inc. (a)	121,200	496,920
	Shares Held	Value
Solaris Oilfield Infrastructure, Inc.	86,300	$702,482
TechnipFMC PLC	28,500	267,900
		8,462,005
Oil, Gas & Consumable Fuels — 5.79%
Berry Corp.	156,070	574,338
Bonanza Creek Energy, Inc. (a)	49,630	959,348
BP Midstream Partners LP	23,500	249,100
Cimarex Energy Company	12,860	482,379
CVR Energy, Inc.	17,500	260,750
Denbury, Inc. (a)	37,500	963,375
Earthstone Energy, Inc. (a)	210,587	1,122,428
Equitrans Midstream Corp.	122,000	980,880
Green Plains, Inc. (a)	19,500	256,815
HollyFrontier Corp.	19,600	506,660
Kosmos Energy Ltd.	332,613	781,641
Magnolia Oil & Gas Corp. (a)	65,960	465,678
Noble Midstream Partners LP	47,000	489,740
Oasis Petroleum, Inc. (a)	26,100	967,266
PDC Energy, Inc. (a)	40,498	831,424
Penn Virginia Corp. (a)	43,900	445,585
Range Resources Corp. (a)	131,200	879,040
Rattler Midstream LP	51,700	490,116
REX American Resources Corp. (a)	7,578	556,756
Shell Midstream Partners LP	50,200	506,016
Whiting Petroleum Corp. (a)	39,800	994,999
World Fuel Services Corp.	16,224	505,540
		14,269,874
TOTAL ENERGY		22,731,879
FINANCIALS — 35.34% Banks — 22.13%
1st Source Corp.	11,806	475,782
Amalgamated Bank	27,900	383,346
Associated Banc-Corp	60,800	1,036,640
BankUnited, Inc.	29,710	1,033,314
Bar Harbor Bankshares	16,216	366,319
Berkshire Hills Bancorp, Inc.	56,800	972,416
BOK Financial Corp.	9,000	616,320
Boston Private Financial Holdings, Inc.	130,550	1,103,147
Bridge Bancorp, Inc.	21,070	509,473
Brookline Bancorp, Inc.	64,476	776,291
Bryn Mawr Bank Corp.	12,280	375,707
Cadence BanCorp	48,800	801,296
Camden National Corp.	5,516	197,362
Cathay General Bancorp	23,532	757,495
Central Pacific Financial Corp.	27,200	517,072
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
CIT Group, Inc.	27,800	$998,020
Civista Bancshares, Inc.	7,600	133,228
CNB Financial Corp.	11,300	240,577
Community Trust Bancorp, Inc.	16,810	622,811
ConnectOne Bancorp, Inc.	38,200	755,978
CrossFirst Bankshares, Inc. (a)	48,000	516,000
Customers Bancorp, Inc. (a)	55,344	1,006,154
Dime Community Bancshares, Inc.	61,463	969,272
Eagle Bancorp, Inc.	24,730	1,021,349
Equity Bancshares, Inc. (a)	31,200	673,608
FB Financial Corp.	21,425	744,090
Financial Institutions, Inc.	22,361	503,123
First BanCorp	112,786	1,039,887
First Busey Corp.	23,200	499,960
First Business Financial Services, Inc.	13,765	253,414
First Financial Bancorp	43,750	766,938
First Financial Corp.	17,163	666,783
First Hawaiian, Inc.	43,840	1,033,747
First Internet Bancorp	17,889	514,130
First Midwest Bancorp, Inc.	50,400	802,368
The First of Long Island Corp.	27,680	494,088
Flushing Financial Corp.	65,918	1,096,875
FNB Corp.	76,780	729,410
Fulton Financial Corp.	77,540	986,309
Great Southern Bancorp, Inc.	14,910	729,099
Great Western Bancorp, Inc.	49,086	1,025,897
Hancock Whitney Corp.	30,600	1,041,012
Hanmi Financial Corp.	89,767	1,017,958
Hilltop Holdings, Inc.	19,327	531,686
HomeTrust Bancshares, Inc.	15,049	290,596
Hope Bancorp, Inc.	96,233	1,049,901
Horizon Bancorp, Inc.	32,100	509,106
International Bancshares Corp.	14,036	525,508
Investors Bancorp, Inc.	74,164	783,172
Lakeland Bancorp, Inc.	58,130	738,251
Live Oak Bancshares, Inc.	15,155	719,256
Mercantile Bank Corp.	18,700	508,079
Metropolitan Bank Holding Corp. (a)	13,300	482,391
Midland States Bancorp, Inc.	49,813	890,158
MidWestOne Financial Group, Inc.	20,994	514,353
Northrim BanCorp, Inc.	6,584	223,527
OceanFirst Financial Corp.	40,310	750,975
Orrstown Financial Services, Inc.	14,479	239,627
PacWest Bancorp	40,100	1,018,540
Peapack-Gladstone Financial Corp.	33,536	763,279
	Shares Held	Value
Peoples Bancorp, Inc.	10,630	$287,967
Popular, Inc.	18,000	1,013,760
Preferred Bank	15,300	772,191
RBB Bancorp	23,832	366,536
Republic Bancorp, Inc.	10,170	366,832
S&T Bancorp, Inc.	41,900	1,040,796
Sandy Spring Bancorp, Inc.	8,475	272,810
Sierra Bancorp	10,300	246,376
Simmons First National Corp.	12,900	278,511
Southern National Bancorp of Virginia, Inc.	41,756	505,665
Synovus Financial Corp.	30,850	998,615
Texas Capital Bancshares, Inc. (a)	16,790	999,005
Towne Bank	32,300	758,404
TriCo Bancshares	6,594	232,636
TriState Capital Holdings, Inc. (a)	30,400	528,960
Trustmark Corp.	9,501	259,472
Umpqua Holdings Corp.	49,830	754,426
Univest Financial Corp.	25,350	521,703
Valley National Bancorp	50,400	491,400
Washington Trust Bancorp, Inc.	11,030	494,144
Webster Financial Corp.	23,700	998,955
Wintrust Financial Corp.	16,250	992,713
		54,524,347
Capital Markets — 3.04%
AllianceBernstein Holding LP	13,854	467,850
Brightsphere Investment Group, Inc.	38,913	750,243
Cowen, Inc.	36,700	953,833
Diamond Hill Investment Group, Inc.	3,200	477,664
Evercore, Inc.	4,710	516,404
Federated Hermes, Inc.	25,700	742,473
Greenhill & Company, Inc.	59,225	718,992
Lazard Ltd.	24,940	1,054,961
Stifel Financial Corp.	20,040	1,011,218
Victory Capital Holdings, Inc.	32,627	809,476
		7,503,114
Consumer Finance — 0.58%
Navient Corp.	68,920	676,794
SLM Corp.	60,770	752,941
		1,429,735
Insurance — 5.42%
Ambac Financial Group, Inc. (a)	42,987	661,140
American Equity Investment Life Holding Company	25,326	700,517
Argo Group International Holdings Ltd.	22,700	991,990
Axis Capital Holdings Ltd.	18,600	937,254

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Brighthouse Financial, Inc. (a)	19,300	$698,757
CNO Financial Group, Inc.	44,086	980,032
Employers Holdings, Inc.	23,235	747,935
Enstar Group Ltd. (a)	4,939	1,011,951
Global Indemnity Group LLC	14,148	404,491
The Hanover Insurance Group, Inc.	8,300	970,436
Horace Mann Educators Corp.	23,314	980,121
James River Group Holdings Ltd.	10,200	501,330
National Western Life Group, Inc.	4,155	857,758
ProAssurance Corp.	41,147	732,005
State Auto Financial Corp.	26,780	475,077
Stewart Information Services Corp.	20,101	972,084
Third Point Reinsurance Ltd. (a)	77,678	739,495
		13,362,373
Mortgage Real Estate Investment Trusts — 0.98%
Apollo Commercial Real Estate Finance, Inc.	21,800	243,506
Arlington Asset Investment Corp. (a)	51,500	194,670
Colony Credit Real Estate, Inc.	100,182	751,365
Granite Point Mortgage Trust, Inc.	23,100	230,769
Great Ajax Corp.	42,834	448,044
MFA Financial, Inc.	73,000	283,970
TPG RE Finance Trust, Inc.	23,600	250,632
		2,402,956
Thrifts & Mortgage Finance — 3.19%
America First Multifamily Investors LP	49,000	208,250
Bridgewater Bancshares, Inc. (a)	18,490	230,940
Essent Group Ltd.	11,300	488,160
Federal Agricultural Mortgage Corp.	10,420	773,684
FS Bancorp, Inc.	4,040	221,392
HomeStreet, Inc.	20,878	704,633
Luther Burbank Corp.	36,445	357,161
Meridian Bancorp, Inc.	15,770	235,131
Northfield Bancorp, Inc.	39,707	489,587
Premier Financial Corp.	23,360	537,280
Provident Financial Services, Inc.	42,100	756,116
Radian Group, Inc.	30,900	625,725
Southern Missouri Bancorp, Inc.	7,679	233,749
Territorial Bancorp, Inc.	9,052	217,520
TrustCo Bank Corp.	113,664	758,139
Washington Federal, Inc.	39,244	1,010,140
		7,847,607
TOTAL FINANCIALS		87,070,132
	Shares Held	Value
HEALTH CARE — 1.20% Biotechnology — 0.20%
Vanda Pharmaceuticals, Inc. (a)	37,900	$498,006
Health Care Providers & Services — 0.59%
Hanger, Inc. (a)	41,600	914,784
MEDNAX, Inc. (a)	21,200	520,248
		1,435,032
Pharmaceuticals — 0.41%
Taro Pharmaceutical Industries Ltd. (a)	13,780	1,011,728
TOTAL HEALTH CARE		2,944,766
INDUSTRIALS — 20.25% Aerospace & Defense — 1.38%
AAR Corp.	29,040	1,051,828
Moog, Inc.	8,700	689,910
National Presto Industries, Inc.	7,714	682,149
Vectrus, Inc. (a)	19,555	972,275
		3,396,162
Air Freight & Logistics — 0.20%
Forward Air Corp.	6,500	499,460
Airlines — 0.19%
Spirit Airlines, Inc. (a)	18,900	462,105
Building Products — 1.54%
Apogee Enterprises, Inc.	15,700	497,376
Armstrong Flooring, Inc. (a)	145,695	556,555
Builders FirstSource, Inc. (a)	6,100	248,941
Griffon Corp.	12,300	250,674
Masonite International Corp. (a)	9,341	918,594
Resideo Technologies, Inc. (a)	50,400	1,071,504
UFP Industries, Inc.	4,400	244,420
		3,788,064
Commercial Services & Supplies — 2.70%
ABM Industries, Inc.	12,400	469,216
ACCO Brands Corp.	111,509	942,251
Ennis, Inc.	43,817	782,133
Herman Miller, Inc.	18,414	622,393
Interface, Inc.	105,600	1,108,801
Kimball International, Inc.	41,200	492,340
Knoll, Inc.	68,956	1,012,274
Steelcase, Inc.	72,915	987,998
US Ecology, Inc.	6,800	247,044
		6,664,450
Construction & Engineering — 2.51%
Comfort Systems USA, Inc.	13,900	731,974
Fluor Corp.	60,930	973,052
Great Lakes Dredge & Dock Corp. (a)	61,500	809,955

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
MYR Group, Inc. (a)	8,344	$501,474
Primoris Services Corp.	36,153	998,184
Sterling Construction Company, Inc. (a)	27,700	515,497
Tutor Perini Corp. (a)	48,521	628,347
Valmont Industries, Inc.	5,916	1,034,887
		6,193,370
Electrical Equipment — 2.77%
Acuity Brands, Inc.	4,200	508,578
Atkore International Group, Inc. (a)	5,900	242,549
AZZ, Inc.	21,100	1,000,984
Encore Wire Corp.	17,996	1,090,018
EnerSys	10,910	906,185
GrafTech International Ltd.	110,980	1,183,046
Powell Industries, Inc.	16,300	480,687
Preformed Line Products Company	7,927	542,524
Thermon Group Holdings, Inc. (a)	54,883	857,821
		6,812,392
Machinery — 4.08%
Blue Bird Corp. (a)	45,040	822,430
Crane Company	7,700	597,982
EnPro Industries, Inc.	13,050	985,536
Flowserve Corp.	13,400	493,790
Graham Corp.	12,389	188,065
The Greenbrier Companies, Inc.	27,599	1,004,051
Hillenbrand, Inc.	25,220	1,003,756
Hyster-Yale Materials Handling, Inc.	13,927	829,353
Kennametal, Inc.	13,200	478,368
Meritor, Inc. (a)	35,713	996,750
Miller Industries, Inc.	12,620	479,812
Mueller Industries, Inc.	14,100	495,051
Mueller Water Products, Inc.	36,700	454,346
TriMas Corp. (a)	7,900	250,193
Wabash National Corp.	56,782	978,354
		10,057,837
Marine — 0.29%
Matson, Inc.	12,713	724,260
Professional Services — 2.64%
BG Staffing, Inc.	16,260	219,347
CBIZ, Inc. (a)	19,600	521,556
FTI Consulting, Inc. (a)	4,600	513,912
GP Strategies Corp. (a)	32,383	384,062
Heidrick & Struggles International, Inc.	36,810	1,081,478
Kelly Services, Inc.	36,750	755,948
	Shares Held	Value
Kforce, Inc.	5,800	$244,122
Korn Ferry	25,356	1,102,987
Resources Connection, Inc.	57,685	725,100
TrueBlue, Inc. (a)	50,800	949,452
		6,497,964
Road & Rail — 0.33%
Schneider National, Inc.	12,200	252,540
Universal Logistics Holdings, Inc.	26,670	549,135
		801,675
Trading Companies & Distributors — 1.62%
Boise Cascade Company	15,400	736,120
DXP Enterprises, Inc. (a)	44,080	979,898
H&E Equipment Services, Inc.	8,500	253,385
Rush Enterprises, Inc.	24,147	1,000,169
WESCO International, Inc. (a)	13,052	1,024,582
		3,994,154
TOTAL INDUSTRIALS		49,891,893
INFORMATION TECHNOLOGY — 7.82% Communications Equipment — 0.62%
Casa Systems, Inc. (a)	40,500	249,885
Comtech Telecommunications Corp.	48,400	1,001,396
NETGEAR, Inc. (a)	6,600	268,158
		1,519,439
Electronic Equipment, Instruments & Components — 3.63%
Avnet, Inc.	30,000	1,053,299
Belden, Inc.	23,670	991,773
ePlus, Inc. (a)	5,200	457,340
Insight Enterprises, Inc. (a)	13,068	994,344
Kimball Electronics, Inc. (a)	31,200	498,888
Methode Electronics, Inc.	26,559	1,016,678
PC Connection, Inc. (a)	16,106	761,653
Plexus Corp. (a)	3,100	242,451
Sanmina Corp. (a)	30,195	962,919
ScanSource, Inc. (a)	37,033	976,931
Vishay Intertechnology, Inc.	48,126	996,689
		8,952,965
IT Services — 1.12%
Cass Information Systems, Inc.	21,100	821,001
CSG Systems International, Inc.	5,400	243,378
KBR, Inc.	32,400	1,002,132
Sykes Enterprises, Inc. (a)	18,600	700,662
		2,767,173

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Semiconductors & Semiconductor Equipment — 1.01%
Diodes, Inc. (a)	14,349	$1,011,605
NVE Corp.	8,100	455,058
Photronics, Inc. (a)	91,100	1,016,676
		2,483,339
Software — 0.86%
Ebix, Inc.	28,170	1,069,615
Xperi Holding Corp.	50,400	1,053,360
		2,122,975
Technology Hardware, Storage & Peripherals — 0.58%
Diebold Nixdorf, Inc. (a)	43,300	461,578
Super Micro Computer, Inc. (a)	30,600	968,796
		1,430,374
TOTAL INFORMATION TECHNOLOGY		19,276,265
MATERIALS — 3.93% Chemicals — 2.04%
American Vanguard Corp.	46,429	720,578
Cabot Corp.	17,370	779,566
FutureFuel Corp.	20,730	263,271
Hawkins, Inc.	4,800	251,088
HB Fuller Company	4,800	249,024
PQ Group Holdings, Inc.	34,400	490,544
Tredegar Corp.	24,930	416,331
Trinseo SA	21,050	1,077,970
W.R. Grace & Company	4,500	246,690
Westlake Chemical Partners LP	22,800	543,552
		5,038,614
Metals & Mining — 1.17%
Commercial Metals Company	24,600	505,284
Kaiser Aluminum Corp.	10,067	995,626
Schnitzer Steel Industries, Inc.	9,100	290,381
Warrior Met Coal, Inc.	27,400	584,168
Worthington Industries, Inc.	9,950	510,833
		2,886,292
Paper & Forest Products — 0.72%
Domtar Corp.	30,180	955,197
Glatfelter Corp.	14,500	237,510
Mercer International, Inc.	56,150	575,538
		1,768,245
TOTAL MATERIALS		9,693,151
REAL ESTATE — 1.29% Equity Real Estate Investment Trusts — 0.79%
Alexander's, Inc.	2,500	693,375
Pebblebrook Hotel Trust	42,900	806,520
	Shares Held	Value
Seritage Growth Properties (a)	30,748	$451,381
		1,951,276
Real Estate Management & Development — 0.50%
RE/MAX Holdings, Inc.	6,600	239,778
The RMR Group, Inc.	25,500	984,810
		1,224,588
TOTAL REAL ESTATE		3,175,864
UTILITIES — 3.99% Electric Utilities — 1.59%
ALLETE, Inc.	16,276	1,008,135
Otter Tail Corp.	22,840	973,212
PNM Resources, Inc.	19,002	922,167
Portland General Electric Company	23,700	1,013,650
		3,917,164
Gas Utilities — 1.64%
South Jersey Industries, Inc.	40,444	871,568
Southwest Gas Holdings, Inc.	15,900	965,925
Spire, Inc.	14,573	933,255
Star Group LP	38,860	365,673
Suburban Propane Partners LP	60,817	903,741
		4,040,162
Multi-Utilities — 0.76%
Avista Corp.	23,461	941,724
NorthWestern Corp.	16,103	938,966
		1,880,690
TOTAL UTILITIES		9,838,016
Total common stocks (Cost $203,700,515)		246,155,868
Total long-term investments (Cost $203,700,515)		246,155,868
SHORT-TERM INVESTMENTS — 0.47%	Principal Amount
Time Deposits — 0.47%
Banco Bilbao Vizcaya Argentaria SA, 0.01%, 01/04/2021*	$1,159,608	1,159,608
Total short-term investments (Cost $1,159,608)		1,159,608
Total investments — 100.38% (Cost $204,860,123)		247,315,476
Liabilities in excess of other assets — (0.38)%		(940,308)
Net assets — 100.00%		$246,375,168

(a) — Non-income producing security.

*   — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Global Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	5.03%
General Electric Company	4.75%
Wells Fargo & Company	4.00%
Anthem, Inc.	3.45%
Euronet Worldwide, Inc.	3.38%
Citigroup, Inc.	3.14%
Popular, Inc.	2.81%
Magna International, Inc.	2.74%
Oracle Corp.	2.68%
Microsoft Corp.	2.46%
COMMON STOCKS — 97.28%	Shares Held	Value
COMMUNICATION SERVICES — 6.31% Interactive Media & Services — 0.85%
Alphabet, Inc. (a)	150	$262,896
Media — 3.50%
Discovery, Inc. (a)	13,750	360,112
News Corp.	40,000	718,800
		1,078,912
Wireless Telecommunication Services — 1.96%
Vodafone Group PLC — ADR	36,572	602,707
TOTAL COMMUNICATION SERVICES		1,944,515
CONSUMER DISCRETIONARY — 8.22% Auto Components — 2.74%
Magna International, Inc.	11,911	843,299
Automobiles — 2.06%
General Motors Company	15,245	634,802
Hotels, Restaurants & Leisure — 2.41%
Accor SA (a) (v)	12,600	457,135
Compass Group PLC (v)	15,400	287,231
		744,366
Internet Catalog & Retail — 1.01%
Booking Holdings, Inc. (a)	140	311,818
TOTAL CONSUMER DISCRETIONARY		2,534,285
CONSUMER STAPLES — 3.66% Beverages — 2.22%
Heineken Holding NV (v)	7,287	683,752
Household Products — 1.44%
Henkel AG & Company KGaA (v)	4,600	443,256
TOTAL CONSUMER STAPLES		1,127,008
ENERGY — 6.63% Energy Equipment & Services — 1.26%
NOV, Inc. (formerly National Oilwell Varco, Inc.)	28,169	386,760
	Shares Held	Value
Oil, Gas & Consumable Fuels — 5.37%
Cenovus Energy, Inc.	27,700	$168,650
Hess Corp.	6,400	337,856
Royal Dutch Shell PLC — ADR	7,100	249,494
Suncor Energy, Inc.	25,500	427,705
Total SE (v)	10,938	472,106
		1,655,811
TOTAL ENERGY		2,042,571
FINANCIALS — 30.86% Banks — 16.99%
ABN AMRO Bank NV (a) (r) (v)	28,600	280,247
BNP Paribas SA (a) (v)	8,756	462,246
Citigroup, Inc.	15,704	968,309
Citizens Financial Group, Inc.	8,350	298,596
ING Groep NV (a) (v)	55,956	520,267
Popular, Inc.	15,400	867,328
Societe Generale SA (a) (v)	15,193	315,839
UniCredit SpA (a) (v)	31,100	291,386
Wells Fargo & Company	40,830	1,232,249
		5,236,467
Capital Markets — 5.29%
Credit Suisse Group AG (v)	46,064	594,727
Evercore, Inc.	2,600	285,064
The Goldman Sachs Group, Inc.	2,854	752,628
		1,632,419
Insurance — 8.58%
American International Group, Inc.	40,969	1,551,087
The Hartford Financial Services Group, Inc.	7,300	357,554
Tokio Marine Holdings, Inc. (v)	14,300	736,758
		2,645,399
TOTAL FINANCIALS		9,514,285

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Global Value Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 7.69% Health Care Equipment & Supplies — 1.71%
Medtronic PLC	4,500	$527,130
Health Care Providers & Services — 4.70%
Anthem, Inc.	3,315	1,064,414
UnitedHealth Group, Inc.	1,100	385,748
		1,450,162
Pharmaceuticals — 1.28%
GlaxoSmithKline PLC — ADR	10,719	394,459
TOTAL HEALTH CARE		2,371,751
INDUSTRIALS — 17.89% Aerospace & Defense — 3.25%
Airbus SE (a) (v)	4,900	537,743
BAE Systems PLC (v)	69,659	464,541
		1,002,284
Air Freight & Logistics — 2.33%
Royal Mail PLC (a) (v)	155,787	718,022
Airlines — 1.10%
Qantas Airways Ltd. (a) (v)	90,200	338,228
Industrial Conglomerates — 5.97%
General Electric Company	135,672	1,465,258
Siemens AG (v)	2,600	374,518
		1,839,776
Machinery — 3.75%
CNH Industrial NV (a)	57,782	741,921
Cummins, Inc.	1,829	415,366
		1,157,287
Road & Rail — 1.49%
AMERCO	1,012	459,408
TOTAL INDUSTRIALS		5,515,005
INFORMATION TECHNOLOGY — 14.70% Communications Equipment — 0.99%
Telefonaktiebolaget LM Ericsson — ADR	25,472	304,391
Electronic Equipment, Instruments & Components — 3.57%
Corning, Inc.	12,373	445,428
TE Connectivity Ltd.	5,400	653,778
		1,099,206
IT Services — 3.38%
Euronet Worldwide, Inc. (a)	7,200	1,043,424
Software — 5.14%
Microsoft Corp.	3,413	759,119
Oracle Corp.	12,775	826,415
		1,585,534
	Shares Held	Value
Technology Hardware, Storage & Peripherals — 1.62%
Hewlett Packard Enterprise Company	42,187	$499,916
TOTAL INFORMATION TECHNOLOGY		4,532,471
REAL ESTATE — 1.32% Equity Real Estate Investment Trusts — 1.32%
Pebblebrook Hotel Trust	7,700	144,760
Seritage Growth Properties (a)	17,843	261,935
TOTAL REAL ESTATE		406,695
Total common stocks (Cost $26,285,999)		29,988,586
Total long-term investments (Cost $26,285,999)		29,988,586
SHORT-TERM INVESTMENTS — 2.53%	Principal Amount
Time Deposits — 2.53%
Banco Santander SA, 0.01%, 01/04/2021*	$780,164	780,164
Total short-term investments (Cost $780,164)		780,164
Total investments — 99.81% (Cost $27,066,163)		30,768,750
Other assets in excess of liabilities — 0.19%		57,425
Net assets — 100.00%		$30,826,175

(a) — Non-income producing security.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $280,247, which represented 0.91% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $7,978,002, which represented 25.88% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley International Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
CNH Industrial NV	3.90%
Royal Mail PLC	3.74%
Tokio Marine Holdings, Inc.	3.68%
Airbus SE	3.57%
BAE Systems PLC	3.36%
Heineken Holding NV	3.27%
BNP Paribas SA	3.19%
Enstar Group Ltd.	3.16%
Henkel AG & Company KGaA	2.91%
ING Groep NV	2.90%
COMMON STOCKS — 99.78%	Shares Held	Value
COMMUNICATION SERVICES — 3.08% Media — 0.77%
RTL Group SA (a) (v)	400	$19,460
Wireless Telecommunication Services — 2.31%
Vodafone Group PLC (v)	35,446	58,220
TOTAL COMMUNICATION SERVICES		77,680
CONSUMER DISCRETIONARY — 8.90% Auto Components — 2.79%
Magna International, Inc.	992	70,234
Automobiles — 1.50%
Bayerische Motoren Werke AG (v)	561	37,792
Hotels, Restaurants & Leisure — 4.61%
Accor SA (a) (v)	1,920	69,659
Compass Group PLC (a) (v)	2,500	46,628
		116,287
TOTAL CONSUMER DISCRETIONARY		224,313
CONSUMER STAPLES — 11.75% Beverages — 5.30%
Britvic PLC (v)	2,100	23,327
Coca-Cola European Partners PLC	560	27,905
Heineken Holding NV (v)	877	82,290
		133,522
Food & Staples Retailing — 0.93%
Tesco PLC (v)	7,396	23,340
Food Products — 0.70%
Ezaki Glico Company Ltd. (v)	400	17,588
Household Products — 2.91%
Henkel AG & Company KGaA (v)	760	73,233
Personal Products — 1.40%
Unilever PLC (v)	588	35,265
Tobacco — 0.51%
Scandinavian Tobacco Group A/S (r) (v)	757	12,910
TOTAL CONSUMER STAPLES		295,858
	Shares Held	Value
ENERGY — 12.49% Energy Equipment & Services — 4.92%
Frank's International NV (a)	13,357	$36,598
Schlumberger NV	1,600	34,928
Subsea 7 SA (a) (v)	5,100	52,401
		123,927
Oil, Gas & Consumable Fuels — 7.57%
Cairn Energy PLC (a) (v)	23,436	67,199
Cenovus Energy, Inc.	4,000	24,354
Kosmos Energy Ltd.	5,768	13,555
Royal Dutch Shell PLC (v)	1,527	26,880
Suncor Energy, Inc.	1,500	25,159
Total SE (v)	775	33,451
		190,598
TOTAL ENERGY		314,525
FINANCIALS — 28.36% Banks — 15.97%
ABN AMRO Bank NV (a) (r) (v)	3,500	34,296
AIB Group PLC (a) (v)	12,600	25,875
Bank of Ireland Group PLC (a) (v)	4,600	18,570
Barclays PLC (a) (v)	26,217	52,593
BNP Paribas SA (a) (v)	1,524	80,455
ING Groep NV (a) (v)	7,867	73,145
Natwest Group PLC (a) (v)	10,100	23,089
Societe Generale SA (a) (v)	2,231	46,379
UniCredit SpA (a) (v)	5,100	47,784
		402,186
Capital Markets — 2.84%
Credit Suisse Group AG (v)	5,548	71,630
Insurance — 9.55%
Enstar Group Ltd. (a)	389	79,702
Global Indemnity Group LLC	968	27,675

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley International Value Fund (Unaudited)

	Shares Held	Value
Tokio Marine Holdings, Inc. (v)	1,800	$92,738
Zurich Insurance Group AG (v)	96	40,456
		240,571
TOTAL FINANCIALS		714,387
HEALTH CARE — 5.96% Health Care Equipment & Supplies — 4.20%
Koninklijke Philips NV (v)	767	41,316
Medtronic PLC	550	64,427
		105,743
Pharmaceuticals — 1.76%
GlaxoSmithKline PLC (v)	1,609	29,441
Sanofi (v)	153	14,829
		44,270
TOTAL HEALTH CARE		150,013
INDUSTRIALS — 21.38% Aerospace & Defense — 6.93%
Airbus SE (a) (v)	820	89,990
BAE Systems PLC (v)	12,675	84,527
		174,517
Air Freight & Logistics — 3.74%
Royal Mail PLC (a) (v)	20,429	94,158
Airlines — 2.40%
Qantas Airways Ltd. (a) (v)	16,100	60,371
Commercial Services & Supplies — 1.03%
Babcock International Group PLC (a) (v)	6,800	25,985
Industrial Conglomerates — 2.80%
Siemens AG (v)	490	70,582
Machinery — 4.28%
CNH Industrial NV (a) (v)	759	9,541
CNH Industrial NV (a)	7,653	98,265
		107,806
Professional Services — 0.20%
Hudson Global, Inc. (a)	499	5,239
TOTAL INDUSTRIALS		538,658
INFORMATION TECHNOLOGY — 7.86% Communications Equipment — 2.15%
Telefonaktiebolaget LM Ericsson (v)	4,544	54,053
Electronic Equipment, Instruments & Components — 3.08%
Hitachi Ltd. (v)	600	23,682
TE Connectivity Ltd.	445	53,876
		77,558
	Shares Held	Value
Semiconductors & Semiconductor Equipment — 2.63%
NXP Semiconductors NV	260	$41,343
Taiwan Semiconductor Manufacturing Company Ltd. — ADR	230	25,079
		66,422
TOTAL INFORMATION TECHNOLOGY		198,033
Total common stocks (Cost $2,281,099)		2,513,467
Total long-term investments (Cost $2,281,099)		2,513,467
SHORT-TERM INVESTMENTS — 0.48%	Principal Amount
Time Deposits — 0.48%
Brown Brothers Harriman & Co., 0.01%, 01/04/2021*	$12,012	12,012
Total short-term investments (Cost $12,012)		12,012
Total investments — 100.26% (Cost $2,293,111)		2,525,479
Liabilities in excess of other assets — (0.26)%		(6,431)
Net assets — 100.00%		$2,519,048

(a) — Non-income producing security.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $47,206, which represented 1.87% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,885,128, which represented 74.83% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Tikkurila Oyj	0.85%
Frank's International NV	0.70%
Senior PLC	0.67%
Bank of Ireland Group PLC	0.66%
Kosmos Energy Ltd.	0.63%
Cairn Energy PLC	0.62%
Aggreko PLC	0.59%
AOKI Holdings, Inc.	0.59%
Royal Mail PLC	0.59%
Airport City Ltd.	0.58%
COMMON STOCKS — 99.08%	Shares Held	Value
COMMUNICATION SERVICES — 2.59% Diversified Telecommunication Services — 0.49%
O2 Czech Republic AS	2,400	$28,048
Entertainment — 0.29%
Akatsuki, Inc. (v)	200	8,030
GungHo Online Entertainment, Inc. (v)	400	8,956
		16,986
Media — 1.81%
APG SGA SA (a)	120	26,758
Atresmedia Corp. de Medios de Comunicacion SA (a) (v)	3,400	11,957
ITV PLC (a) (v)	11,000	16,029
Metropole Television SA (a) (v)	1,200	19,452
Reach PLC (a) (v)	10,111	19,980
TX Group AG (v)	130	10,388
		104,564
TOTAL COMMUNICATION SERVICES		149,598
CONSUMER DISCRETIONARY — 11.92% Auto Components — 1.55%
Cie Plastic Omnium SA (v)	500	17,204
FCC Company Ltd. (v)	800	13,851
Hella GmbH & Company KGaA (a) (v)	200	12,998
NHK Spring Company Ltd. (v)	2,300	15,773
Nokian Renkaat Oyj (v)	300	10,566
Toyota Boshoku Corp. (v)	1,200	19,488
		89,880
Automobiles — 1.15%
Mazda Motor Corp. (v)	4,500	30,123
Mitsubishi Motors Corp. (a) (v)	8,900	18,725
Trigano SA	100	17,689
		66,537
	Shares Held	Value
Distributors — 0.55%
Inchcape PLC (a) (v)	3,600	$31,692
Hotels, Restaurants & Leisure — 0.66%
888 Holdings PLC (v)	2,800	10,959
Dalata Hotel Group PLC (a)	5,900	27,281
		38,240
Household Durables — 2.86%
Bellway PLC (v)	800	32,299
Countryside Properties PLC (a) (r) (v)	2,100	13,391
Crest Nicholson Holdings PLC (a) (v)	4,100	18,282
Foster Electric Company Ltd. (v)	2,500	30,873
Henry Boot PLC (v)	2,800	9,770
Redrow PLC (a) (v)	3,900	30,423
Tamron Company Ltd. (v)	1,700	30,121
		165,159
Internet & Catalog Retail — 0.20%
Takkt AG (a) (v)	900	11,729
Leisure Products — 0.24%
Photo-Me International PLC (a) (v)	20,900	13,909
Specialty Retail — 3.93%
Adastria Company Ltd. (v)	1,600	32,124
AOKI Holdings, Inc. (v)	6,800	34,150
Bilia AB (a) (v)	2,400	29,379
Geo Holdings Corp. (v)	1,300	15,258
Kingfisher PLC (a) (v)	7,300	26,975
Mobilezone Holding AG (v)	1,100	12,512
Premier Investments Ltd. (v)	900	16,328
Unieuro SpA (a) (r) (v)	1,900	32,016
United Arrows Ltd. (v)	1,900	28,183
		226,925

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Textiles, Apparel & Luxury Goods — 0.78%
Chargeurs SA (v)	700	$15,121
HUGO BOSS AG (v)	900	29,906
		45,027
TOTAL CONSUMER DISCRETIONARY		689,098
CONSUMER STAPLES — 6.24% Beverages — 1.20%
Britvic PLC (v)	2,300	25,549
Corby Spirit and Wine Ltd.	1,100	14,604
Stock Spirits Group PLC (v)	8,000	29,340
		69,493
Food & Staples Retailing — 1.72%
Amsterdam Commodities NV	400	10,213
Arcs Company Ltd. (v)	800	18,027
Kato Sangyo Company Ltd. (v)	800	27,119
Metcash Ltd. (v)	11,700	30,520
Sugi Holdings Company Ltd. (v)	200	13,360
		99,239
Food Products — 2.85%
Austevoll Seafood ASA (v)	2,000	20,425
Ezaki Glico Company Ltd. (v)	600	26,382
Greencore Group PLC (v)	10,800	17,217
Itoham Yonekyu Holdings, Inc. (v)	1,500	9,790
La Doria SpA (v)	1,700	28,380
Neto ME Holdings Ltd. (v)	300	12,422
Nippon Flour Mills Company Ltd. (v)	900	14,055
Tassal Group Ltd. (v)	10,000	25,864
Tate & Lyle PLC (v)	1,100	10,136
		164,671
Tobacco — 0.47%
Scandinavian Tobacco Group A/S (r) (v)	1,600	27,286
TOTAL CONSUMER STAPLES		360,689
ENERGY — 2.95% Energy Equipment & Services — 1.70%
Frank's International NV (a)	14,800	40,552
Subsea 7 SA (a) (v)	2,800	28,769
TechnipFMC PLC (v)	3,100	29,138
		98,459
Oil, Gas & Consumable Fuels — 1.25%
Cairn Energy PLC (a) (v)	12,600	36,128
Kosmos Energy Ltd.	15,400	36,190
		72,318
TOTAL ENERGY		170,777
	Shares Held	Value
FINANCIALS — 25.56% Banks — 9.63%
AIB Group PLC (a) (v)	14,900	$30,599
The Aichi Bank Ltd. (v)	300	8,544
Banca Popolare di Sondrio SCPA (a) (v)	4,700	12,681
Banco de Sabadell SA (v)	76,000	32,889
Bank Millennium SA (a) (v)	35,900	31,454
Bank of Ireland Group PLC (a) (v)	9,400	37,947
Caisse Regionale de Credit Agricole Mutuel Brie Picardie	1,000	27,120
Caisse Regionale de Credit Agricole Mutuel de Normandie-Seine	200	27,238
Caisse Regionale de Credit Agricole Mutuel de Paris et d'Ile-de-France (v)	310	28,471
Caisse Regionale de Credit Agricole Mutuel d'Ille-et-Vilaine (v)	190	20,367
Caisse Regionale de Credit Agricole Mutuel Nord de France	600	15,646
Caisse Regionale de Credit Agricole Mutuel Toulouse 31	230	27,817
Canadian Western Bank	1,200	26,981
Credito Valtellinese SpA (a) (v)	2,000	28,491
Dah Sing Financial Holdings Ltd. (v)	4,000	11,284
The Hachijuni Bank Ltd. (v)	3,000	9,994
Jutlander Bank A/S	500	15,839
Kansai Mirai Financial Group, Inc. (v)	2,300	11,147
The Keiyo Bank Ltd. (v)	2,400	9,713
Komercni Banka AS (a) (v)	600	18,345
The Musashino Bank Ltd. (v)	600	8,709
Pareto Bank ASA (v)	3,200	14,669
San ju San Financial Group, Inc. (v)	700	8,553
Santander Bank Polska SA (a) (v)	400	19,896
Sparebanken Telemark (v)	1,000	16,277
Sparekassen Sjaelland-Fyn A/S	1,000	14,773
The Tochigi Bank Ltd. (v)	5,800	9,686
Unicaja Banco SA (a) (r) (v)	35,600	31,281
		556,411
Capital Markets — 5.16%
AGF Management Ltd.	6,300	30,092
Alaris Equity Partners Income	1,200	14,245
Canaccord Genuity Group, Inc.	1,700	14,905
CI Financial Corp.	1,200	14,876
GAM Holding AG (a) (v)	12,400	30,549
JAFCO Group Company Ltd. (v)	600	29,983
Janus Henderson Group PLC	400	13,004
Jupiter Fund Management PLC (v)	3,300	12,757
Man Group PLC (v)	9,400	17,750

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Meitav Dash Investments Ltd. (v)	3,400	$15,055
Navigator Global Investments Ltd. (v)	21,400	28,689
Numis Corp. PLC (v)	2,200	10,174
Quilter PLC (r) (v)	5,100	10,681
Rothschild & Company (a) (v)	900	28,182
Sawada Holdings Company Ltd. (v)	1,900	17,296
Value Partners Group Ltd. (v)	19,000	10,017
		298,255
Consumer Finance — 3.03%
AEON Credit Service M Bhd (v)	10,400	31,094
AEON Financial Service Company Ltd. (v)	1,300	15,592
goeasy Ltd.	200	15,186
Hoist Finance AB (a) (r) (v)	6,500	29,026
Humm Group Ltd. (v)	11,300	9,791
Nawi Brothers Ltd. (v)	5,100	27,833
Orient Corp. (v)	9,000	10,126
Provident Financial PLC (a) (v)	4,600	19,274
Resurs Holding AB (a) (r) (v)	3,200	17,443
		175,365
Diversified Financial Services — 3.09%
Banca IFIS SpA (a) (v)	2,500	28,182
Banca Mediolanum SpA (a) (v)	1,200	10,425
Challenger Ltd. (v)	3,300	16,398
doValue SpA (a) (r)	1,500	17,683
Financial Products Group Company Ltd. (v)	5,600	27,332
Investment AB Oresund (v)	800	12,099
Japan Investment Adviser Company Ltd. (v)	800	10,362
M&G PLC (v)	12,000	32,390
Tokyo Century Corp. (v)	300	23,808
		178,679
Insurance — 4.48%
ASR Nederland NV (v)	800	32,009
Beazley PLC (v)	2,300	11,468
Clal Insurance Enterprises Holdings Ltd. (a) (v)	800	12,556
Direct Line Insurance Group PLC (v)	6,700	29,303
Grupo Catalana Occidente SA (v)	400	14,293
Helvetia Holding AG (v)	100	10,562
Hiscox Ltd. (a) (v)	900	12,256
Lancashire Holdings Ltd. (v)	2,600	25,789
RSA Insurance Group PLC (v)	3,000	27,807
SCOR SE (a) (v)	800	25,949
Unipol Gruppo SpA (a) (v)	3,400	16,338
UNIQA Insurance Group AG (v)	1,600	12,569
	Shares Held	Value
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,100	$27,951
		258,850
Thrifts & Mortgage Finance — 0.17%
Asax Company Ltd. (v)	1,400	9,740
TOTAL FINANCIALS		1,477,300
HEALTH CARE — 3.38% Health Care Equipment & Supplies — 0.57%
Draegerwerk AG & Company KGaA (v)	200	14,835
Paramount Bed Holdings Company Ltd. (v)	400	18,265
		33,100
Health Care Providers & Services — 2.20%
Arvida Group Ltd. (v)	9,400	12,134
Estia Health Ltd. (v)	23,800	32,489
Regis Healthcare Ltd. (v)	20,900	30,363
Ship Healthcare Holdings, Inc. (v)	200	11,139
Summerset Group Holdings Ltd. (v)	1,600	14,470
Toho Holdings Company Ltd. (v)	1,500	26,370
		126,965
Pharmaceuticals — 0.61%
Alliance Pharma PLC (v)	9,500	11,366
Sawai Pharmaceutical Company Ltd. (v)	200	9,077
Tsumura & Company (v)	500	15,038
		35,481
TOTAL HEALTH CARE		195,546
INDUSTRIALS — 23.70% Aerospace & Defense — 2.62%
Austal Ltd. (v)	7,100	14,649
Avio SpA (a) (v)	2,000	27,702
Meggitt PLC (a) (v)	3,100	19,713
QinetiQ Group PLC (v)	4,400	19,236
Saab AB (a) (v)	600	17,458
Senior PLC (a)	31,500	38,445
Ultra Electronics Holdings PLC (v)	500	14,073
		151,276
Air Freight & Logistics — 2.25%
bpost SA (a) (v)	2,500	25,841
Oesterreichische Post AG (v)	400	13,993
PostNL NV (a) (v)	7,800	26,588
Royal Mail PLC (a) (v)	7,400	34,106
Wincanton PLC	8,500	29,757
		130,285
Airlines — 0.44%
Qantas Airways Ltd. (a) (v)	6,800	25,498

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Building Products — 0.66%
Inrom Construction Industries Ltd. (v)	2,500	$12,188
Nichiha Corp. (v)	300	9,460
Takasago Thermal Engineering Company Ltd. (v)	1,100	16,698
		38,346
Commercial Services & Supplies — 2.35%
Aggreko PLC (v)	4,000	34,289
Daiseki Company Ltd. (v)	400	11,745
Downer EDI Ltd. (v)	4,400	18,080
ISS A/S (a) (v)	700	12,041
Loomis AB (v)	1,000	27,577
Okamura Corp. (v)	1,300	11,642
Pilot Corp. (v)	400	11,240
Societe BIC SA (v)	160	9,051
		135,665
Construction & Engineering — 3.23%
Balfour Beatty PLC (a) (v)	3,300	12,214
CIMIC Group Ltd. (a) (v)	600	11,286
Grupo Empresarial San Jose SA (v)	1,700	9,361
Hazama Ando Corp. (v)	1,500	10,475
Implenia AG (v)	500	13,554
Keller Group PLC	1,400	13,364
Kumagai Gumi Company Ltd. (v)	400	10,086
Maire Tecnimont SpA (a) (v)	8,500	19,073
Morgan Sindall Group PLC (v)	600	12,548
Per Aarsleff Holding A/S (v)	300	15,039
Sanki Engineering Company Ltd. (v)	800	9,414
Strabag SE (v)	300	10,401
Sumitomo Densetsu Company Ltd. (v)	400	10,187
Sumitomo Mitsui Construction Company Ltd. (v)	2,300	9,557
Taikisha Ltd. (v)	400	10,506
Tobishima Corp. (v)	900	9,436
		186,501
Electrical Equipment — 0.40%
GS Yuasa Corp. (v)	800	23,022
Industrial Conglomerates — 1.05%
MBB SE (v)	210	27,690
Rheinmetall AG (v)	310	32,822
		60,512
Machinery — 8.10%
ANDRITZ AG (v)	300	13,752
Aumann AG (a) (r) (v)	1,000	13,971
Bucher Industries AG (v)	40	18,347
Danieli & C Officine Meccaniche SpA	2,500	29,319
Duerr AG (v)	800	32,712
	Shares Held	Value
Ebara Corp. (v)	500	$16,364
Frencken Group Ltd. (v)	19,400	19,423
Fu Yu Corp. Ltd. (v)	51,000	10,238
Glory Ltd. (v)	800	16,157
The Japan Steel Works Ltd. (v)	1,100	32,859
Manitou BF SA	700	20,438
Meidensha Corp. (v)	600	13,529
Morgan Advanced Materials PLC (v)	4,400	18,737
Nitta Corp. (v)	800	17,306
Noritake Company Ltd. (v)	500	14,521
OKUMA Corp. (v)	200	11,218
OSG Corp. (v)	600	11,487
Ponsse Oyj (v)	500	17,803
Shibuya Corp. (v)	400	13,733
Shinmaywa Industries Ltd. (v)	1,400	12,004
Sulzer AG (v)	130	13,748
Takeuchi Manufacturing Company Ltd. (v)	1,100	25,977
Takuma Company Ltd. (v)	900	16,086
Talgo SA (a) (r) (v)	2,600	13,082
Tsubakimoto Chain Company (v)	600	15,777
Tsukishima Kikai Company Ltd. (v)	1,400	18,916
Wacker Neuson SE (a) (v)	500	10,834
		468,338
Professional Services — 1.41%
Bertrandt AG	600	29,026
Gateley Holdings PLC (a)	8,800	17,569
McMillan Shakespeare Ltd. (v)	1,400	13,348
Persol Holdings Company Ltd. (v)	600	10,840
SThree PLC (a) (v)	2,600	10,568
		81,351
Road & Rail — 0.37%
Nikkon Holdings Company Ltd. (v)	500	10,025
Sankyu, Inc. (v)	300	11,344
		21,369
Trading Companies & Distributors — 0.82%
Ferronordic AB (v)	1,400	26,841
Kanamoto Company Ltd. (v)	500	10,750
Kanematsu Corp. (v)	800	9,991
		47,582
TOTAL INDUSTRIALS		1,369,745
INFORMATION TECHNOLOGY — 8.40% Communications Equipment — 0.94%
Evertz Technologies Ltd.	2,700	28,041
Telit Communications PLC (a)	9,800	26,267
		54,308

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Electronic Equipment, Instruments & Components — 3.83%
Alps Alpine Company Ltd. (v)	2,100	$27,709
AT&S Austria Technologie & Systemtechnik AG (v)	500	15,896
Esprinet SpA (a) (v)	1,600	21,144
Hi-P International Ltd. (v)	20,900	31,793
Horiba Ltd. (v)	200	11,747
Japan Aviation Electronics Industry Ltd. (v)	2,000	30,697
Kaga Electronics Company Ltd. (v)	700	16,217
Macnica Fuji Electronics Holdings, Inc. (v)	600	11,801
Nippon Electric Glass Company Ltd. (v)	700	15,334
Oki Electric Industry Company Ltd. (v)	1,200	10,612
V Technology Company Ltd. (v)	500	28,547
		221,497
IT Services — 1.33%
CSE Global Ltd. (v)	46,800	16,682
DTS Corp. (v)	500	10,312
Global Dominion Access SA (a) (r) (v)	3,400	15,606
KNOW IT AB (a)	500	18,930
Sword Group (v)	400	15,315
		76,845
Semiconductors & Semiconductor Equipment — 1.82%
Elmos Semiconductor SE (v)	400	13,425
Kulicke & Soffa Industries, Inc.	900	28,629
Micronics Japan Company Ltd. (v)	1,100	13,846
Siltronic AG (v)	70	10,947
Tokyo Seimitsu Company Ltd. (v)	300	14,115
Ulvac, Inc. (v)	300	12,862
UMS Holdings Ltd. (v)	13,700	11,203
		105,027
Software — 0.48%
Silverlake Axis Ltd. (v)	135,400	27,711
TOTAL INFORMATION TECHNOLOGY		485,388
MATERIALS — 10.40% Chemicals — 3.82%
Daicel Corp. (v)	1,300	9,502
ICL Group Ltd. (v)	2,800	14,293
Johnson Matthey PLC (v)	500	16,565
Kanto Denka Kogyo Company Ltd. (v)	4,000	30,733
Lenzing AG (a) (v)	180	18,134
Nihon Parkerizing Company Ltd. (v)	900	9,335
Sumitomo Seika Chemicals Company Ltd. (v)	700	27,878
Tikkurila Oyj (v)	1,600	48,885
Toagosei Company Ltd. (v)	1,400	16,457
Tokuyama Corp. (v)	1,300	29,267
		221,049
	Shares Held	Value
Construction Materials — 2.09%
Breedon Group PLC (a)	9,100	$10,876
Buzzi Unicem SpA (v)	600	14,324
CSR Ltd. (v)	4,200	17,012
Forterra PLC (a) (r) (v)	9,500	31,644
H+H International A/S (a) (v)	800	17,313
Vicat SA	700	29,374
		120,543
Containers & Packaging — 0.75%
Fuji Seal International, Inc. (v)	500	9,782
Mayr Melnhof Karton AG (v)	60	12,075
Orora Ltd. (v)	5,600	11,649
Winpak Ltd.	300	10,092
		43,598
Metals & Mining — 2.65%
Central Asia Metals PLC (v)	4,900	16,087
Dowa Holdings Company Ltd. (v)	300	10,875
MACA Ltd. (v)	14,700	13,813
Macmahon Holdings Ltd. (v)	49,900	10,222
Mineral Resources Ltd. (v)	600	17,348
Mount Gibson Iron Ltd. (v)	46,500	33,001
Regis Resources Ltd. (v)	9,900	28,569
Sandfire Resources Ltd. (v)	3,200	13,227
Tokyo Steel Manufacturing Company Ltd. (v)	1,500	9,717
		152,859
Paper & Forest Products — 1.09%
Altri SGPS SA (v)	2,400	15,098
The Navigator Company SA (a) (v)	6,200	18,822
Stella-Jones, Inc.	800	29,086
		63,006
TOTAL MATERIALS		601,055
REAL ESTATE — 2.16% Equity Real Estate Investment Trusts — 0.15%
First Real Estate Investment Trust (v)	50,600	9,005
Real Estate Management & Development — 2.01%
Airport City Ltd. (a) (v)	2,200	33,406
Great Eagle Holdings Ltd. (v)	10,000	27,480
Nisshin Group Holdings Company Ltd. (v)	7,400	30,279
Shinoken Group Company Ltd. (v)	2,300	24,848
		116,013
TOTAL REAL ESTATE		125,018
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley International Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
UTILITIES — 1.78% Electric Utilities — 1.03%
BKW AG (v)	260	$29,297
EVN AG (v)	1,400	30,339
		59,636
Gas Utilities — 0.75%
Hiroshima Gas Company Ltd. (v)	4,500	16,355
Italgas SpA (v)	4,200	26,754
		43,109
TOTAL UTILITIES		102,745
Total common stocks (Cost $4,503,411)		5,726,959
RIGHTS — 0.00%
MATERIALS — 0.00% Metals & Mining — 0.00%
MACA Ltd. (Acquired 07/01/2020, Cost $121) (a) (f) (i) (m) (u) Expiration: January 2021	1,838	0
TOTAL MATERIALS		0
Total rights (Cost $121)		0
Total long-term investments (Cost $4,503,532)		5,726,959
SHORT-TERM INVESTMENTS — 0.87%	Principal Amount
Time Deposits — 0.87%
BNP Paribas, 0.01%, 01/04/2021*	$50,526	50,526
Total short-term investments (Cost $50,526)		50,526
Total investments — 99.95% (Cost $4,554,058)		5,777,485
Other assets in excess of liabilities — 0.05%		2,703
Net assets — 100.00%		$5,780,188

(a) — Non-income producing security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $0, which represented 0.00% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $0, which represented 0.00% of net assets.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $0, which represented 0.00% of net assets.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $253,110, which represented 4.38% of net assets.

(u) — Value determined using significant unobservable inputs.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $4,863,055, which represented 84.13% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

Largest Holdings*	Percent of net assets
Microsoft Corp.	8.15%
General Electric Company	7.82%
Wells Fargo & Company	5.57%
The Goldman Sachs Group, Inc.	4.26%
American International Group, Inc.	4.26%
AMERCO	4.08%
News Corp.	4.01%
Bank of America Corp.	3.75%
Triple-S Management Corp.	3.75%
Oracle Corp.	3.73%

* Excluding short-term securities

COMMON STOCKS — 95.88%	Shares Held	Value
COMMUNICATION SERVICES — 10.92% Interactive Media & Services — 1.31%
Alphabet, Inc. (a)	3,200	$5,608,448
Media — 7.53%
Comcast Corp.	60,300	3,159,720
Discovery, Inc. (a)	337,500	8,839,125
News Corp.	958,600	17,226,042
ViacomCBS, Inc.	83,000	3,092,580
		32,317,467
Wireless Telecommunication Services — 2.08%
Vodafone Group PLC — ADR	543,500	8,956,880
TOTAL COMMUNICATION SERVICES		46,882,795
CONSUMER DISCRETIONARY — 2.58% Hotels, Restaurants & Leisure — 1.01%
Accor SA (a) (v)	118,800	4,310,133
Specialty Retail — 1.57%
The ODP Corp.	230,270	6,746,911
TOTAL CONSUMER DISCRETIONARY		11,057,044
CONSUMER STAPLES — 1.95% Beverages — 1.95%
Heineken Holding NV (v)	89,400	8,388,563
TOTAL CONSUMER STAPLES		8,388,563
ENERGY — 9.71% Energy Equipment & Services — 2.82%
Frank's International NV (a)	2,048,400	5,612,616
McDermott International Ltd. (a)	1,408,228	1,140,665
NOV, Inc. (formerly National Oilwell Varco, Inc.)	389,500	5,347,835
		12,101,116
Oil, Gas & Consumable Fuels — 6.89%
Cairn Energy PLC (a) (v)	3,458,900	9,917,837
Equitrans Midstream Corp.	663,600	5,335,344
Hess Corp.	105,800	5,585,182
	Shares Held	Value
Range Resources Corp. (a)	637,000	$4,267,900
Royal Dutch Shell PLC — ADR	80,300	2,821,742
Whiting Petroleum Corp. (a)	65,725	1,643,125
		29,571,130
TOTAL ENERGY		41,672,246
FINANCIALS — 23.48% Banks — 10.62%
Bank of America Corp. (c)	531,200	16,100,672
Popular, Inc.	98,700	5,558,784
Wells Fargo & Company	792,600	23,920,668
		45,580,124
Capital Markets — 6.30%
The Goldman Sachs Group, Inc.	69,300	18,275,103
Morgan Stanley	85,500	5,859,315
Motors Liquidation Company GUC Trust (a) (o)	1,623,100	2,929,695
		27,064,113
Insurance — 6.56%
American International Group, Inc. (c)	482,700	18,275,022
Enstar Group Ltd. (a)	33,700	6,904,793
Global Indemnity Group LLC	104,400	2,984,796
		28,164,611
TOTAL FINANCIALS		100,808,848
HEALTH CARE — 6.38% Health Care Providers & Services — 6.38%
Anthem, Inc.	35,200	11,302,368
Triple-S Management Corp. (a)	753,600	16,089,360
TOTAL HEALTH CARE		27,391,728
INDUSTRIALS — 15.54% Air Freight & Logistics — 3.52%
Royal Mail PLC (a) (c) (v)	3,276,300	15,100,470

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

	Shares Held	Value
Industrial Conglomerates — 7.82%
General Electric Company (c)	3,108,200	$33,568,560
Professional Services — 0.12%
Hudson Global, Inc. (a)	48,170	505,785
Road & Rail — 4.08%
AMERCO	38,600	17,522,856
TOTAL INDUSTRIALS		66,697,671
INFORMATION TECHNOLOGY — 19.88% Electronic Equipment, Instruments & Components — 3.67%
Arrow Electronics, Inc. (a)	22,700	2,208,710
TE Connectivity Ltd.	111,700	13,523,519
		15,732,229
IT Services — 1.87%
Euronet Worldwide, Inc. (a)	55,500	8,043,060
Software — 11.88%
Microsoft Corp. (c)	157,300	34,986,666
Oracle Corp. (c)	247,800	16,030,182
		51,016,848
Technology Hardware, Storage & Peripherals — 2.46%
Hewlett Packard Enterprise Company	890,800	10,555,980
TOTAL INFORMATION TECHNOLOGY		85,348,117
MATERIALS — 3.34% Chemicals — 2.75%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o) (u)	32,422	11,815,874
Metals & Mining — 0.59%
American Zinc Recycling Corp. (Acquired 07/24/2014 — 12/10/2019, Cost $7,951,436) (a) (f) (i) (m) (u)	7,042	2,529,874
TOTAL MATERIALS		14,345,748
REAL ESTATE — 2.10% Equity Real Estate Investment Trusts — 2.10%
Seritage Growth Properties (a) (l)	613,700	9,009,116
TOTAL REAL ESTATE		9,009,116
Total common stocks (Cost $347,084,667)		411,601,876
PREFERRED STOCKS — 0.58% FINANCIALS — 0.58%
Thrifts & Mortgage Finance — 0.58%
Federal Home Loan Mortgage Corp. — Series K (a)	33,900	510,195
Federal Home Loan Mortgage Corp. — Series N (a)	118,600	1,725,630
Federal Home Loan Mortgage Corp. — Series S (a)	18,700	268,719
TOTAL FINANCIALS		2,504,544
Total preferred stocks (Cost $274,261)		2,504,544
TERM LOANS — 1.67%	Principal Amount	Value
CONSUMER DISCRETIONARY — 0.44% Specialty Retail — 0.44%
Ascena Retail Group, Inc. 4.737% (3 Month LIBOR USD + 4.500%), 08/21/2022 (Acquired 07/15/2019 — 11/04/2019, Cost $7,002,298) (b) (d) (m)	$9,215,753	$1,866,190
TOTAL CONSUMER DISCRETIONARY		1,866,190
ENERGY — 0.29% Energy Equipment & Services — 0.29%
Lealand Finance Company BV 3.147% (1 Month LIBOR USD + 3.000%), 06/28/2024 (Acquired 06/30/2020, Cost $442,882) (b) (m)	442,883	365,378
4.147% (1 Month LIBOR USD + 4.000%), 06/30/2025 (Acquired 06/30/2020 — 12/03/2020, Cost $1,462,703) (b) (m)	1,308,885	880,225
TOTAL ENERGY		1,245,603
MATERIALS — 0.94% Chemicals — 0.82%
Iracore International Holdings, Inc. 11.250% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $2,649,013) (b) (f) (m) (u)	2,649,013	2,649,013
UTEX Industries, Inc. TBD, 05/21/2021 (Acquired 07/30/2020, Cost $853,251) (d) (e) (m)	2,820,666	882,868
		3,531,881
Metals & Mining — 0.12%
American Zinc Recycling Corp. 15.000% PIK, 04/12/2023 (Acquired 01/31/2020, Cost $512,726) (f) (i) (m) (p) (u)	515,000	499,550
TOTAL MATERIALS		4,031,431
Total term loans (Cost $12,922,873)		7,143,224

PURCHASED PUT OPTIONS — 0.08%	Contracts (100 shares per contract)	Notional Amount
CONSUMER DISCRETIONARY — 0.08% Automobiles — 0.08%
Tesla, Inc. (a) Expiration: January 2021, Exercise Price: $100.00	1,775	$125,256,425	1,775
Expiration: June 2022, Exercise Price: $160.00	100	7,056,700	60,500
Expiration: January 2023, Exercise Price: $600.00	15	1,058,505	274,500
TOTAL CONSUMER DISCRETIONARY			336,775

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

PURCHASED PUT OPTIONS — 0.08%	Contracts (100 shares per contract)	Notional Amount	Value
INVESTMENT COMPANIES — 0.00% Exchange Traded Funds — 0.00%
iShares China Large-Cap ETF (a) Expiration: January 2021, Exercise Price: $40.00	2,100	$9,750,300	$6,300
TOTAL INVESTMENT COMPANIES			6,300

Total purchased put options (Cost $10,206,649)		343,075
WARRANTS — 0.00%	Shares Held
FINANCIALS — 0.00% Insurance — 0.00%
American International Group, Inc. (a) Expiration: January 2021, Exercise Price: $42.42	117,400	14,088
TOTAL FINANCIALS		14,088
Total warrants (Cost $887,359)		14,088
Total long-term investments (Cost $371,375,809)		421,606,807
COLLATERAL FOR SECURITIES ON LOAN — 1.45%
Money Market Funds — 1.45%
Invesco Government & Agency Portfolio — Institutional Class, 0.03%^	6,242,640	6,242,640
Total collateral for securities on loan (Cost $6,242,640)		6,242,640
SHORT-TERM INVESTMENTS — 2.39%	Principal Amount
Time Deposits — 2.39%
Royal Bank of Canada, 0.01%, 01/04/2020*	$10,246,450	10,246,450
Total short-term investments (Cost $10,246,450)		10,246,450
Total investments — 102.05% (Cost $387,864,899)		438,095,897
Liabilities in excess of other assets — (2.05)%		(8,793,162)
Net assets — 100.00%		$429,302,735

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2020.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(e) — Delayed delivery security.

(f)   — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $17,494,311, which represented 4.08% of net assets. See Security Valuation in Note 1 of Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $14,845,298, which represented 3.46% of net assets.

(l)   — All or a portion of this security is on loan. The total market value of securities on loan was $6,077,915. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(m)   — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $21,488,972, which represented 5.01% of net assets.

(o)   — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security.

(u)   — Value determined using significant unobservable inputs.

(v)   — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $37,717,003, which represented 8.79% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

LIBOR — London Interbank Offered Rate

TBD — To be determined.

USD — United States Dollar

^ — Rate shown is the 7-day yield as of December 31, 2020.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley High Yield Fund (Unaudited)

Largest Issuers*	Percent of net assets
American Zinc Recycling Corp.	3.57%
iShares Broad USD High Yield Corporate Bond ETF	2.37%
Occidental Petroleum Corp.	1.87%
CCO Holdings LLC / CCO Holdings Capital Corp.	1.74%
General Electric Company	1.56%
Ford Motor Company (includes Ford Motor Company and Ford Motor Credit Company LLC)	1.32%
CHS / Community Health Systems, Inc.	1.25%
RA Parent, Inc.	1.12%
Bausch Health Companies, Inc.	1.06%
Carnival Corp.	1.04%

* Excluding short-term securities

CORPORATE BONDS — 81.84%	Principal Amount	Value
Advertising — 0.60%
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	$7,612,000	$7,728,159
Aerospace/Defense — 2.09%
F-Brasile SpA / F-Brasile US LLC 7.375%, 08/15/2026 (r)	9,798,000	9,528,555
Spirit AeroSystems, Inc. 7.500%, 04/15/2025 (r)	7,161,000	7,693,635
TransDigm, Inc. 6.250%, 03/15/2026 (r)	8,944,000	9,536,585
		26,758,775
Airlines — 1.01%
Delta Air Lines, Inc. 7.000%, 05/01/2025 (r)	8,460,000	9,773,131
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.750%, 10/20/2028 (r)	2,921,000	3,190,676
		12,963,807
Auto Loans — 0.83%
Ford Motor Credit Company LLC 5.113%, 05/03/2029 (c)	9,525,000	10,619,899
Auto Parts & Equipment — 3.06%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	5,473,000	5,630,349
Adient US LLC 7.000%, 05/15/2026 (r)	5,027,000	5,476,163
American Axle & Manufacturing, Inc. 6.875%, 07/01/2028	3,712,000	4,006,807
Clarios Global LP / Clarios US Finance Company 6.250%, 05/15/2026 (r)	7,591,000	8,150,836
The Goodyear Tire & Rubber Company 4.875%, 03/15/2027	6,237,000	6,389,027
	Principal Amount	Value
Meritor, Inc. 6.250%, 02/15/2024	$2,667,000	$2,728,394
4.500%, 12/15/2028 (r)	6,520,000	6,695,225
		39,076,801
Automakers — 1.57%
Ford Motor Company 9.000%, 04/22/2025	5,122,000	6,300,751
General Motors Company 5.200%, 04/01/2045	6,030,000	7,323,274
Navistar International Corp. 6.625%, 11/01/2025 (c) (r)	6,111,000	6,409,828
		20,033,853
Banking — 0.67%
BNP Paribas SA 6.625% (Fixed until 03/24/2024, then 5 Year Swap Rate USD + 4.149%), Perpetual (b) (r)	4,647,000	5,088,465
Societe Generale SA 7.375% (Fixed until 09/12/2021, then 5 Year Swap Rate USD + 6.238%), Perpetual (b) (r)	3,397,000	3,486,171
		8,574,636
Building & Construction — 2.34%
Ashton Woods USA LLC / Ashton Woods Finance Company 6.750%, 08/01/2025 (r)	7,025,000	7,331,606
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. 4.875%, 02/15/2030 (r)	4,534,000	4,691,284
TopBuild Corp. 5.625%, 05/01/2026 (r)	4,119,000	4,281,186
TRI Pointe Group, Inc. 5.250%, 06/01/2027	5,755,000	6,279,050
Tutor Perini Corp. 6.875%, 05/01/2025 (r)	1,953,000	1,931,029

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Weekley Homes LLC / Weekley Finance Corp. 4.875%, 09/15/2028 (r)	$5,153,000	$5,397,768
		29,911,923
Building Materials — 1.87%
Beacon Roofing Supply, Inc. 4.875%, 11/01/2025 (r)	4,950,000	5,076,547
Builders FirstSource, Inc. 6.750%, 06/01/2027 (r)	5,090,000	5,527,536
Resideo Funding, Inc. 6.125%, 11/01/2026 (r)	7,323,000	7,725,765
WESCO Distribution, Inc. 7.250%, 06/15/2028 (r)	4,947,000	5,633,124
		23,962,972
Cable & Satellite TV — 4.06%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 06/01/2029 (r)	20,291,000	22,267,141
CSC Holdings LLC 5.750%, 01/15/2030 (r)	8,276,000	9,082,951
Telenet Finance Luxembourg 5.500%, 03/01/2028 (r)	6,000,000	6,418,500
Virgin Media Secured Finance PLC 5.500%, 05/15/2029 (r)	5,953,000	6,461,029
Ziggo BV 4.875%, 01/15/2030 (r)	7,272,000	7,658,325
		51,887,946
Chemicals — 2.55%
Atotech Alpha 3 BV / Alpha US Bidco, Inc. 6.250%, 02/01/2025 (r)	8,458,000	8,648,305
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.750%, 06/15/2027 (r)	5,240,000	5,580,600
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. 9.000%, 07/01/2028 (r)	2,932,000	3,228,865
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.375%, 09/01/2025 (r)	8,428,000	8,622,897
Univar Solutions USA, Inc. 5.125%, 12/01/2027 (r)	6,119,000	6,473,535
		32,554,202
Consumer — Products — 0.53%
Winnebago Industries, Inc. 6.250%, 07/15/2028 (r)	6,335,000	6,822,003
Consumer/Commercial/Lease Financing — 1.76%
Credit Acceptance Corp. 6.625%, 03/15/2026	6,555,000	7,005,656
DAE Funding LLC 5.000%, 08/01/2024 (r)	9,576,000	9,833,355
Park Aerospace Holdings Ltd. 5.500%, 02/15/2024 (r)	5,200,000	5,674,517
		22,513,528
	Principal Amount	Value
Diversified Capital Goods — 3.17%
EnPro Industries, Inc. 5.750%, 10/15/2026	$2,626,000	$2,799,474
General Electric Company 5.000% (Fixed until 01/20/2021, then 3 Month LIBOR USD + 3.330%), Perpetual (b)	21,440,000	19,907,254
Matthews International Corp. 5.250%, 12/01/2025 (r)	10,717,000	10,863,234
Vertical US Newco, Inc. 5.250%, 07/15/2027 (r)	6,607,000	7,015,808
		40,585,770
Electric — Generation — 0.81%
Calpine Corp. 5.000%, 02/01/2031 (r)	3,165,000	3,312,173
3.750%, 03/01/2031 (r)	4,074,000	4,042,243
NRG Energy, Inc. 7.250%, 05/15/2026	2,865,000	3,026,872
		10,381,288
Electric — Integrated — 1.01%
Pacific Gas and Electric Company 4.550%, 07/01/2030	2,967,881	3,384,041
4.950%, 07/01/2050	3,430,948	4,091,915
PG&E Corp. 5.000%, 07/01/2028	2,545,000	2,713,797
5.250%, 07/01/2030	2,446,000	2,693,658
		12,883,411
Electronics — 0.42%
Microchip Technology, Inc. 4.250%, 09/01/2025 (r)	5,028,000	5,320,634
Energy — Exploration & Production — 5.37%
Apache Corp. 4.875%, 11/15/2027	3,421,000	3,631,392
4.375%, 10/15/2028	5,421,000	5,651,284
Bellatrix Exploration Ltd. 8.500%, 09/11/2023 (d) (f) (i) (u)	7,471,000	0
3.000% Cash and 9.500% PIK, 12/15/2023 (d) (f) (i) (p) (u)	8,141,000	0
Callon Petroleum Company 6.375%, 07/01/2026	10,659,000	5,542,680
HighPoint Operating Corp. 8.750%, 06/15/2025	12,312,000	4,863,240
Moss Creek Resources Holdings, Inc. 7.500%, 01/15/2026 (r)	12,970,000	9,889,625
Occidental Petroleum Corp. 3.500%, 08/15/2029	11,903,000	10,912,313
6.125%, 01/01/2031	12,077,000	12,954,998
PetroQuest Energy, Inc. 10.000% PIK, 02/15/2024 (f) (i) (p) (u)	7,641,537	0
Range Resources Corp. 9.250%, 02/01/2026	7,417,000	7,761,891
SM Energy Company 10.000%, 01/15/2025 (r)	3,117,000	3,356,619

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Southwestern Energy Company 7.750%, 10/01/2027	$3,798,000	$4,107,822
		68,671,864
Food — Wholesale — 0.91%
Kraft Heinz Foods Company 5.000%, 07/15/2035	4,277,000	5,186,579
TreeHouse Foods, Inc. 4.000%, 09/01/2028	6,220,000	6,445,475
		11,632,054
Forestry/Paper — 3.02%
Enviva Partners LP / Enviva Partners Finance Corp. 6.500%, 01/15/2026 (r)	7,633,000	8,124,374
Mercer International, Inc. 7.375%, 01/15/2025	9,682,000	10,093,630
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	11,010,000	9,606,225
7.625%, 01/15/2026 (r)	1,069,000	1,116,036
Schweitzer-Mauduit International, Inc. 6.875%, 10/01/2026 (r)	9,064,000	9,640,108
		38,580,373
Gaming — 4.45%
Bally's Corp. 6.750%, 06/01/2027 (r)	2,600,000	2,793,375
Boyd Gaming Corp. 6.000%, 08/15/2026	6,085,000	6,328,400
Churchill Downs, Inc. 5.500%, 04/01/2027 (r)	5,817,000	6,172,215
International Game Technology PLC 6.250%, 01/15/2027 (r)	8,108,000	9,300,079
Jacobs Entertainment, Inc. 7.875%, 02/01/2024 (c) (r)	8,545,000	8,779,090
MGM China Holdings Ltd. 5.875%, 05/15/2026 (r)	5,483,000	5,808,032
Penn National Gaming, Inc. 5.625%, 01/15/2027 (r)	7,976,000	8,335,718
Wynn Macau Ltd. 5.500%, 10/01/2027 (r)	9,048,000	9,408,110
		56,925,019
Gas Distribution — 3.62%
American Midstream Partners LP / American Midstream Finance Corp. 9.500%, 12/15/2021 (b) (r)	10,467,000	10,426,440
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.750%, 03/01/2027 (r)	4,715,000	4,641,328
EQM Midstream Partners LP 5.500%, 07/15/2028	7,463,000	8,171,836
Holly Energy Partners LP / Holly Energy Finance Corp. 5.000%, 02/01/2028 (r)	6,075,000	6,131,953
PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 05/15/2023	7,081,000	6,797,760
	Principal Amount	Value
Rockpoint Gas Storage Canada Ltd. 7.000%, 03/31/2023 (r)	$10,247,000	$10,176,552
		46,345,869
Health Facilities — 3.29%
CHS / Community Health Systems, Inc. 8.000%, 03/15/2026 (r)	9,216,000	9,939,456
8.000%, 12/15/2027 (r)	1,985,000	2,158,688
6.875%, 04/01/2028 (r)	4,834,000	3,895,696
Encompass Health Corp. 4.625%, 04/01/2031	6,925,000	7,418,406
HCA, Inc. 5.875%, 02/01/2029 (c)	6,222,000	7,508,119
Tenet Healthcare Corp. 6.250%, 02/01/2027 (c) (r)	4,675,000	4,962,022
5.125%, 11/01/2027 (r)	5,782,000	6,136,147
		42,018,534
Hotels — 1.53%
Hyatt Hotels Corp. 5.750%, 04/23/2030	2,726,000	3,356,781
Wyndham Destinations, Inc. 6.625%, 07/31/2026 (r)	1,087,000	1,245,974
4.625%, 03/01/2030 (r)	8,251,000	8,739,624
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026 (r)	5,982,000	6,202,586
		19,544,965
Investments & Miscellaneous Financial Services — 0.76%
SoftBank Group Corp. 6.000% (Fixed until 07/18/2023, then 5 Year Mid Swap Rate USD + 4.226%), Perpetual (b)	9,930,000	9,726,435
Machinery — 0.55%
Cleaver-Brooks, Inc. 7.875%, 03/01/2023 (r)	7,098,000	7,035,147
Media — Diversified — 0.80%
National CineMedia LLC 5.750%, 08/15/2026	10,615,000	7,627,514
5.875%, 04/15/2028 (r)	3,041,000	2,584,850
		10,212,364
Media Content — 0.95%
Salem Media Group, Inc. 6.750%, 06/01/2024 (r)	6,873,000	6,288,795
Townsquare Media, Inc. 6.875%, 02/01/2026 (e) (r)	5,590,000	5,871,037
		12,159,832
Medical Products — 0.63%
Varex Imaging Corp. 7.875%, 10/15/2027 (r)	7,550,000	8,059,625
Metals/Mining Excluding Steel — 1.88%
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023 (r)	7,561,000	7,693,317
Kaiser Aluminum Corp. 6.500%, 05/01/2025 (r)	6,254,000	6,707,415

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 04/01/2025 (c) (r)	$9,509,000	$9,681,256
		24,081,988
Oil Field Equipment & Services — 2.84%
ChampionX Corp. 6.375%, 05/01/2026	2,676,000	2,712,287
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/2025	10,190,000	8,545,792
Nabors Industries Ltd. 7.500%, 01/15/2028 (r)	4,331,000	2,978,970
Nine Energy Service, Inc. 8.750%, 11/01/2023 (r)	15,211,000	6,830,728
Shelf Drilling Holdings Ltd. 8.250%, 02/15/2025 (r)	16,064,000	7,449,680
Transocean Poseidon Ltd. 6.875%, 02/01/2027 (r)	8,602,000	7,849,325
		36,366,782
Oil Refining & Marketing — 1.21%
Parkland Corp. 5.875%, 07/15/2027 (r)	5,451,000	5,904,768
PBF Holding Company LLC / PBF Finance Corp. 9.250%, 05/15/2025 (r)	4,099,000	4,025,731
6.000%, 02/15/2028 (c)	9,762,000	5,594,846
		15,525,345
Packaging — 0.66%
Plastipak Holdings, Inc. 6.250%, 10/15/2025 (c) (r)	8,120,000	8,378,825
Personal & Household Products — 1.11%
Edgewell Personal Care Company 5.500%, 06/01/2028 (r)	5,526,000	5,946,446
Energizer Holdings, Inc. 4.375%, 03/31/2029 (r)	5,094,000	5,282,580
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5.000%, 12/31/2026 (r)	2,852,000	2,980,340
		14,209,366
Pharmaceuticals — 1.66%
Bausch Health Companies, Inc. 5.000%, 02/15/2029 (r)	5,755,000	5,928,082
7.250%, 05/30/2029 (r)	6,743,000	7,591,236
Par Pharmaceutical, Inc. 7.500%, 04/01/2027 (r)	7,062,000	7,671,521
		21,190,839
Printing & Publishing — 1.36%
Meredith Corp. 6.500%, 07/01/2025 (r)	4,137,000	4,398,148
6.875%, 02/01/2026	7,737,000	7,558,082
Vericast Corp. 8.375%, 08/15/2022 (r)	5,324,000	5,430,480
		17,386,710
	Principal Amount	Value
Recreation & Travel — 2.55%
Carnival Corp. 11.500%, 04/01/2023 (r)	$9,002,000	$10,422,291
7.625%, 03/01/2026 (r)	2,585,000	2,821,178
TripAdvisor, Inc. 7.000%, 07/15/2025 (r)	7,784,000	8,421,315
VOC Escrow Ltd. 5.000%, 02/15/2028 (r)	10,972,000	10,915,110
		32,579,894
Reinsurance — 0.52%
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc. 7.625% Cash or 8.375% PIK, 10/15/2025 (p) (r)	6,222,000	6,657,540
Restaurants — 0.57%
1011778 BC ULC / New Red Finance, Inc. 4.000%, 10/15/2030 (r)	7,151,000	7,261,197
Software/Services — 0.91%
Expedia Group, Inc. 7.000%, 05/01/2025 (r)	7,783,000	8,573,996
PTC, Inc. 4.000%, 02/15/2028 (r)	2,899,000	3,043,950
		11,617,946
Specialty Retail — 4.14%
Academy Ltd. 6.000%, 11/15/2027 (r)	5,004,000	5,254,200
Bed Bath & Beyond, Inc. 5.165%, 08/01/2044	8,431,000	7,266,468
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC 7.500%, 05/01/2025 (r)	10,044,000	8,888,940
L Brands, Inc. 6.875%, 07/01/2025 (r)	5,626,000	6,117,094
6.625%, 10/01/2030 (r)	1,870,000	2,083,881
Liberty Interactive LLC 8.250%, 02/01/2030 (c)	9,200,000	10,332,750
Lithia Motors, Inc. 4.375%, 01/15/2031 (r)	3,462,000	3,719,486
Murphy Oil USA, Inc. 5.625%, 05/01/2027	5,405,000	5,735,030
The William Carter Company 5.625%, 03/15/2027 (r)	3,318,000	3,498,416
		52,896,265
Steel Producers/Products — 0.59%
Allegheny Technologies, Inc. 5.875%, 12/01/2027	7,201,000	7,592,554
Support — Services — 2.39%
Fluor Corp. 4.250%, 09/15/2028	4,341,000	4,341,130
Gartner, Inc. 4.500%, 07/01/2028 (r)	4,736,000	5,002,400
The GEO Group, Inc. 5.875%, 10/15/2024	11,153,000	9,291,843

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Herc Holdings, Inc. 5.500%, 07/15/2027 (r)	$5,064,000	$5,377,335
Vizient, Inc. 6.250%, 05/15/2027 (r)	6,048,000	6,523,131
		30,535,839
Technology Hardware & Equipment — 2.37%
CommScope, Inc. 6.000%, 03/01/2026 (r)	5,301,000	5,592,105
CommScope Technologies LLC 6.000%, 06/15/2025 (r)	3,833,000	3,924,417
Ingram Micro, Inc. 5.450%, 12/15/2024	6,748,000	7,768,469
NCR Corp. 6.125%, 09/01/2029 (r)	5,509,000	6,110,528
Xerox Holdings Corp. 5.500%, 08/15/2028 (r)	6,450,000	6,856,511
		30,252,030
Telecom — Satellite — 0.44%
Telesat Canada / Telesat LLC 6.500%, 10/15/2027 (r)	5,324,000	5,571,034
Telecom — Wireline Integrated & Services — 0.88%
Frontier Communications Corp. 5.875%, 10/15/2027 (d) (r)	3,170,000	3,433,506
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 6.000%, 04/15/2023 (r)	7,663,000	7,830,628
		11,264,134
Theaters & Entertainment — 0.45%
Live Nation Entertainment, Inc. 6.500%, 05/15/2027 (r)	5,196,000	5,818,481
Transport Infrastructure/Services — 1.08%
GasLog Ltd. 8.875%, 03/22/2022	8,934,000	8,786,723
XPO Logistics, Inc. 6.750%, 08/15/2024 (r)	4,672,000	4,969,840
		13,756,563
Total corporate bonds (Cost $1,053,000,965)		1,046,435,020
CONVERTIBLE BONDS — 0.66%
Hotels — 0.66%
Pebblebrook Hotel Trust 1.750%, 12/15/2026	7,907,000	8,446,869
Total convertible bonds (Cost $7,995,912)		8,446,869
ASSET-BACKED SECURITIES — 1.01%
Air Transportation — 0.54%
Alaska Airlines Pass-Through Trust — Series 2020-1, Class A 4.800%, 08/15/2027 (r)	6,255,000	6,909,335
	Principal Amount	Value
Airlines — 0.47%
Air Canada Pass-Through Trust — Series 2020-2, Class A 5.250%, 04/01/2029 (r)	$5,624,000	$6,003,926
Total asset-backed securities (Cost $12,042,630)		12,913,261
TERM LOANS — 5.16%
Building & Construction — 0.55%
Tutor Perini Corp. 5.750% (8 Month LIBOR USD + 4.750%), 08/18/2027 (Acquired 08/14/2020, Cost $6,817,393) (b) (m)	6,952,575	6,991,683
Chemicals — 0.50%
Momentive Performance Materials USA LLC 3.410% (1 Month LIBOR USD + 3.250%), 05/15/2024 (Acquired 04/18/2019, Cost $6,421,951) (b) (m)	6,454,222	6,380,257
Machinery — 0.70%
Granite US Holdings Corp. 5.504% (3 Month LIBOR USD + 5.250%), 09/30/2026 (Acquired 09/25/2019, Cost $8,680,210) (b) (m)	8,915,633	8,937,922
Metals/Mining Excluding Steel — 0.30%
American Zinc Recycling Corp. 15.000% PIK, 04/12/2023 (Acquired 01/31/2020, Cost $3,975,665) (f) (i) (m) (p) (u)	3,993,300	3,873,501
Oil Field Equipment & Services — 0.45%
ChampionX Holding, Inc. 6.000% (3 Month LIBOR USD + 5.000%), 06/03/2027 (Acquired 05/29/2020 — 06/11/2020, Cost $3,766,145) (b) (m)	3,900,000	3,968,250
Iracore International Holdings, Inc. 11.250% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $1,826,992) (b) (f) (m) (u)	1,826,992	1,826,992
		5,795,242
Oil Refining & Marketing — 0.23%
Par Petroleum LLC 6.980% (3 Month LIBOR USD + 6.750%), 01/12/2026 (Acquired 02/13/2020 — 03/10/2020, Cost $2,977,779) (b) (m)	3,059,276	2,921,609
Pharmaceuticals — 0.60%
Mallinckrodt International Finance SA 3.750% (3 Month LIBOR USD + 3.000%), 02/24/2025 (Acquired 12/23/2019 — 01/22/2020, Cost $7,001,921) (b) (d) (m)	8,180,955	7,718,240
Software/Services — 0.78%
The Dun & Bradstreet Corp. 3.895% (1 Month LIBOR USD + 3.750%), 02/06/2026 (Acquired 02/01/2019, Cost $4,908,803) (b) (m)	4,987,100	4,998,869

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Syncapay, Inc. 7.500% (3 Month LIBOR USD + 6.500%), 12/10/2027 (Acquired 12/31/2020, Cost $4,944,000) (b) (e) (m)	$5,150,000	$4,944,000
		9,942,869
Specialty Retail — 0.44%
Ascena Retail Group, Inc. 4.737% (3 Month LIBOR USD + 4.500%), 08/21/2022 (Acquired 07/15/2019 — 08/23/2019, Cost $7,405,748) (b) (d) (m)	9,739,610	1,972,271
Boardriders, Inc. 7.500% (3 Month LIBOR USD + 6.500%), 04/23/2024 (Acquired 03/21/2018, Cost $6,288,492) (b) (i) (m)	6,371,824	2,508,906
9.000% (4 Month LIBOR USD + 8.000%), 04/23/2024 (Acquired 10/07/2020, Cost $1,400,951) (b) (m)	1,400,952	1,183,804
		5,664,981
Support — Services — 0.61%
Drive Chassis Holdco LLC 8.474% (3 Month LIBOR USD + 8.250%), 04/10/2026 (Acquired 04/12/2019, Cost $7,513,208) (b) (m)	7,855,000	7,837,837
Total term loans (Cost $73,929,258)		66,064,141
PREFERRED STOCKS — 1.03%	Shares Held
Food — Wholesale — 0.00%
Pinnacle Agriculture Enterprises LLC (Acquired 03/10/2017, Cost $11,261,746) (a) (f) (i) (m) (u)	15,327,294	0
Hotels — 0.33%
Pebblebrook Hotel Trust — Series E, 6.375%	24,216	611,938
Pebblebrook Hotel Trust — Series F, 6.300%	151,114	3,655,448
		4,267,386
Specialty Retail — 0.70%
Quiksilver, Inc. — Series B (Acquired 07/11/2013 — 08/09/2019, Cost $28,937,489) (a) (f) (i) (m) (u)	13,810,639	8,976,916
Total preferred stocks (Cost $44,133,843)		13,244,302
COMMON STOCKS — 5.44%
Automakers — 0.00%
General Motors Company — Escrow (Acquired 11/17/2009 — 04/06/2011, Cost $0) (f) (i) (m) (u)	357,000	0
Energy — Exploration & Production — 0.42%
Bellatrix Exploration Ltd. (a) (f) (i) (u)	436,072	436
Fieldwood Energy, Inc. (a) (f) (i) (u)	30,428	0
Fieldwood Energy, Inc. (Acquired 05/03/2018, Cost $2,629,337) (a) (f) (i) (m) (u)	112,702	0
	Shares Held	Value
Jonah Energy Parent LLC (Acquired 12/31/2020, Cost $204,836) (a) (i) (m)	13,656	$157,044
Lonestar Resources US, Inc. (a) (f) (i) (o)	631,603	1,313,734
PetroQuest Energy, Inc. (a) (f) (i) (o) (u)	733,008	0
Unit Corp. (a) (f) (i)	390,797	3,907,970
Warren Resources, Inc. (Acquired 11/23/2016, Cost $162,924) (a) (f) (i) (m) (u)	117,785	0
		5,379,184
Metals/Mining Excluding Steel — 4.38%
American Zinc Recycling Corp. (Acquired 07/19/2012 — 12/10/2019, Cost $43,607,065) (a) (f) (i) (m) (o) (u)	116,127	41,717,571
RA Parent, Inc. (Acquired 12/23/2014 — 01/18/2018, Cost $18,046,229) (a) (f) (i) (m) (o) (u)	291	14,292,965
		56,010,536
Oil Field Equipment & Services — 0.64%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $4,753,500) (a) (f) (i) (m) (o) (u)	22,361	8,149,243
Total common stocks (Cost $125,220,257)		69,538,963
INVESTMENT COMPANIES — 2.37%
Exchange Traded Funds — 2.37%
iShares Broad USD High Yield Corporate Bond ETF	733,600	30,268,336
Total investment companies (Cost $30,004,176)		30,268,336
Total long-term investments (Cost $1,346,327,041)		1,246,910,892
SHORT-TERM INVESTMENTS — 1.76%	Principal Amount
Time Deposits — 1.76%
Banco Bilbao Vizcaya Argentaria SA, 0.01%, 01/04/2021*	$22,463,203	22,463,203
Royal Bank of Canada, 0.01%, 01/04/2021*	32,722	32,722
Total short-term investments (Cost $22,495,925)		22,495,925
Total investments — 99.27% (Cost $1,368,822,966)		1,269,406,817
Other assets in excess of liabilities — 0.73%		9,271,497
Net assets — 100.00%		$1,278,678,314

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2020.

(c) — All or a portion of this security is segregated for delayed delivery securities and/or unfunded loan commitments.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2020

Hotchkis & Wiley High Yield Fund (Unaudited)

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $84,059,328, which represented 6.57% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $84,898,286, which represented 6.64% of net assets.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $139,357,880, which represented 10.90% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $750,465,883, which represented 58.69% of net assets.

(u) — Value determined using significant unobservable inputs.

LIBOR — London Interbank Offered Rate

USD — United States Dollar

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2020 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$81,763,030	$402,188,796	$349,817,015	$461,607,730	$246,155,868
Affiliated issuers	—	—	—	2,149,890	—
Collateral for securities on loan*	—	—	—	10,948,052	—
Short-term investments*	307,707	7,538,413	1,037,552	6,406,145	1,159,608
Cash	3	27	—	92	27
Cash denominated in foreign currencies#	—	—	9	—	—
Dividends and interest receivable	147,326	750,811	517,521	551,155	250,397
Receivable for investments sold	28,851	245,231	174,592	—	226,374
Receivable for Fund shares sold	35,813	287,839	144,287	805,465	69,386
Other assets	27,113	47,768	34,483	49,726	44,177
Total assets	$82,309,843	$411,058,885	$351,725,459	$482,518,255	$247,905,837
Liabilities:
Collateral upon return of securities on loan	$—	$—	$—	$10,948,052	$—
Payable for investments purchased	146,261	1,290,475	—	—	353,887
Payable for Fund shares repurchased	72,325	293,514	406,594	445,851	991,237
Payable to Advisor	31,830	234,568	222,479	297,943	117,539
Payable to Trustees	85	746	588	623	—
Accrued distribution and service fees	41,452	189,588	160,120	63,851	2,227
Cash overdraft	—	—	17,204	—	—
Accrued expenses and other liabilities	48,044	163,527	187,205	199,159	65,779
Total liabilities	339,997	2,172,418	994,190	11,955,479	1,530,669
Commitments and contingencies (Note 8)
Net assets	$81,969,846	$408,886,467	$350,731,269	$470,562,776	$246,375,168
Net Assets consist of:
Paid-in capital	$119,903,196	$413,260,736	$704,813,905	$543,521,571	$212,167,925
Total accumulated distributable earnings (losses)	$(37,933,350)	$(4,374,269)	$(354,082,636)	$(72,958,795)	$34,207,243
Net assets	$81,969,846	$408,886,467	$350,731,269	$470,562,776	$246,375,168
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$50,170,079	$260,243,537	$228,931,960	$428,346,608	$243,564,782
Shares outstanding (unlimited shares $0.001 par value authorized)	2,537,415	7,491,043	7,106,226	8,021,276	22,555,066
Net asset value per share	$19.77	$34.74	$32.22	$53.40	$10.80
Calculation of Net Asset Value Per Share — Class A
Net assets	$30,661,402	$133,901,134	$93,176,848	$30,484,970	$2,084,800
Shares outstanding (unlimited shares $0.001 par value authorized)	1,543,380	3,872,728	2,938,275	573,226	193,994
Net asset value per share	$19.87	$34.58	$31.71	$53.18	$10.75
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$20.97	$36.50	$33.47	$56.13	$11.35
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$1,138,365	$5,883,608	$7,760,627	$2,804,524
Shares outstanding (unlimited shares $0.001 par value authorized)	57,340	171,402	282,748	65,722
Net asset value per share	$19.85	$34.33	$27.45	$42.67
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets		$8,858,188	$20,861,834	$8,926,674	$725,586
Shares outstanding (unlimited shares $0.001 par value authorized)		255,069	647,726	167,226	67,237
Net asset value per share		$34.73	$32.21	$53.38	$10.79
*Cost of long-term investments
Unaffiliated issuers	$82,296,399	$380,892,627	$324,016,297	$418,614,610	$203,700,515
Affiliated issuers	—	—	—	23,834,999	—
*Cost of collateral for securities on loan	—	—	—	10,948,052	—
*Cost of short-term investments	307,707	7,538,413	988,580	6,406,145	1,159,608
#Cost of cash denominated in foreign currencies	$—	$—	$9	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2020 (UNAUDITED)

	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Value Opportunities Fund	High Yield Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$29,988,586	$2,513,467	$5,726,959	$406,861,238	$1,181,437,379
Affiliated issuers	—	—	—	14,745,569	65,473,513
Collateral for securities on loan*	—	—	—	6,242,640	—
Short-term investments*	780,164	12,012	50,526	10,246,450	22,495,925
Cash	5	—	1	104	166
Cash held at broker	—	—	—	8,963	—
Dividends and interest receivable	71,203	10,639	6,939	1,034,959	19,208,241
Receivable for investments sold	—	—	—	2,144,616	1,870,298
Receivable for Fund shares sold	13,116	—	—	1,697,252	4,745,867
Receivable from Advisor	—	7,913	10,274	—	—
Other assets	17,139	1,414	11,728	54,583	144,606
Total assets	$30,870,213	$2,545,445	$5,806,427	$443,036,374	$1,295,375,995
Liabilities:
Collateral upon return of securities on loan	$—	$—	$—	$6,242,640	$—
Payable for investments purchased	—	—	—	5,813,988	12,503,800
Payable for Fund shares repurchased	—	—	—	1,150,203	2,238,478
Payable to Advisor	10,433	—	—	270,918	523,456
Payable to Trustees	20	1	64	364	150
Accrued distribution and service fees	1,379	—	—	100,689	8,751
Distributions payable to shareholders	—	—	—	205	955,364
Accrued expenses and other liabilities	32,206	26,396	26,175	154,632	467,682
Total liabilities	44,038	26,397	26,239	13,733,639	16,697,681
Commitments and contingencies (Note 8)
Net assets	$30,826,175	$2,519,048	$5,780,188	$429,302,735	$1,278,678,314
Net Assets consist of:
Paid-in capital	$31,244,118	$2,538,780	$4,515,245	$432,525,007	$1,668,461,900
Total accumulated distributable earnings (losses)	$(417,943)	$(19,732)	$1,264,943	$(3,222,272)	$(389,783,586)
Net assets	$30,826,175	$2,519,048	$5,780,188	$429,302,735	$1,278,678,314
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$29,947,285	$2,519,048	$5,780,188	$285,539,470	$906,198,633
Shares outstanding (unlimited shares $0.001 par value authorized)	2,517,155	250,063	449,211	9,590,489	80,284,892
Net asset value per share	$11.90	$10.07	$12.87	$29.77	$11.29
Calculation of Net Asset Value Per Share — Class A
Net assets	$878,890			$81,300,730	$38,045,194
Shares outstanding (unlimited shares $0.001 par value authorized)	73,827			2,726,508	3,400,470
Net asset value per share	$11.90			$29.82	$11.19
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$12.56			$31.47
(Net asset value per share divided by 0.9625)					$11.63
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets				$26,273,170	$2,304,212
Shares outstanding (unlimited shares $0.001 par value authorized)				957,939	204,319
Net asset value per share				$27.43	$11.28
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets				$36,189,365	$332,130,275
Shares outstanding (unlimited shares $0.001 par value authorized)				1,215,937	29,426,161
Net asset value per share				$29.76	$11.29
*Cost of long-term investments
Unaffiliated issuers	$26,285,999	$2,281,099	$4,503,532	$364,306,407	$1,248,438,858
Affiliated issuers	—	—	—	7,069,402	97,888,183
*Cost of collateral for securities on loan	—	—	—	6,242,640	—
*Cost of short-term investments	780,164	12,012	50,526	10,246,450	22,495,925

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$874,395	$4,643,352	$3,139,862	$3,392,716	$2,192,111
Interest	23	108	123	273	221
Securities on loan, net	2,691	13,210	212	150,550	—
Total income	877,109	4,656,670	3,140,197	3,543,539	2,192,332
Expenses:
Advisory fees	267,344	1,378,792	1,179,888	1,504,941	621,636
Professional fees and expenses	13,764	26,209	27,129	24,970	14,902
Custodian fees and expenses	2,690	6,193	8,310	7,821	10,545
Transfer agent fees and expenses	46,287	305,934	292,974	403,371	102,476
Accounting fees and expenses	13,049	22,340	18,082	21,347	17,800
Administration fees and expenses	20,175	67,358	53,469	63,565	30,557
Trustees' fees and expenses	4,820	25,806	20,040	24,726	9,912
Reports to shareholders	3,571	14,948	17,902	34,849	5,166
Registration fees	23,134	45,644	41,406	41,877	34,471
Distribution and service fees — Class A	33,861	151,250	99,138	35,544	2,208
Distribution and service fees — Class C	5,481	31,774	36,985	14,217	—
Other expenses	6,145	20,426	30,884	24,950	8,148
Total expenses	440,321	2,096,674	1,826,207	2,202,178	857,821
Fee waiver/expense reimbursement by Advisor (Note 2)	(95,444)	(48,307)	—	—	(90,541)
Net expenses	344,877	2,048,367	1,826,207	2,202,178	767,280
Net investment income	532,232	2,608,303	1,313,990	1,341,361	1,425,052
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	(522,433)	(1,984,290)	4,184,287	16,249,914	5,488,976
Foreign currency transactions	—	—	(8,997)	—	—
Net realized gains (losses)	(522,433)	(1,984,290)	4,175,290	16,249,914	5,488,976
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	21,283,375	106,681,915	118,945,623	120,937,550	60,136,964
Securities of affiliated issuers	—	—	—	377,949	—
Net change in unrealized appreciation/depreciation	21,283,375	106,681,915	118,945,623	121,315,499	60,136,964
Net gains	20,760,942	104,697,625	123,120,913	137,565,413	65,625,940
Net Increase in Net Assets Resulting from Operations	$21,293,174	$107,305,928	$124,434,903	$138,906,774	$67,050,992
*Net of Foreign Taxes Withheld	$9,581	$53,879	$56,435	$30,528	$8,092

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (UNAUDITED)

	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Value Opportunities Fund	High Yield Fund
Investment income:
Dividends*
Unaffiliated issuers	$261,093	$15,613	$49,129	$3,405,850	$157,511
Interest	15	5	5	4,511,601	43,190,132
Securities on loan, net	—	—	—	76,697	—
Total income	261,108	15,618	49,134	7,994,148	43,347,643
Expenses:
Advisory fees	101,339	8,552	19,598	1,737,485	3,655,213
Professional fees and expenses	10,270	8,177	15,281	29,055	68,995
Custodian fees and expenses	5,232	8,373	14,949	15,673	41,855
Transfer agent fees and expenses	13,222	98	159	234,752	531,173
Accounting fees and expenses	14,274	16,005	20,242	30,136	100,485
Administration fees and expenses	20,228	20,314	21,515	88,633	256,527
Trustees' fees and expenses	1,683	127	223	34,109	91,664
Reports to shareholders	1,322	728	2,787	19,218	45,676
Registration fees	16,187	2,242	5,434	42,000	60,494
Distribution and service fees — Class A	320	—	—	94,529	50,789
Distribution and service fees — Class C	—	—	—	124,655	11,667
Other expenses	3,695	2,148	1,434	28,438	76,826
Total expenses	187,772	66,764	101,622	2,478,683	4,991,364
Fee waiver/expense reimbursement by Advisor (Note 2)	(59,080)	(56,609)	(77,287)	—	(471,745)
Net expenses	128,692	10,155	24,335	2,478,683	4,519,619
Net investment income	132,416	5,463	24,799	5,515,465	38,828,024
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	305,236	(13,829)	139,808	12,433,042	(53,567,224)
Foreign currency transactions	(2,832)	(33)	(2,915)	(23,516)	—
Net realized gains (losses)	302,404	(13,862)	136,893	12,409,526	(53,567,224)
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	7,674,884	653,585	1,223,496	102,491,935	165,191,319
Securities of affiliated issuers	—	—	—	2,730,522	23,569,437
Net change in unrealized appreciation/depreciation	7,674,884	653,585	1,223,496	105,222,457	188,760,756
Net gains	7,977,288	639,723	1,360,389	117,631,983	135,193,532
Net Increase in Net Assets Resulting from Operations	$8,109,704	$645,186	$1,385,188	$123,147,448	$174,021,556
*Net of Foreign Taxes Withheld	$8,310	$868	$6,874	$17,897	$51,483

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Six months ended December 31, 2020 (unaudited)	Year ended June 30, 2020	Six months ended December 31, 2020 (unaudited)	Year ended June 30, 2020
Operations:
Net investment income	$532,232	$1,525,760	$2,608,303	$7,463,753
Net realized losses	(522,433)	(7,393,230)	(1,984,290)	(19,466,068)
Net change in unrealized appreciation/depreciation	21,283,375	(10,493,413)	106,681,915	(66,515,057)
Net increase (decrease) in net assets resulting from operations	21,293,174	(16,360,883)	107,305,928	(78,517,372)
Dividends and Distributions to Shareholders:
Class I	(992,196)	(1,144,319)	(4,266,621)	(6,189,225)
Class A	(525,542)	(560,184)	(2,063,556)	(1,587,986)
Class C	(8,023)	(11,349)	(18,447)	(89,931)
Class Z	—	—	(156,287)	(901)
Net decrease in net assets resulting from dividends and distributions to shareholders	(1,525,761)	(1,715,852)	(6,504,911)	(7,868,043)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(10,210,979)	(10,790,629)	(79,471,629)	(19,761,126)
Net Assets:
Total increase (decrease) in net assets	9,556,434	(28,867,364)	21,329,388	(106,146,541)
Beginning of period	72,413,412	101,280,776	387,557,079	493,703,620
End of period	$81,969,846	$72,413,412	$408,886,467	$387,557,079
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Six months ended December 31, 2020 (unaudited)	Year ended June 30, 2020	Six months ended December 31, 2020 (unaudited)	Year ended June 30, 2020
Operations:
Net investment income	$1,313,990	$13,140,311	$1,341,361	$5,541,486
Net realized gains (losses)	4,175,290	(322,585,196)	16,249,914	(100,020,249)
Net change in unrealized appreciation/depreciation	118,945,623	21,012,686	121,315,499	(80,544,425)
Net increase (decrease) in net assets resulting from operations	124,434,903	(288,432,199)	138,906,774	(175,023,188)
Dividends and Distributions to Shareholders:
Class I	(5,186,501)	(13,255,008)	(3,423,111)	(31,165,371)
Class A	(2,090,006)	(1,554,115)	(203,554)	(1,811,115)
Class C	(162,167)	(28,184)	(5,353)	(300,174)
Class Z	(489,503)	(908)	(86,524)	(2,581)
Net decrease in net assets resulting from dividends and distributions to shareholders	(7,928,177)	(14,838,215)	(3,718,542)	(33,279,241)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(64,961,102)	(630,013,614)	(35,800,842)	(142,649,209)
Net Assets:
Total increase (decrease) in net assets	51,545,624	(933,284,028)	99,387,390	(350,951,638)
Beginning of period	299,185,645	1,232,469,673	371,175,386	722,127,024
End of period	$350,731,269	$299,185,645	$470,562,776	$371,175,386

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund		Global Value Fund
	Six months ended December 31, 2020 (unaudited)	Year ended June 30, 2020	Six months ended December 31, 2020 (unaudited)	Year ended June 30, 2020
Operations:
Net investment income	$1,425,052	$1,589,242	$132,416	$450,726
Net realized gains (losses)	5,488,976	(10,363,229)	302,404	(4,410,821)
Net change in unrealized appreciation/depreciation	60,136,964	(17,425,824)	7,674,884	(4,124,269)
Net increase (decrease) in net assets resulting from operations	67,050,992	(26,199,811)	8,109,704	(8,084,364)
Dividends and Distributions to Shareholders:
Class I	(2,363,036)	(1,088,093)	(444,350)	(1,021,238)
Class A	(18,884)	(15,269)	(2,722)	(4,267)
Class Z	(6,779)	(478)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(2,388,699)	(1,103,840)	(447,072)	(1,025,505)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	36,722,790	74,013,978	(2,152,430)	(5,560,990)
Net Assets:
Total increase (decrease) in net assets	101,385,083	46,710,327	5,510,202	(14,670,859)
Beginning of period	144,990,085	98,279,758	25,315,973	39,986,832
End of period	$246,375,168	$144,990,085	$30,826,175	$25,315,973

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	International Value Fund		International Small Cap Diversified Value Fund
	Six months ended December 31, 2020 (unaudited)	Year ended June 30, 2020	Six months ended December 31, 2020 (unaudited)+
Operations:
Net investment income	$5,463	$30,524	$24,799
Net realized gains (losses)	(13,862)	(228,595)	136,893
Net change in unrealized appreciation/depreciation	653,585	(261,759)	1,223,496
Net increase (decrease) in net assets resulting from operations	645,186	(459,830)	1,385,188
Dividends and Distributions to Shareholders:
Class I	(30,073)	(83,874)	(120,245)
Net decrease in net assets resulting from dividends and distributions to shareholders	(30,073)	(83,874)	(120,245)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	30,073	83,874	4,515,245
Net Assets:
Total increase (decrease) in net assets	645,186	(459,830)	5,780,188
Beginning of period	1,873,862	2,333,692	—
End of period	$2,519,048	$1,873,862	$5,780,188

+ The Fund commenced operations on July 1, 2020.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Value Opportunities Fund		High Yield Fund
	Six months ended December 31, 2020 (unaudited)	Year ended June 30, 2020	Six months ended December 31, 2020 (unaudited)	Year ended June 30, 2020
Operations:
Net investment income	$5,515,465	$12,179,111	$38,828,024	$128,529,027
Net realized gains (losses)	12,409,526	(68,430,763)	(53,567,224)	(106,304,119)
Net change in unrealized appreciation/depreciation	105,222,457	(86,638,575)	188,760,756	(190,006,179)
Net increase (decrease) in net assets resulting from operations	123,147,448	(142,890,227)	174,021,556	(167,781,271)
Dividends and Distributions to Shareholders:
Class I	(7,100,606)	(13,690,904)	(26,194,251)	(84,676,251)
Class A	(1,983,365)	(2,494,397)	(1,135,456)	(9,009,055)
Class C	(577,064)	(667,331)	(57,055)	(154,822)
Class Z	(924,361)	(488,111)	(11,519,051)	(34,634,528)
Net decrease in net assets resulting from dividends and distributions to shareholders	(10,585,396)	(17,340,743)	(38,905,813)	(128,474,656)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(200,131,150)	(89,065,454)	(404,917,021)	(689,280,984)
Net Assets:
Total decrease in net assets	(87,569,098)	(249,296,424)	(269,801,278)	(985,536,911)
Beginning of period	516,871,833	766,168,257	1,548,479,592	2,534,016,503
End of period	$429,302,735	$516,871,833	$1,278,678,314	$1,548,479,592

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2020*	$15.31	$0.13	$4.72	$4.85	$(0.39)	$—	$(0.39)
Year ended 6/30/2020	18.90	0.32	(3.54)	(3.22)	(0.37)	—	(0.37)
Year ended 6/30/2019	18.80	0.30	0.06	0.36	(0.26)	—	(0.26)
Year ended 6/30/2018	17.43	0.23	1.48	1.71	(0.34)	—	(0.34)
Year ended 6/30/2017	14.31	0.19	3.77	3.96	(0.84)	—	(0.84)
Year ended 6/30/2016	15.89	0.22	(1.59)	(1.37)	(0.21)	—	(0.21)
Class A
Six months ended 12/31/2020*	15.36	0.11	4.74	4.85	(0.34)	—	(0.34)
Year ended 6/30/2020	18.95	0.28	(3.56)	(3.28)	(0.31)	—	(0.31)
Year ended 6/30/2019	18.85	0.26	0.05	0.31	(0.21)	—	(0.21)
Year ended 6/30/2018	17.47	0.19	1.49	1.68	(0.30)	—	(0.30)
Year ended 6/30/2017	14.36	0.16	3.77	3.93	(0.82)	—	(0.82)
Year ended 6/30/2016	15.92	0.18	(1.59)	(1.41)	(0.15)	—	(0.15)
Class C
Six months ended 12/31/2020*	15.24	0.04	4.70	4.74	(0.13)	—	(0.13)
Year ended 6/30/2020	18.77	0.14	(3.55)	(3.41)	(0.12)	—	(0.12)
Year ended 6/30/2019	18.64	0.12	0.06	0.18	(0.05)	—	(0.05)
Year ended 6/30/2018	17.27	0.04	1.48	1.52	(0.15)	—	(0.15)
Year ended 6/30/2017	14.23	0.04	3.73	3.77	(0.73)	—	(0.73)
Year ended 6/30/2016	15.76	0.07	(1.57)	(1.50)	(0.03)	—	(0.03)

				Ratios to Average Net Assets
Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income
Class I
Six months ended 12/31/2020*	$19.77	31.70%	$50,170	0.80%[3]		1.06%[3]		1.49%[3]
Year ended 6/30/2020	15.31	–17.51	46,372	0.80		1.04		1.83
Year ended 6/30/2019	18.90	2.08	63,333	0.83		0.99		1.65
Year ended 6/30/2018	18.80	9.81	65,503	0.95		1.02		1.25
Year ended 6/30/2017	17.43	28.05	68,260	0.95		1.09		1.21
Year ended 6/30/2016	14.31	–8.59	342,046	0.95		1.03		1.52
Class A
Six months ended 12/31/2020*	19.87	31.58	30,661	1.05	[3]	1.29	[3]	1.26	[3]
Year ended 6/30/2020	15.36	–17.68	24,972	1.05		1.25		1.57
Year ended 6/30/2019	18.95	1.78	35,807	1.08		1.24		1.39
Year ended 6/30/2018	18.85	9.57	39,616	1.20		1.27		1.00
Year ended 6/30/2017	17.47	27.71	41,084	1.20		1.34		1.00
Year ended 6/30/2016	14.36	–8.83	38,527	1.20		1.28		1.25
Class C
Six months ended 12/31/2020*	19.85	31.09	1,138	1.80	[3]	2.02	[3]	0.50	[3]
Year ended 6/30/2020	15.24	–18.33	1,069	1.80		1.98		0.80
Year ended 6/30/2019	18.77	0.98	2,141	1.83		1.99		0.64
Year ended 6/30/2018	18.64	8.77	2,598	1.95		2.02		0.25
Year ended 6/30/2017	17.27	26.78	2,817	1.95		2.09		0.23
Year ended 6/30/2016	14.23	–9.51	3,334	1.95		2.03		0.51

	Six Months Ended	Year Ended June 30,
December 31, 2020*	2020		2019	2018	2017	2016
Portfolio turnover rate	12%	28%	26%	28%	25%	35%

		Income (loss) from investment operations			Dividends and distributions
Large Cap Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2020*	$26.81	$0.21	$8.29	$8.50	$(0.57)	$—	$(0.57)
Year ended 6/30/2020	33.29	0.53	(6.44)	(5.91)	(0.57)	—	(0.57)
Year ended 6/30/2019	33.57	0.51	0.19	0.70	(0.64)	(0.34)	(0.98)
Year ended 6/30/2018	31.04	0.42	2.67	3.09	(0.56)	—	(0.56)
Year ended 6/30/2017	25.06	0.39	6.15	6.54	(0.56)	—	(0.56)
Year ended 6/30/2016	27.21	0.39	(2.15)	(1.76)	(0.39)	—	(0.39)
Class A
Six months ended 12/31/2020*	26.67	0.18	8.25	8.43	(0.52)	—	(0.52)
Year ended 6/30/2020	33.14	0.46	(6.45)	(5.99)	(0.48)	—	(0.48)
Year ended 6/30/2019	33.36	0.41	0.22	0.63	(0.51)	(0.34)	(0.85)
Year ended 6/30/2018	30.85	0.34	2.65	2.99	(0.48)	—	(0.48)
Year ended 6/30/2017	24.91	0.32	6.10	6.42	(0.48)	—	(0.48)
Year ended 6/30/2016	27.02	0.33	(2.13)	(1.80)	(0.31)	—	(0.31)
Class C
Six months ended 12/31/2020*	26.26	0.04	8.13	8.17	(0.10)	—	(0.10)
Year ended 6/30/2020	32.59	0.24	(6.36)	(6.12)	(0.21)	—	(0.21)
Year ended 6/30/2019	32.68	0.17	0.25	0.42	(0.17)	(0.34)	(0.51)
Year ended 6/30/2018	30.16	0.08	2.61	2.69	(0.17)	—	(0.17)
Year ended 6/30/2017	24.29	0.10	5.94	6.04	(0.17)	—	(0.17)
Year ended 6/30/2016	26.30	0.13	(2.06)	(1.93)	(0.08)	—	(0.08)
Class Z
Six months ended 12/31/2020*	26.82	0.23	8.30	8.53	(0.62)	—	(0.62)
Period from 9/30/2019[4] to 6/30/2020	33.12	0.49	(6.19)	(5.70)	(0.60)	—	(0.60)

				Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income
Class I
Six months ended 12/31/2020*	$34.74	31.77%	$260,244	0.95%[3]		0.99%[3]		1.41%[3]
Year ended 6/30/2020	26.81	–18.18	257,544	0.95		0.95		1.72
Year ended 6/30/2019	33.29	2.51	357,191	0.95		0.95		1.56
Year ended 6/30/2018	33.57	10.01	276,930	1.00		1.00		1.28
Year ended 6/30/2017	31.04	26.22	269,714	0.99		0.99		1.38
Year ended 6/30/2016	25.06	–6.42	305,282	1.01		1.01		1.55
Class A
Six months ended 12/31/2020*	34.58	31.62	133,901	1.20	[3]	1.20	[3]	1.18	[3]
Year ended 6/30/2020	26.67	–18.42	113,504	1.20		1.20		1.49
Year ended 6/30/2019	33.14	2.24	116,354	1.20		1.20		1.26
Year ended 6/30/2018	33.36	9.72	131,276	1.25		1.25		1.03
Year ended 6/30/2017	30.85	25.88	135,349	1.24		1.24		1.13
Year ended 6/30/2016	24.91	–6.62	142,768	1.26		1.26		1.33
Class C
Six months ended 12/31/2020*	34.33	31.13	5,884	1.91	[3]	1.91	[3]	0.28	[3]
Year ended 6/30/2020	26.26	–18.93	9,567	1.88		1.88		0.78
Year ended 6/30/2019	32.59	1.49	14,948	1.95		1.95		0.55
Year ended 6/30/2018	32.68	8.92	14,161	2.00		2.00		0.26
Year ended 6/30/2017	30.16	24.92	17,250	1.99		1.99		0.38
Year ended 6/30/2016	24.29	–7.34	21,038	2.01		2.01		0.53
Class Z
Six months ended 12/31/2020*	34.73	31.81	8,858	0.84	[3]	0.84	[3]	1.55	[3]
Period from 9/30/2019[4] to 6/30/2020	26.82	–17.65	6,943	0.83	[3]	0.83	[3]	2.37	[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2020*	2020	2019	2018	2017	2016
Portfolio turnover rate	10%	29%	23%	41%	27%	39%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Mid-Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2020*	$22.27	$0.11	$10.56	$10.67	$(0.72)	$—	$(0.72)
Year ended 6/30/2020	33.10	0.51	(10.82)	(10.31)	(0.52)	—	(0.52)
Year ended 6/30/2019	39.68	0.24	(5.94)	(5.70)	(0.33)	(0.55)	(0.88)
Year ended 6/30/2018	37.13	0.11	4.96	5.07	(0.15)	(2.37)	(2.52)
Year ended 6/30/2017	30.55	0.10	7.05	7.15	(0.11)	(0.46)	(0.57)
Year ended 6/30/2016	40.43	0.25	(5.54)	(5.29)	(0.16)	(4.43)	(4.59)
Class A
Six months ended 12/31/2020*	21.93	0.09	10.40	10.49	(0.71)	—	(0.71)
Year ended 6/30/2020	32.53	0.43	(10.65)	(10.22)	(0.38)	—	(0.38)
Year ended 6/30/2019	39.03	0.15	(5.82)	(5.67)	(0.28)	(0.55)	(0.83)
Year ended 6/30/2018	36.57	0.01	4.88	4.89	(0.06)	(2.37)	(2.43)
Year ended 6/30/2017	30.13	0.01	6.96	6.97	(0.07)	(0.46)	(0.53)
Year ended 6/30/2016	39.91	0.16	(5.47)	(5.31)	(0.04)	(4.43)	(4.47)
Class C
Six months ended 12/31/2020*	19.01	(0.01)	9.00	8.99	(0.55)	—	(0.55)
Year ended 6/30/2020	28.12	0.20	(9.27)	(9.07)	(0.04)	—	(0.04)
Year ended 6/30/2019	33.93	(0.10)	(5.05)	(5.15)	(0.11)	(0.55)	(0.66)
Year ended 6/30/2018	32.26	(0.24)	4.28	4.04	—	(2.37)	(2.37)
Year ended 6/30/2017	26.78	(0.23)	6.17	5.94	—	(0.46)	(0.46)
Year ended 6/30/2016	36.24	(0.08)	(4.95)	(5.03)	—	(4.43)	(4.43)
Class Z
Six months ended 12/31/2020*	22.26	0.14	10.57	10.71	(0.76)	—	(0.76)
Period from 9/30/2019[4] to 6/30/2020	30.67	0.40	(8.25)	(7.85)	(0.56)	—	(0.56)

				Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income (loss)
Class I
Six months ended 12/31/2020*	$32.22	47.99%	$228,932	1.11%[3]		1.11%[3]		0.88%[3]
Year ended 6/30/2020	22.27	–31.62	202,902	1.04		1.04		1.73
Year ended 6/30/2019	33.10	–14.29	1,044,280	1.00		1.00		0.67
Year ended 6/30/2018	39.68	14.32	1,609,002	0.99		0.99		0.28
Year ended 6/30/2017	37.13	23.37	1,675,920	1.03		1.03		0.28
Year ended 6/30/2016	30.55	–13.23	1,659,480	1.02		1.02		0.75
Class A
Six months ended 12/31/2020*	31.71	47.88	93,177	1.27	[3]	1.27	[3]	0.74 [3]
Year ended 6/30/2020	21.93	–31.78	71,919	1.22		1.22		1.56
Year ended 6/30/2019	32.53	–14.48	159,676	1.25		1.25		0.43
Year ended 6/30/2018	39.03	14.05	230,105	1.24		1.24		0.03
Year ended 6/30/2017	36.57	23.05	274,787	1.28		1.28		0.02
Year ended 6/30/2016	30.13	–13.45	322,023	1.27		1.27		0.48
Class C
Six months ended 12/31/2020*	27.45	47.32	7,761	2.06	[3]	2.06	[3]	(0.11)[3]
Year ended 6/30/2020	19.01	–32.29	8,389	1.96		1.96		0.82
Year ended 6/30/2019	28.12	–15.15	24,447	2.00		2.00		(0.33)
Year ended 6/30/2018	33.93	13.20	39,383	1.99		1.99		(0.72)
Year ended 6/30/2017	32.26	22.13	50,612	2.03		2.03		(0.74)
Year ended 6/30/2016	26.78	–14.09	64,568	2.02		2.02		(0.27)
Class Z
Six months ended 12/31/2020*	32.21	48.16	20,862	0.92	[3]	0.92	[3]	1.09 [3]
Period from 9/30/2019[4] to 6/30/2020	22.26	–26.16	15,976	0.89	[3]	0.89	[3]	2.12 [3]

	Six Months Ended	Year Ended June 30,
	December 31, 2020*	2020	2019	2018	2017	2016
Portfolio turnover rate	11%	27%	34%	32%	37%	42%

		Income (loss) from investment operations			Dividends and distributions
Small Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2020*	$38.22	$0.15	$15.46	$15.61	$(0.43)	$—	$(0.43)
Year ended 6/30/2020	53.27	0.45	(12.86)	(12.41)	(0.48)	(2.16)	(2.64)
Year ended 6/30/2019	63.89	0.35	(6.34)	(5.99)	(0.33)	(4.30)	(4.63)
Year ended 6/30/2018	59.31	0.29	7.35	7.64	(0.28)	(2.78)	(3.06)
Year ended 6/30/2017	46.46	0.19	12.90	13.09	(0.24)	—	(0.24)
Year ended 6/30/2016	61.67	0.17	(9.57)	(9.40)	(0.16)	(5.65)	(5.81)
Class A
Six months ended 12/31/2020*	38.03	0.11	15.38	15.49	(0.34)	—	(0.34)
Year ended 6/30/2020	52.98	0.36	(12.83)	(12.47)	(0.32)	(2.16)	(2.48)
Year ended 6/30/2019	63.49	0.18	(6.26)	(6.08)	(0.13)	(4.30)	(4.43)
Year ended 6/30/2018	58.93	0.12	7.32	7.44	(0.10)	(2.78)	(2.88)
Year ended 6/30/2017	46.09	0.05	12.79	12.84	—	—	—
Year ended 6/30/2016	61.27	0.04	(9.51)	(9.47)	(0.06)	(5.65)	(5.71)
Class C
Six months ended 12/31/2020*	30.49	(0.05)	12.31	12.26	(0.08)	—	(0.08)
Year ended 6/30/2020	42.94	0.02	(10.31)	(10.29)	—	(2.16)	(2.16)
Year ended 6/30/2019	52.65	(0.21)	(5.20)	(5.41)	—	(4.30)	(4.30)
Year ended 6/30/2018	49.60	(0.28)	6.11	5.83	—	(2.78)	(2.78)
Year ended 6/30/2017	39.09	(0.30)	10.81	10.51	—	—	—
Year ended 6/30/2016	53.25	(0.30)	(8.21)	(8.51)	—	(5.65)	(5.65)
Class Z
Six months ended 12/31/2020*	38.23	0.20	15.46	15.66	(0.51)	—	(0.51)
Period from 9/30/2019[4] to 6/30/2020	52.15	0.56	(11.79)	(11.23)	(0.53)	(2.16)	(2.69)

				Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income (loss)
Class I
Six months ended 12/31/2020*	$53.40	40.84%	$428,347	1.08%[3]		1.08%[3]		0.68%[3]
Year ended 6/30/2020	38.22	–24.70	335,080	1.05		1.05		0.94
Year ended 6/30/2019	53.27	–8.97	670,391	1.03		1.03		0.61
Year ended 6/30/2018	63.89	13.33	715,194	1.02		1.02		0.47
Year ended 6/30/2017	59.31	28.15	669,810	1.04		1.04		0.35
Year ended 6/30/2016	46.46	–15.63	699,420	1.04		1.04		0.33
Class A
Six months ended 12/31/2020*	53.18	40.73	30,485	1.27	[3]	1.27	[3]	0.50 [3]
Year ended 6/30/2020	38.03	–24.86	26,028	1.25		1.25		0.76
Year ended 6/30/2019	52.98	–9.20	44,240	1.28		1.28		0.32
Year ended 6/30/2018	63.49	13.05	70,928	1.27		1.27		0.20
Year ended 6/30/2017	58.93	27.83	89,795	1.29		1.29		0.09
Year ended 6/30/2016	46.09	–15.83	113,335	1.29		1.29		0.07
Class C
Six months ended 12/31/2020*	42.67	40.21	2,805	2.00	[3]	2.00	[3]	(0.30)[3]
Year ended 6/30/2020	30.49	–25.40	3,528	1.95		1.95		0.05
Year ended 6/30/2019	42.94	–9.86	7,496	2.03		2.03		(0.44)
Year ended 6/30/2018	52.65	12.21	13,824	2.02		2.02		(0.55)
Year ended 6/30/2017	49.60	26.85	17,084	2.04		2.04		(0.66)
Year ended 6/30/2016	39.09	–16.46	20,308	2.04		2.04		(0.68)
Class Z
Six months ended 12/31/2020*	53.38	40.98	8,927	0.88	[3]	0.88	[3]	0.90 [3]
Period from 9/30/2019[4] to 6/30/2020	38.23	–22.99	6,540	0.87	[3]	0.87	[3]	1.72 [3]

	Six Months Ended	Year Ended June 30,
	December 31, 2020*	2020	2019	2018	2017	2016
Portfolio turnover rate	16%	34%	40%	29%	29%	45%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2020*	$7.88	$0.07	$2.95	$3.02	$(0.10)	$—	$(0.10)
Year ended 6/30/2020	10.08	0.12	(2.23)	(2.11)	(0.09)	—	(0.09)
Year ended 6/30/2019	12.21	0.10	(1.30)	(1.20)	(0.08)	(0.85)	(0.93)
Year ended 6/30/2018	12.06	0.10	1.85	1.95	(0.05)	(1.75)	(1.80)
Year ended 6/30/2017	9.12	0.09	2.94	3.03	(0.09)	—	(0.09)
Year ended 6/30/2016	10.01	0.06	(0.66)	(0.60)	(0.04)	(0.25)	(0.29)
Class A
Six months ended 12/31/2020*	7.83	0.06	2.95	3.01	(0.09)	—	(0.09)
Year ended 6/30/2020	10.03	0.10	(2.24)	(2.14)	(0.06)	—	(0.06)
Year ended 6/30/2019	12.14	0.06	(1.26)	(1.20)	(0.06)	(0.85)	(0.91)
Year ended 6/30/2018	12.01	0.07	1.84	1.91	(0.03)	(1.75)	(1.78)
Year ended 6/30/2017	9.09	0.06	2.93	2.99	(0.07)	—	(0.07)
Year ended 6/30/2016	10.00	0.05	(0.68)	(0.63)	(0.03)	(0.25)	(0.28)
Class Z
Six months ended 12/31/2020*	7.87	0.08	2.94	3.02	(0.10)	—	(0.10)
Period from 9/30/2019[4] to 6/30/2020	10.02	0.09	(2.14)	(2.05)	(0.10)	—	(0.10)

				Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income
Class I
Six months ended 12/31/2020*	$10.80	38.39%	$243,565	0.80%[3]		0.89%[3]		1.49%[3]
Year ended 6/30/2020	7.88	–21.14	143,415	0.82		0.92		1.37
Year ended 6/30/2019	10.08	–9.23	95,405	0.90		1.06		0.91
Year ended 6/30/2018	12.21	17.48	40,128	0.90		1.45		0.80
Year ended 6/30/2017	12.06	33.26	19,265	0.90		1.70		0.86
Year ended 6/30/2016	9.12	–5.80	14,446	1.25		2.13		0.72
Class A
Six months ended 12/31/2020*	10.75	38.41	2,085	1.05	[3]	1.16	[3]	1.24	[3]
Year ended 6/30/2020	7.83	–21.48	1,535	1.07		1.18		1.06
Year ended 6/30/2019	10.03	–9.35	2,875	1.15		1.36		0.55
Year ended 6/30/2018	12.14	17.18	2,835	1.15		1.70		0.58
Year ended 6/30/2017	12.01	32.86	721	1.15		1.89		0.55
Year ended 6/30/2016	9.09	–6.14	232	1.50		2.38		0.53
Class Z
Six months ended 12/31/2020*	10.79	38.41	726	0.79	[3]	0.79	[3]	1.65	[3]
Period from 9/30/2019[4] to 6/30/2020	7.87	–20.75	40	0.80	[3]	0.84	[3]	1.41	[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2020*	2020	2019	2018	2017	2016
Portfolio turnover rate	49%	53%	84%	95%	58%	89%

	Income (loss) from investment operations			Dividends and distributions
Global Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)
Class I
Six months ended 12/31/2020*	$8.96	$0.05	$3.07	$3.12	$(0.18)	$—
Year ended 6/30/2020	11.55	0.14	(2.42)	(2.28)	(0.13)	(0.18)
Year ended 6/30/2019	13.30	0.23	(0.94)	(0.71)	(0.14)	(0.90)
Year ended 6/30/2018	12.82	0.11	1.09	1.20	(0.13)	(0.59)
Year ended 6/30/2017	10.10	0.12	2.70	2.82	(0.10)	—
Year ended 6/30/2016	11.93	0.13	(1.23)	(1.10)	(0.12)	(0.61)
Class A
Six months ended 12/31/2020*	8.96	0.05	3.04	3.09	(0.15)	—
Year ended 6/30/2020	11.55	0.11	(2.41)	(2.30)	(0.11)	(0.18)
Year ended 6/30/2019	13.28	0.09	(0.83)	(0.74)	(0.09)	(0.90)
Year ended 6/30/2018	12.80	0.07	1.10	1.17	(0.10)	(0.59)
Year ended 6/30/2017	10.09	0.14	2.65	2.79	(0.08)	—
Year ended 6/30/2016	11.91	0.10	(1.23)	(1.13)	(0.08)	(0.61)

				Ratios to Average Net Assets
Global Value Fund	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income
Class I
Six months ended 12/31/2020*	$(0.18)	$11.90	34.81%	$29,947	0.95%[3]		1.39%[3]		0.98%[3]
Year ended 6/30/2020	(0.31)	8.96	–20.42	25,148	0.95		1.32		1.31
Year ended 6/30/2019	(1.04)	11.55	–4.57	39,749	0.96		1.62		2.02
Year ended 6/30/2018	(0.72)	13.30	9.59	8,987	1.10		2.87		0.83
Year ended 6/30/2017	(0.10)	12.82	27.93	7,694	1.10		3.37		1.00
Year ended 6/30/2016	(0.73)	10.10	–9.25	5,199	1.10		4.14		1.25
Class A
Six months ended 12/31/2020*	(0.15)	11.90	34.46	879	1.20	[3]	1.60	[3]	0.94	[3]
Year ended 6/30/2020	(0.29)	8.96	–20.57	168	1.20		1.62		1.05
Year ended 6/30/2019	(0.99)	11.55	–4.85	238	1.24		2.64		0.72
Year ended 6/30/2018	(0.69)	13.28	9.36	732	1.35		3.12		0.55
Year ended 6/30/2017	(0.08)	12.80	27.69	436	1.35		3.37		1.19
Year ended 6/30/2016	(0.69)	10.09	–9.47	100	1.35		4.39		0.96

	Six Months Ended	Year Ended June 30,
	December 31, 2020*	2020	2019	2018	2017	2016
Portfolio turnover rate	18%	36%	36%	43%	38%	52%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

	Income (loss) from investment operations			Dividends and distributions
International Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)
Class I
Six months ended 12/31/2020*	$7.59	$0.02	$2.58	$2.60	$(0.12)	$—
Year ended 6/30/2020	9.77	0.13	(1.96)	(1.83)	(0.19)	(0.16)
Year ended 6/30/2019	11.57	0.19	(1.27)	(1.08)	(0.14)	(0.58)
Year ended 6/30/2018	11.85	0.11	0.31	0.42	(0.13)	(0.57)
Year ended 6/30/2017	9.76	0.12	2.38	2.50	(0.17)	(0.24)
Period from 12/31/2015[4] to 6/30/2016	10.00	0.16	(0.40)	(0.24)	—	—

				Ratios to Average Net Assets
International Value Fund	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income
Class I
Six months ended 12/31/2020*	$(0.12)	$10.07	34.30%	$2,519	0.95%[3]		6.25%[3]		0.51%[3]
Year ended 6/30/2020	(0.35)	7.59	–19.66	1,874	0.95		6.10		1.39
Year ended 6/30/2019	(0.72)	9.77	–9.04	2,334	0.99		5.94		1.85
Year ended 6/30/2018	(0.70)	11.57	3.50	2,543	1.15		6.01		0.90
Year ended 6/30/2017	(0.41)	11.85	26.14	2,422	1.15		7.36		1.12
Period from 12/31/2015[4] to 6/30/2016	—	9.76	–2.40	1,806	1.15	[3]	12.67	[3]	3.17	[3]

	Six Months Ended	Year Ended June 30,				Period December 31, 2015[4]
	December 31, 2020*	2020	2019	2018	2017	through June 30, 2016
Portfolio turnover rate	14%	30%	42%	33%	34%	17%

	Income from investment operations			Dividends and distributions
International Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)
Class I
Period from 6/30/2020[4] to 12/31/2020*	$10.00	$0.06	$3.09	$3.15	$(0.08)	$(0.20)

				Ratios to Average Net Assets
International Small Cap Diversified Value Fund	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Period from 6/30/2020[4] to 12/31/2020*	$(0.28)	$12.87	31.54%	$5,780	0.99%[3]	4.15%[3]	1.01%[3]

Six Months Ended December 31, 2020*
Portfolio turnover rate	16%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Value Opportunities Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2020*	$22.61	$0.31	$7.60	$7.91	$(0.75)	$—	$(0.75)
Year ended 6/30/2020	28.08	0.49	(5.28)	(4.79)	(0.32)	(0.36)	(0.68)
Year ended 6/30/2019	30.38	0.30	0.09	0.39	(0.31)	(2.38)	(2.69)
Year ended 6/30/2018	27.99	0.40	2.93	3.33	(0.53)	(0.41)	(0.94)
Year ended 6/30/2017	22.21	0.38	5.99	6.37	(0.59)	—	(0.59)
Year ended 6/30/2016	29.13	0.69	(3.68)	(2.99)	(0.49)	(3.44)	(3.93)
Class A
Six months ended 12/31/2020*	22.66	0.29	7.59	7.88	(0.72)	—	(0.72)
Year ended 6/30/2020	28.12	0.43	(5.29)	(4.86)	(0.24)	(0.36)	(0.60)
Year ended 6/30/2019	30.40	0.22	0.10	0.32	(0.22)	(2.38)	(2.60)
Year ended 6/30/2018	28.00	0.31	2.95	3.26	(0.45)	(0.41)	(0.86)
Year ended 6/30/2017	22.21	0.31	5.99	6.30	(0.51)	—	(0.51)
Year ended 6/30/2016	29.13	0.63	(3.69)	(3.06)	(0.42)	(3.44)	(3.86)
Class C
Six months ended 12/31/2020*	20.87	0.18	6.98	7.16	(0.60)	—	(0.60)
Year ended 6/30/2020	25.94	0.23	(4.90)	(4.67)	(0.04)	(0.36)	(0.40)
Year ended 6/30/2019	28.22	0.01	0.10	0.11	(0.01)	(2.38)	(2.39)
Year ended 6/30/2018	26.04	0.08	2.74	2.82	(0.23)	(0.41)	(0.64)
Year ended 6/30/2017	20.68	0.11	5.57	5.68	(0.32)	—	(0.32)
Year ended 6/30/2016	27.41	0.42	(3.47)	(3.05)	(0.24)	(3.44)	(3.68)
Class Z
Six months ended 12/31/2020*	22.62	0.37	7.55	7.92	(0.78)	—	(0.78)
Period from 9/30/2019[4] to 6/30/2020	27.79	0.37	(4.84)	(4.47)	(0.34)	(0.36)	(0.70)

				Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income
Class I
Six months ended 12/31/2020*	$29.77	35.03%	$285,539	0.97%[3]		0.97%[3]		2.43%[3]
Year ended 6/30/2020	22.61	–17.56	401,552	0.97		0.97		1.88
Year ended 6/30/2019	28.08	2.45	588,097	0.96		0.96		1.05
Year ended 6/30/2018	30.38	12.11	453,184	0.97		0.97		1.36
Year ended 6/30/2017	27.99	28.79	347,924	0.99		0.99		1.46
Year ended 6/30/2016	22.21	–10.48	259,421	1.00		1.00		2.80
Class A
Six months ended 12/31/2020*	29.82	34.83	81,301	1.27	[3]	1.27	[3]	2.25	[3]
Year ended 6/30/2020	22.66	–17.73	72,162	1.20		1.20		1.64
Year ended 6/30/2019	28.12	2.18	131,050	1.21		1.21		0.77
Year ended 6/30/2018	30.40	11.84	136,325	1.22		1.22		1.07
Year ended 6/30/2017	28.00	28.47	136,525	1.24		1.24		1.21
Year ended 6/30/2016	22.21	–10.71	132,870	1.25		1.25		2.55
Class C
Six months ended 12/31/2020*	27.43	34.35	26,273	1.96	[3]	1.96	[3]	1.52	[3]
Year ended 6/30/2020	20.87	–18.32	26,951	1.91		1.91		0.94
Year ended 6/30/2019	25.94	1.44	47,021	1.96		1.96		0.02
Year ended 6/30/2018	28.22	10.99	49,624	1.97		1.97		0.30
Year ended 6/30/2017	26.04	27.53	57,953	1.99		1.99		0.46
Year ended 6/30/2016	20.68	–11.37	63,637	2.00		2.00		1.84
Class Z
Six months ended 12/31/2020*	29.76	35.06	36,189	0.90	[3]	0.90	[3]	2.89	[3]
Period from 9/30/2019[4] to 6/30/2020	22.62	–16.61	16,207	0.85	[3]	0.85	[3]	1.95	[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2020*	2020	2019	2018	2017	2016
Portfolio turnover rate	27%	47%	60%	55%	83%	62%

		Income (loss) from investment operations			Dividends and distributions
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2020*	$10.22	$0.31	$1.07	$1.38	$(0.31)	$—	$(0.31)
Year ended 6/30/2020	11.69	0.65	(1.48)[5]	(0.83)	(0.64)	—	(0.64)
Year ended 6/30/2019	11.90	0.69	(0.21)[5]	0.48	(0.69)	—	(0.69)
Year ended 6/30/2018	12.26	0.72	(0.37)[5]	0.35	(0.71)	—	(0.71)
Year ended 6/30/2017	11.47	0.75	0.79 [5]	1.54	(0.75)	—	(0.75)
Year ended 6/30/2016	12.51	0.76	(0.94)[5]	(0.18)	(0.77)	(0.09)	(0.86)
Class A
Six months ended 12/31/2020*	10.13	0.30	1.06	1.36	(0.30)	—	(0.30)
Year ended 6/30/2020	11.62	0.63	(1.51)[5]	(0.88)	(0.61)	—	(0.61)
Year ended 6/30/2019	11.83	0.65	(0.20)[5]	0.45	(0.66)	—	(0.66)
Year ended 6/30/2018	12.18	0.69	(0.37)[6]	0.32	(0.67)	—	(0.67)
Year ended 6/30/2017	11.40	0.72	0.78 [5]	1.50	(0.72)	—	(0.72)
Year ended 6/30/2016	12.43	0.73	(0.94)[5]	(0.21)	(0.73)	(0.09)	(0.82)
Class C
Six months ended 12/31/2020*	10.21	0.26	1.07	1.33	(0.26)	—	(0.26)
Year ended 6/30/2020	11.68	0.55	(1.48)	(0.93)	(0.54)	—	(0.54)
Year ended 6/30/2019	11.89	0.57	(0.21)	0.36	(0.57)	—	(0.57)
Year ended 6/30/2018	12.26	0.60	(0.38)[5]	0.22	(0.59)	—	(0.59)
Year ended 6/30/2017	11.47	0.63	0.79 [5]	1.42	(0.63)	—	(0.63)
Year ended 6/30/2016	12.50	0.65	(0.94)[7]	(0.29)	(0.65)	(0.09)	(0.74)
Class Z
Six months ended 12/31/2020*	10.22	0.32	1.07	1.39	(0.32)	—	(0.32)
Year ended 6/30/2020	11.70	0.64	(1.46)[5]	(0.82)	(0.66)	—	(0.66)
Year ended 6/30/2019	11.90	0.70	(0.20)	0.50	(0.70)	—	(0.70)
Period from 3/29/2018[4] to 6/30/2018	12.00	0.18	(0.11)	0.07	(0.17)	—	(0.17)

				Ratios to Average Net Assets
High Yield Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income
Class I
Six months ended 12/31/2020*	$11.29	13.74%	$906,199	0.70%[3]		0.77%[3]		5.82%[3]
Year ended 6/30/2020	10.22	–7.26	978,398	0.70		0.75		5.85
Year ended 6/30/2019	11.69	4.19	1,825,782	0.70		0.75		5.87
Year ended 6/30/2018	11.90	2.87	1,918,320	0.70		0.74		5.93
Year ended 6/30/2017	12.26	13.75	2,091,104	0.70		0.74		6.22
Year ended 6/30/2016	11.47	–1.12	1,884,613	0.70		0.74		6.59
Class A
Six months ended 12/31/2020*	11.19	13.60	38,045	0.91	[3]	0.98	[3]	5.60	[3]
Year ended 6/30/2020	10.13	–7.77	43,638	0.95		1.01		5.54
Year ended 6/30/2019	11.62	3.92	303,367	0.95		1.00		5.62
Year ended 6/30/2018	11.83	2.68	466,960	0.95		0.99		5.69
Year ended 6/30/2017	12.18	13.42	566,806	0.95		0.99		5.99
Year ended 6/30/2016	11.40	–1.34	603,081	0.95		0.99		6.35
Class C
Six months ended 12/31/2020*	11.28	13.22	2,304	1.65	[3]	1.72	[3]	4.89	[3]
Year ended 6/30/2020	10.21	–8.13	2,596	1.64		1.69		4.95
Year ended 6/30/2019	11.68	3.15	3,599	1.70		1.75		4.88
Year ended 6/30/2018	11.89	1.76	3,380	1.70		1.74		4.93
Year ended 6/30/2017	12.26	12.62	3,010	1.70		1.74		5.22
Year ended 6/30/2016	11.47	–2.02	2,737	1.70		1.74		5.61
Class Z
Six months ended 12/31/2020*	11.29	13.80	332,130	0.60	[3]	0.67	[3]	5.93	[3]
Year ended 6/30/2020	10.22	–7.24	523,848	0.60		0.65		6.02
Year ended 6/30/2019	11.70	4.38	401,268	0.60		0.65		5.99
Period from 3/29/2018[4] to 6/30/2018	11.90	0.59	328,769	0.60	[3]	0.70	[3]	6.54	[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2020*	2020	2019	2018	2017	2016
Portfolio turnover rate	36%	67%	41%	38%	46%	45%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

5  Redemption fees per share were less than $0.005.

6  Includes redemption fees per share of $0.01.

7  Includes redemption fees per share of $0.02.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

DECEMBER 31, 2020 (UNAUDITED)

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of ten series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley International Value Fund, the Hotchkis & Wiley International Small Cap Diversified Value Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and High Yield Fund have four authorized classes of shares: Class I, Class A, Class C and Class Z. The International Small Cap Diversified Value Fund has three authorized classes of shares: Class I, Class A and Class Z. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A and Class C shares bear certain expenses related to the distribution and servicing expenditures. Currently, the International Value Fund and International Small Cap Diversified Value Fund are not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund are not offering Class Z shares to investors. Effective August 29, 2019, Class R shares converted to Class A shares for the Large Cap Value Fund and Mid-Cap Value Fund.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a U.S. stock exchange or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Foreign equity securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund's net asset value. Fixed-income securities are generally valued on the basis of prices obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA's Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of December 31, 2020:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$81,763,030	$402,188,796	$314,340,046	$462,080,227	$246,155,868
Money Market Funds	—	—	—	10,948,052	—
Time Deposits	307,707	7,538,413	1,037,552	6,406,145	1,159,608
Level 2 — Other significant observable market inputs:
Common Stocks:
Energy	—	—	24,295,533	1,677,393	—
Industrials	—	—	11,181,436	—	—
Level 3 — Significant unobservable inputs	—	—	—	—	—
Total Investments	$82,070,737	$409,727,209	$350,854,567	$481,111,817	$247,315,476
	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$22,010,584	$628,339	$863,904	$356,609,430	$—
Investment Companies	—	—	—	—	30,268,336
Preferred Stocks	—	—	—	1,994,349	4,267,386
Purchased Put Options	—	—	—	343,075	—
Warrants	—	—	—	14,088	—
Money Market Funds	—	—	—	6,242,640	—
Time Deposits	780,164	12,012	50,526	10,246,450	22,495,925
Level 2 — Other significant observable market inputs:
Common Stocks:
Communication Services	—	77,680	94,792	—	—
Consumer Discretionary	744,366	154,079	644,128	4,310,133	—
Consumer Staples	1,127,008	267,953	335,872	8,388,563	—
Energy	472,106	179,931	94,035	9,917,837	—
Energy — Exploration & Production	—	—	—	—	5,378,748
Financials	3,201,470	607,010	1,173,944	2,929,695	—
Health Care	—	85,586	195,546	—	—
Industrials	2,433,052	435,154	1,191,827	15,100,470	—
Information Technology	—	77,735	383,521	—	—
Materials	—	—	521,627	—	—
Real Estate	—	—	125,018	—	—
Utilities	—	—	102,745	—	—
Preferred Stocks:
Financials	—	—	—	510,195	—
Asset-Backed Securities	—	—	—	—	12,913,261
Convertible Bonds	—	—	—	—	8,446,869
Corporate Bonds	—	—	—	—	1,046,435,020
Term Loans	—	—	—	3,994,661	60,363,648
Level 3 — Significant unobservable inputs:
Common Stocks:
Automakers	—	—	—	—	0
Energy — Exploration & Production	—	—	—	—	436
Materials	—	—	—	14,345,748	—
Metals/Mining Excluding Steel	—	—	—	—	56,010,536
Oil Field Equipment & Services	—	—	—	—	8,149,243
Preferred Stocks:
Food — Wholesale	—	—	—	—	0
Specialty Retail	—	—	—	—	8,976,916
Corporate Bonds	—	—	—	—	0
Term Loans	—	—	—	3,148,563	5,700,493
Rights	—	—	0	—	—
Total Investments	$30,768,750	$2,525,479	$5,777,485	$438,095,897	$1,269,406,817

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of December 31, 2020:

	Fair Value at December 31, 2020	Valuation Techniques	Unobservable Inputs	Input Values (Weighted Average)*	Impact to Valuation from an Increase to Input
International Small Cap Diversified Value
Rights	$0	Estimated recovery value	Probability of asset recovery	$0.00	Increase
	$0
Value Opportunities
Common Stocks	$14,345,748	Market comparable companies	EBIT multiple	8 x - 13x (11.1x)	Increase
Term Loans	2,649,013	Market quote (stale)	N/A	$100.00	Increase
	499,550	Purchase price	N/A	$97.00	Increase
Total Term Loans	3,148,563
	$17,494,311
High Yield
Common Stocks	$436 64,159,779	Estimated recovery value Market comparable	Probability of asset recovery EBIT multiple	$0.00 7x - 13x (9.1x)	Increase Increase
		companies
Total Common Stocks	64,160,215
Preferred Stocks	0	Estimated recovery value	Probability of asset recovery	$0.00	Increase
	8,976,916	Market comparable	EBIT multiple	12x - 14.5x	Increase
		companies
Total Preferred Stocks	8,976,916
Corporate Bonds	0	Estimated recovery value	Probability of asset recovery	$0.00	Increase
Term Loans	1,826,992	Market quote (stale)	N/A	$100.00	Increase
	3,873,501	Purchase price	N/A	$97.00	Increase
Total Term Loans	5,700,493
	$78,837,624

* Unobservable inputs were weighted by the fair value of the investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International Small Cap Diversified Value
Rights
Balance at June 30, 2020	$—
Purchases	121
Sales	—
Accrued discounts (premiums)	—
Realized gains (losses)	—
Change in unrealized appreciation/ depreciation	(121)
Transfers into Level 3	—
Balance at December 31, 2020	$0
Change in unrealized appreciation/ depreciation for Level 3 assets held at December 31, 2020	$(121)

	Value Opportunities
	Common Stocks	Term Loans	Total
Balance at June 30, 2020	$11,128,189	$3,772,233	$14,900,422
Purchases	—	—	—
Sales	—	(623,670)	(623,670)
Accrued discounts (premiums)	—	205,895	205,895
Realized gains (losses)	—	—	—
Change in unrealized appreciation/ depreciation	3,217,559	(205,895)	3,011,664
Transfers into Level 3	—	—	—
Balance at December 31, 2020	$14,345,748	$3,148,563	$17,494,311
Change in unrealized appreciation/ depreciation for Level 3 assets held at December 31, 2020	$3,217,559	$(205,895)	$3,011,664

	High Yield
	Common Stocks	Preferred Stocks	Corporate Bonds	Term Loans	Total
Balance at June 30, 2020	$49,618,084	$0	$0	$6,130,631	$55,748,715
Purchases	—	28,937,490	363,882	—	29,301,372
Sales	(28,937,490)	—	—	(430,138)	(29,367,628)
Accrued discounts (premiums)	—	—	(33,623)	1,596,509	1,562,886
Realized gains (losses)	—	—	—	—	—
Change in unrealized appreciation/ depreciation	43,479,621	(19,960,574)	(330,259)	(1,596,509)	21,592,279
Transfers into Level 3	—	—	—	—	—
Balance at December 31, 2020	$64,160,215	$8,976,916	$0	$5,700,493	$78,837,624
Change in unrealized appreciation/ depreciation for Level 3 assets held at December 31, 2020	$23,568,259	$(19,960,574)	$(330,259)	$(1,596,509)	$1,680,917

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Market premiums on fixed-income securities are amortized daily on the yield to the next call method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses and do not isolate the portion of unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Futures Contracts. The Value Opportunities Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Advisor, on behalf of the Value Opportunities Fund and High Yield Fund, is party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of December 31, 2020:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities
Equity Contracts:
Purchased Put Options	Long-term investments	$343,075

The following is a summary of the Funds' change in unrealized appreciation/depreciation on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended December 31, 2020:

Change in Unrealized Appreciation/Depreciation on Derivatives

Value Opportunities
Equity Contracts:
Purchased Put Options	$(1,918,807	)*

* Included with net change in unrealized appreciation/depreciation of securities of unaffiliated issuers and foreign currency translations.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the six months ended December 31, 2020:

Average Quarterly Balance of Outstanding Derivatives

Value Opportunities
Equity Contracts:
Average Number of Contracts — Purchased Put Options	3,480
Average Notional Amount — Purchased Put Options	$93,737,060

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of December 31, 2020:

		Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Received*	Net Amount
Securities Lending:
Small Cap Value	$10,719,678	$—	$(10,719,678)	$—
Value Opportunities	6,077,915	—	(6,077,915)	—

* Actual collateral received is greater than the amount shown due to overcollateralization.

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through August 31, 2021 (August 31, 2022 for the International Small Cap Diversified Value Fund).

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Annual Advisory Fee Rate	0.70%[1]	0.70%[2]	0.75%[3]	0.75%	0.65%	0.75%	0.80%	0.80%	0.75%	0.55%
Annual cap on expenses — Class I	0.80%	0.95%	1.15%	1.25%	0.80%	0.95%	0.95%	0.99%	1.25%	0.70%
Annual cap on expenses — Class A	1.05%	1.20%	1.40%	1.50%	1.05%	1.20%	1.20%	1.24%	1.50%	0.95%
Annual cap on expenses — Class C	1.80%	1.95%	2.15%	2.25%	1.80%	1.95%	1.95%	n/a	2.25%	1.70%
Annual cap on expenses — Class Z	0.80%	0.95%	1.15%	1.25%	0.80%	0.95%	0.95%	0.99%	1.25%	0.60%

1 The Annual Advisory Fee Rate is 0.70% for the first $250 million in assets, 0.60% for the next $250 million in assets and 0.50% thereafter.

2 The Annual Advisory Fee Rate is 0.70% for the first $500 million in assets, 0.60% for the next $500 million in assets and 0.55% thereafter.

3 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% thereafter.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A and Class C shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations. Class Z shares are not subject to these fees.

The Funds are permitted to purchase securities from or sell securities to another Fund or affiliated person under procedures adopted by the Board. During the six months ended December 31, 2020, the Funds' did not have any of these purchases and sales.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2020 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Purchases	$9,061,582	$37,644,916	$34,131,820	$63,534,000	$126,778,523	$4,629,773	$342,660	$5,010,954	$116,891,617	$454,294,142
Sales	19,596,314	125,022,161	99,617,114	99,924,519	88,771,729	7,326,292	293,669	646,909	296,554,062	843,401,440

The Funds did not have any purchases or sales of U.S. Government securities for the six months ended December 31, 2020.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2020:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	High Yield
Tax cost of investments	$94,432,845	$473,504,223	$405,488,565	$469,560,222	$168,834,906	$28,991,153	$2,258,688	$552,310,713	$1,788,764,485
Gross unrealized appreciation	6,819,266	37,268,700	24,991,275	43,431,420	15,729,453	1,972,592	114,837	81,874,824	34,454,444
Gross unrealized depreciation	(29,574,016)	(125,610,860)	(138,146,651)	(150,302,499)	(41,898,977)	(6,256,109)	(548,018)	(141,913,348)	(324,653,456)
Net unrealized appreciation/ depreciation	(22,754,750)	(88,342,160)	(113,155,376)	(106,871,079)	(26,169,524)	(4,283,517)	(433,181)	(60,038,524)	(290,199,012)
Distributable ordinary income (as of 6/30/20)*	1,525,760	3,787,231	7,928,177	3,330,446	967,923	447,072	30,073	9,086,666	233,940
Distributable long-term gains (as of 6/30/20)	—	—	—	—	—	—	—	—	—
Total distributable earnings	1,525,760	3,787,231	7,928,177	3,330,446	967,923	447,072	30,073	9,086,666	233,940
Other accumulated losses	(36,471,773)	(20,620,357)	(365,362,163)	(104,606,394)	(5,253,449)	(4,244,130)	(231,737)	(64,832,466)	(234,934,257)
Total accumulated losses	$(57,700,763)	$(105,175,286)	$(470,589,362)	$(208,147,027)	$(30,455,050)	$(8,080,575)	$(634,845)	$(115,784,324)	$(524,899,329)

* The Funds do not have any distributable short-term gains.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2020, the Global Value Fund held securities with $3,664 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2020, the Small Cap Diversified Value Fund held securities with $33,204 of net unrealized appreciation relating to the transfers.

The tax components of distributions paid during the fiscal years ended June 30, 2020 and 2019, capital loss carryovers as of June 30, 2020, and any tax basis late year losses as of June 30, 2020, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2020						June 30, 2019
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Short-Term Capital Loss Carryovers[1]	Long-Term Capital Loss Carryovers[2]	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$1,715,852	$—	$1,165,184	$35,306,589	$—	$—	$—	$—
Large Cap Value	7,868,043	—	4,301,401	16,318,956	—	—	8,139,522	3,973,656
Mid-Cap Value	14,838,215	—	99,606,980	265,706,731	—	—	22,954,934	17,470,309
Small Cap Value	10,643,165	22,636,076	—	—	—	104,606,394[3]	14,330,987	44,274,755
Small Cap Diversified Value	1,103,840	—	5,151,038	—	—	—	1,723,003	1,457,773
Global Value	867,014	158,491	1,905,967	2,338,163	—	—	180,054	545,615
International Value	52,275	31,599	21,130	210,607	—	—	38,921	119,730
Value Opportunities	13,802,647	3,538,096	35,958,704	28,873,762	—	—	24,999,077	34,454,111
High Yield[4]	128,474,656	—	7,331,279	225,792,314	—	—	153,991,603	—

1 Short-term with no expiration.

2 Long-term with no expiration.

3 $41,333,605 is short-term post-October loss and $63,272,789 is long-term post-October loss.

4 The Fund inherited a short-term capital loss carryover of $922,717 and a long-term capital loss carryover of $3,566,005 as a result of the reorganization with the Capital Income Fund (Note 11), which are included in the totals. These capital loss carryovers are further subject to an annual limitation of $171,228 pursuant to Section 382.

As of and during the year ended June 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2020, the Funds did not incur any interest or penalties. The tax years ended June 30, 2017 through June 30, 2020 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2020
Diversified Value Fund
Class I	35,275	$590,991	47,787	$945,231	(575,423)	$(10,136,682)	(492,361)	$(8,600,460)
Class A	17,064	309,773	10,034	199,372	(109,971)	(1,897,231)	(82,873)	(1,388,086)
Class C	1,244	24,397	395	7,851	(14,445)	(254,681)	(12,806)	(222,433)
Total net increase (decrease)	53,583	925,161	58,216	1,152,454	(699,839)	(12,288,594)	(588,040)	(10,210,979)
Large Cap Value Fund
Class I	741,584	21,997,632	108,040	3,746,815	(2,966,535)	(88,106,034)	(2,116,911)	(62,361,587)
Class A	401,068	11,187,294	26,192	904,152	(809,823)	(23,749,626)	(382,563)	(11,658,180)
Class C	3,792	109,622	429	14,725	(197,079)	(5,475,883)	(192,858)	(5,351,536)
Class Z	63,390	1,836,925	4,508	156,287	(71,727)	(2,093,538)	(3,829)	(100,326)
Total net increase (decrease)	1,209,834	35,131,473	139,169	4,821,979	(4,045,164)	(119,425,081)	(2,696,161)	(79,471,629)
Mid-Cap Value Fund
Class I	588,795	15,505,557	150,488	4,765,946	(2,744,981)	(71,661,646)	(2,005,698)	(51,390,143)
Class A	172,299	4,421,092	34,687	1,081,182	(547,643)	(14,041,644)	(340,657)	(8,539,370)
Class C	14,104	368,437	5,405	145,947	(177,949)	(3,800,390)	(158,440)	(3,286,006)
Class Z	153,044	3,803,470	13,604	430,698	(236,480)	(5,979,751)	(69,832)	(1,745,583)
Total net increase (decrease)	928,242	24,098,556	204,184	6,423,773	(3,707,053)	(95,483,431)	(2,574,627)	(64,961,102)
Small Cap Value Fund
Class I	1,068,515	49,633,653	24,995	1,324,472	(1,840,019)	(79,627,421)	(746,509)	(28,669,296)
Class A	64,162	2,732,906	2,421	127,797	(177,706)	(8,150,046)	(111,123)	(5,289,343)
Class C	781	26,108	121	5,147	(50,868)	(1,702,401)	(49,966)	(1,671,146)
Class Z	43,693	1,865,586	1,634	86,524	(49,196)	(2,123,167)	(3,869)	(171,057)
Total net increase (decrease)	1,177,151	54,258,253	29,171	1,543,940	(2,117,789)	(91,603,035)	(911,467)	(35,800,842)
Small Cap Diversified Value Fund
Class I	6,389,065	54,999,033	215,613	2,313,526	(2,259,829)	(21,107,687)	4,344,849	36,204,872
Class A	176,283	1,727,524	1,757	18,763	(180,013)	(1,767,472)	(1,973)	(21,185)
Class Z	61,570	532,324	632	6,779	—	—	62,202	539,103
Total net increase (decrease)	6,626,918	57,258,881	218,002	2,339,068	(2,439,842)	(22,875,159)	4,405,078	36,722,790
Global Value Fund
Class I	41,194	432,658	35,157	415,199	(364,968)	(3,652,549)	(288,617)	(2,804,692)
Class A	56,267	662,640	230	2,722	(1,399)	(13,100)	55,098	652,262
Total net increase (decrease)	97,461	1,095,298	35,387	417,921	(366,367)	(3,665,649)	(233,519)	(2,152,430)
International Value Fund
Class I	—	—	3,029	30,073	—	—	3,029	30,073
Total net increase	—	—	3,029	30,073	—	—	3,029	30,073
International Small Cap Diversified Value Fund
Class I	439,500	4,395,000	9,711	120,245	—	—	449,211	4,515,245
Total net increase	439,500	4,395,000	9,711	120,245	—	—	449,211	4,515,245

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2020
Value Opportunities Fund
Class I	1,899,963	$48,640,631	137,703	$4,054,081	(10,203,365)	$(246,240,838)	(8,165,699)	$(193,546,126)
Class A	287,938	7,189,865	44,459	1,311,078	(790,096)	(20,056,265)	(457,699)	(11,555,322)
Class C	27,127	729,764	18,303	496,749	(378,896)	(8,576,915)	(333,466)	(7,350,402)
Class Z	469,283	11,427,918	31,409	924,361	(1,287)	(31,579)	499,405	12,320,700
Total net increase (decrease)	2,684,311	67,988,178	231,874	6,786,269	(11,373,644)	(274,905,597)	(8,457,459)	(200,131,150)
High Yield Fund
Class I	12,908,173	138,580,665	2,142,966	23,031,372	(30,504,682)	(323,821,696)	(15,453,543)	(162,209,659)
Class A	659,882	6,985,971	89,790	955,598	(1,658,374)	(17,543,661)	(908,702)	(9,602,092)
Class C	12,920	137,656	4,343	46,622	(67,167)	(712,621)	(49,904)	(528,343)
Class Z	2,449,432	26,159,095	646,928	6,955,352	(24,941,820)	(265,691,374)[1]	(21,845,460)	(232,576,927)
Total net increase (decrease)	16,030,407	171,863,387	2,884,027	30,988,944	(57,172,043)	(607,769,352)	(38,257,609)	(404,917,021)
Year Ended June 30, 2020
Diversified Value Fund
Class I	219,763	$3,303,517	53,943	$1,075,088	(595,710)	$(10,078,615)	(322,004)	$(5,700,010)
Class A	54,755	906,556	11,172	223,673	(328,804)	(5,481,062)	(262,877)	(4,350,833)
Class C	324	6,251	496	9,899	(44,710)	(755,936)	(43,890)	(739,786)
Total net increase (decrease)	274,842	4,216,324	65,611	1,308,660	(969,224)	(16,315,613)	(628,771)	(10,790,629)
Large Cap Value Fund
Class I	6,121,896	161,782,994	158,415	5,563,526	(7,402,924)	(208,291,964)	(1,122,613)	(40,945,444)
Class A (Note 10)	2,372,019	68,849,583	35,625	1,246,516	(1,663,508)	(50,892,812)	744,136	19,203,287
Class C	20,111	578,041	1,905	65,888	(116,395)	(3,366,356)	(94,379)	(2,722,427)
Class R (Note 10)	3,653	116,790	—	—	(159,160)	(5,081,991)	(155,507)	(4,965,201)
Class Z	332,798	11,697,458	26	901	(73,926)	(2,029,700)	258,898	9,668,659
Total net increase (decrease)	8,850,477	243,024,866	195,971	6,876,831	(9,415,913)	(269,662,823)	(369,465)	(19,761,126)
Mid-Cap Value Fund
Class I	4,011,085	108,674,041	384,208	12,359,978	(26,829,755)	(815,689,250)	(22,434,462)	(694,655,231)
Class A (Note 10)	832,752	22,329,973	29,051	921,797	(2,492,169)	(69,240,956)	(1,630,366)	(45,989,186)
Class C	29,287	663,965	776	21,420	(458,183)	(10,762,109)	(428,120)	(10,076,724)
Class R (Note 10)	4,076	126,658	—	—	(128,982)	(3,653,136)	(124,906)	(3,526,478)
Class Z	8,256,491	260,030,548	28	908	(7,538,961)	(135,797,451)	717,558	124,234,005
Total net increase (decrease)	13,133,691	391,825,185	414,063	13,304,103	(37,448,050)	(1,035,142,902)	(23,900,296)	(630,013,614)
Small Cap Value Fund
Class I	2,738,088	118,758,335	319,026	17,010,444	(6,873,140)	(334,008,550)	(3,816,026)	(198,239,771)
Class A	202,719	8,073,450	21,584	1,146,521	(374,947)	(17,127,091)	(150,644)	(7,907,120)
Class C	4,828	186,913	5,383	230,191	(69,099)	(2,605,952)	(58,888)	(2,188,848)
Class Z	2,998,049	153,655,991	48	2,581	(2,827,002)	(87,972,042)	171,095	65,686,530
Total net increase (decrease)	5,943,684	280,674,689	346,041	18,389,737	(10,144,188)	(441,713,635)	(3,854,463)	(142,649,209)
Small Cap Diversified Value Fund
Class I	15,343,798	128,242,330	101,881	1,088,093	(6,698,417)	(54,802,963)	8,747,262	74,527,460
Class A	113,996	1,129,591	1,352	14,382	(206,106)	(1,707,933)	(90,758)	(563,960)
Class Z	4,990	50,000	45	478	—	—	5,035	50,478
Total net increase (decrease)	15,462,784	129,421,921	103,278	1,102,953	(6,904,523)	(56,510,896)	8,661,539	74,013,978

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2020
Global Value Fund
Class I	291,427	$3,089,686	77,760	$936,235	(1,005,051)	$(9,516,983)	(635,864)	$(5,491,062)
Class A	20,589	164,431	354	4,267	(22,803)	(238,626)	(1,860)	(69,928)
Total net increase (decrease)	312,016	3,254,117	78,114	940,502	(1,027,854)	(9,755,609)	(637,724)	(5,560,990)
International Value Fund
Class I	—	—	8,159	83,874	—	—	8,159	83,874
Total net increase	—	—	8,159	83,874	—	—	8,159	83,874
Value Opportunities Fund
Class I	6,696,114	159,977,949	346,569	9,884,142	(10,231,315)	(231,108,023)	(3,188,632)	(61,245,932)
Class A	715,935	17,569,480	64,990	1,860,010	(2,256,535)	(55,301,193)	(1,475,610)	(35,871,703)
Class C	91,401	2,292,348	20,419	540,288	(633,385)	(14,705,190)	(521,565)	(11,872,554)
Class Z	699,411	19,436,623	17,121	488,112	—	—	716,532	19,924,735
Total net increase (decrease)	8,202,861	199,276,400	449,099	12,772,552	(13,121,235)	(301,114,406)	(4,469,275)	(89,065,454)
High Yield Fund
Class I (Note 11)	48,453,586[2]	520,235,470[2]	7,142,683	78,723,168	(116,041,306)	(1,272,201,377)[3]	(60,445,037)	(673,242,739)
Class A (Note 11)	2,266,609[2]	23,886,442[2]	767,425	8,630,615	(24,833,310)	(280,107,700)[3]	(21,799,276)	(247,590,643)
Class C	21,977	247,558	10,954	119,602	(86,803)	(970,751)	(53,872)	(603,591)
Class Z	53,514,139	606,717,088	1,561,294	16,310,999	(38,114,641)	(390,872,098)[3]	16,960,792	232,155,989
Total net increase (decrease)	104,256,311	1,151,086,558	9,482,356	103,784,384	(179,076,060)	(1,944,151,926)	(65,337,393)	(689,280,984)

1  Includes in-kind redemptions which resulted in a realized loss of $(11,634,796).

2  Included within sales are shares issued in connection with the reorganization for Class I of 686,606 and amount of $7,072,381 and for Class A of 788,458 and amount of $8,047,794.

3  Net of redemption fees of $16,456 for Class I, $3,201 for Class A and $4,748 for Class Z. Effective September 30, 2019, the redemption fee was removed.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the six months ended December 31, 2020, is set forth below:

Small Cap Value Fund

Issuer Name	Value at June 30, 2020	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at December 31, 2020	Dividends	Shares Held at December 31, 2020
Hudson Global, Inc.	$1,768,900	$—	$—	$—	$353,780	$2,122,680	$—	202,160
Noranda Aluminum Holding Corp.	3,041	—	—	—	24,169	27,210	—	800,300
	$1,771,941	$—	$—	$—	$377,949	$2,149,890	$—

Value Opportunities Fund

Issuer Name	Value at June 30, 2020	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at December 31, 2020	Dividends	Shares Held at December 31, 2020
Iracore Investments Holdings, Inc.	$9,564,166	$—	$—	$—	$2,251,708	$11,815,874	$—	32,422
Motors Liquidation Company GUC Trust	2,450,881	—	—	—	478,814	2,929,695	—	1,623,100
	$12,015,047	$—	$—	$—	$2,730,522	$14,745,569	$—

High Yield Fund

Issuer Name	Value at June 30, 2020	Purchases		Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at December 31, 2020	Dividends	Shares Held at December 31, 2020
American Zinc Recycling Corp.	$25,790,712	$—		$—	$—	$15,926,859	$41,717,571	$—	116,127
Iracore Investments Holdings, Inc.	6,596,271	—		—	—	1,552,972	8,149,243	—	22,361
Lonestar Resources US, Inc.	—	1,313,734	*	—	—	—	1,313,734	—	631,603
PetroQuest Energy, Inc.	0	—		—	—	—	0	—	733,008
RA Parent, Inc.	8,203,359	—		—	—	6,089,606	14,292,965	—	291
	$40,590,342	$1,313,734		$—	$—	$23,569,437	$65,473,513	$—

* Purchases reflect conversion from corporate bond to common stock.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan, net" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At December 31, 2020, the Funds did not have any outstanding bridge loan commitments.

Unfunded loan commitments are contractual obligations for funding to a borrower. At December 31, 2020, the High Yield Fund had an outstanding unfunded loan commitment of $622,645.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

In 2017, the United Kingdom's Financial Conduct Authority, which regulates London Interbank Offered Rate ("LIBOR"), announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. Replacement rates for various Interbank Offered Rates have been identified and include the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Funds or their investments.

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country.

The Funds are subject to management risk because each Fund is an actively managed investment portfolio. Consequently, the Funds are subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Funds.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could further adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could impair the Funds' ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds' service providers, adversely affect the value and liquidity of the Funds' investments, and negatively impact the Funds' performance, and overall prevent the Funds from implementing their investment strategies and achieving their investment objectives.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

Class R Shares. The Board approved closing the Class R shares of the Large Cap Value Fund and Mid-Cap Value Fund and converting Class R shares to Class A shares of each respective Fund effective on August 29, 2019 (the "Conversion"). The Conversion was accomplished by a tax-free exchange of Class R shares for Class A shares in the following amounts and at the following conversion ratios:

	Class R Prior to Conversion
	Dollars	Shares	Conversion Ratio	Class A Shares
Large Cap Value	$4,553,437	143,415	1.010825	144,968
Mid-Cap Value	3,425,121	121,286	1.000354	121,329

NOTE 11.

Reorganization. As of the close of business on June 26, 2020, the High Yield Fund (the "Acquiring Fund") acquired the net assets of the Capital Income Fund (the "Acquired Fund") in exchange for shares of the Acquiring Fund pursuant to an Agreement and Plan of Reorganization approved by the Board. The reorganization qualified as a tax-free reorganization for federal income tax purposes and, accordingly, shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a direct result of the reorganization. Prior to the closing of reorganization, the Acquired Fund distributed all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Acquired Fund's shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation/depreciation of the investments of the Acquired Fund as of the date of the reorganization were as follows:

Capital Income Fund
Investments, at value	$7,101,374
Cost of investments	9,002,107
Net unrealized appreciation/depreciation	(1,900,733)
Capital loss carryovers available for potential utilization	4,488,722

For financial reporting purposes, assets received and shares issued by the Acquiring Fund (listed below) were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The investments received by the Acquiring Fund were excluded from the portfolio turnover rate calculation.

Share Transactions

The net assets, shares outstanding and NAV per share immediately prior to and after the reorganization were as follows:

	Net Assets	Shares Outstanding	NAV per Share
Acquired Fund — Prior to the Reorganization
Class I	$7,072,381	750,568	$9.4227
Class A	8,047,794	816,157	9.8606
Acquiring Fund — Prior to the Reorganization
Class I	976,740,795	94,824,693	10.3005
Class A	35,823,149	3,509,668	10.2070
Acquiring Fund — After the Reorganization
Class I	983,813,176	95,511,299	10.3005
Class A	43,870,943	4,298,126	10.2070

Pro Forma Results of Operations

Assuming the reorganization had been completed on July 1, 2019, the beginning of the Acquiring Fund's current fiscal year, the pro forma results of operations for the year ended June 30, 2020, are as follows:

High Yield Fund
Net investment income	$129,237,856
Net realized and unrealized gains (losses)	(301,016,780)
Net decrease in net assets resulting from operations	$(171,778,924)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund's Statement of Operations since the reorganization was consummated.

NOTE 12.

New Accounting Pronouncements. In March 2020, FASB issued ASU No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Funds' financial statements and disclosures. The Funds did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 during the six months ended December 31, 2020.

NOTE 13.

Subsequent Events. Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

NOTE 14.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2020.

For the year ended June 30, 2020, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 87.27%, Small Cap Diversified Value Fund — 100.00%, Global Value Fund — 18.34%, International Value Fund — 0.00%, Value Opportunities Fund — 51.58%, High Yield Fund — 0.00%.

For the year ended June 30, 2020, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 100.00%, Small Cap Diversified Value Fund — 100.00%, Global Value Fund — 55.64%, International Value Fund — 100.00%, Value Opportunities Fund — 68.23%, High Yield Fund — 0.00%. Shareholders should consult their tax advisors.

For the year ended June 30, 2020, the International Value Fund earned foreign source income of $54,659, and paid foreign taxes of $3,981, which the Fund intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2020, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.31%, Large Cap Value Fund — 0.94%, Mid-Cap Value Fund — 1.66%, Small Cap Value Fund — 2.36%, Small Cap Diversified Value Fund — 1.60%, Global Value Fund — 0.67%, International Value Fund — 0.58%, Value Opportunities Fund — 12.48%, High Yield Fund — 84.44%.

For the year ended June 30, 2020, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 0.00%, Small Cap Value Fund — 44.69%, Small Cap Diversified Value Fund — 0.00%, Global Value Fund — 50.39%, International Value Fund — 14.70%, Value Opportunities Fund — 43.97%, High Yield Fund — 0.00%.

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (July 1, 2020 – December 31, 2020).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns				Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,317.00	$4.67	$1,000.00	$1,021.17	$4.08	0.80%
Class A	1,000.00	1,315.80	6.13	1,000.00	1,019.91	5.35	1.05
Class C	1,000.00	1,310.90	10.48	1,000.00	1,016.13	9.15	1.80
Large Cap Value Fund
Class I	1,000.00	1,317.70	5.55	1,000.00	1,020.42	4.84	0.95
Class A	1,000.00	1,316.20	7.01	1,000.00	1,019.16	6.11	1.20
Class C	1,000.00	1,311.30	11.13	1,000.00	1,015.58	9.70	1.91
Class Z	1,000.00	1,318.10	4.91	1,000.00	1,020.97	4.28	0.84
Mid-Cap Value Fund
Class I	1,000.00	1,479.90	6.94	1,000.00	1,019.61	5.65	1.11
Class A	1,000.00	1,478.80	7.93	1,000.00	1,018.80	6.46	1.27
Class C	1,000.00	1,473.20	12.84	1,000.00	1,014.82	10.46	2.06
Class Z	1,000.00	1,481.60	5.75	1,000.00	1,020.57	4.69	0.92
Small Cap Value Fund
Class I	1,000.00	1,408.40	6.56	1,000.00	1,019.76	5.50	1.08
Class A	1,000.00	1,407.30	7.71	1,000.00	1,018.80	6.46	1.27
Class C	1,000.00	1,402.10	12.11	1,000.00	1,015.12	10.16	2.00
Class Z	1,000.00	1,409.80	5.35	1,000.00	1,020.77	4.48	0.88
Small Cap Diversified Value Fund
Class I	1,000.00	1,383.90	4.81	1,000.00	1,021.17	4.08	0.80
Class A	1,000.00	1,384.10	6.31	1,000.00	1,019.91	5.35	1.05
Class Z	1,000.00	1,384.10	4.75	1,000.00	1,021.22	4.02	0.79
Global Value Fund
Class I	1,000.00	1,348.10	5.62	1,000.00	1,020.42	4.84	0.95
Class A	1,000.00	1,344.60	7.09	1,000.00	1,019.16	6.11	1.20

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns				Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20	Annualized Expense Ratio
International Value Fund
Class I	$1,000.00	$1,343.00	$5.61	$1,000.00	$1,020.42	$4.84	0.95%
International Small Cap Diversified Value Fund
Class I	1,000.00	1,315.40	5.78	1,000.00	1,020.21	5.04	0.99
Value Opportunities Fund
Class I	1,000.00	1,350.30	5.75	1,000.00	1,020.32	4.94	0.97
Class A	1,000.00	1,348.30	7.52	1,000.00	1,018.80	6.46	1.27
Class C	1,000.00	1,343.50	11.58	1,000.00	1,015.32	9.96	1.96
Class Z	1,000.00	1,350.60	5.33	1,000.00	1,020.67	4.58	0.90
High Yield Fund
Class I	1,000.00	1,137.40	3.77	1,000.00	1,021.68	3.57	0.70
Class A	1,000.00	1,136.00	4.90	1,000.00	1,020.62	4.63	0.91
Class C	1,000.00	1,132.20	8.87	1,000.00	1,016.89	8.39	1.65
Class Z	1,000.00	1,138.00	3.23	1,000.00	1,022.18	3.06	0.60

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by the number of days in the most recent fiscal year (365).

Board Considerations in Approving the Investment Advisory Agreement for the Hotchkis & Wiley International Small Cap Diversified Value Fund

The Board of Trustees of the Hotchkis and Wiley Funds (the "Trust"), including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees") approved the Investment Advisory Agreement (the "Advisory Agreement") between the Trust on behalf of the Hotchkis and Wiley International Small Cap Diversified Value Fund (the "Fund") and Hotchkis and Wiley Capital Management, LLC (the "Advisor"), at a meeting held on May 12, 2020. The Board determined that the terms of the Advisory Agreement are fair and reasonable and that the Agreement is in the best interests of the Fund.

The Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving investment advisory contracts; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Advisory Agreement, the Board met with one of the portfolio managers who discussed his background and relevant experience and the investment strategy for the Fund. The Board received a report from the Advisor in advance of the May 2020 Board meeting that responded to an information request for data relevant to consideration of the Advisory Agreement from counsel to the Independent Trustees. The report, among other things, noted the services to be provided by the Advisor would be consistent with the services provided to the other funds in the Trust (noting that the Advisor does not currently manage any other account in this strategy); the proposed advisory fee for the Fund as compared to fees charged by investment advisers to peer international small cap value funds; estimated expenses of the Fund as compared to expense ratios of the peer funds; the operating expense limitation proposed by the Advisor for each class of shares; the nature of expenses to be incurred in providing services to the Fund; and estimated profitability, if any, from the Advisory Agreement. The Board considered the extensive information provided by the Advisor as part of the annual contract renewal process. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of prospective shareholders.

In reviewing the Advisory Agreement, the Board considered the nature, quality and extent of services to be provided by the Advisor. The Board considered that the Advisor will be responsible for the overall management of the Fund and managed other funds of the Trust. The Board noted the background and experience of the portfolio managers and their investment style. At the preliminary meeting held in February 2020, the Trustees received a presentation from one of the portfolio managers and asked questions about the proposed investment strategy for the Fund and how portfolio trades would be executed. The Trustees considered that the Advisor's investment process is driven by team-oriented, in-depth, fundamental research. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor under the Advisory Agreement are expected to be satisfactory.

The Board considered the advisory fee to be paid under the Advisory Agreement. The Board reviewed data prepared by the Trust's administrator from information compiled by Morningstar, Inc., an independent source, showing the proposed advisory fee and the estimated expense ratio of the Fund as compared to the advisory fees and expense ratios of a peer group of international small cap value funds selected by the Advisor. Based on the information provided, the Board noted that the Fund's proposed advisory fee was below the median of the peer group, and that the Class I shares expense ratio, taking into consideration the expense limitation to which the Advisor agreed to limit expenses through August 31, 2022, was below the median expense ratio of the peer group, and was consistent with the expense limitations to which the Advisor has agreed for the other funds of the Trust. Since the Fund is newly organized, the Board did not consider investment performance of the Fund. On the basis of all the information provided on the fees and expenses of the Fund, the Board concluded that the advisory fee was reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor under the Advisory Agreement.

The Board noted that the Fund had not commenced operations so there were no economies of scale to consider. The Board considered the expense limitation the Advisor proposed for each of the Fund's three share classes and noted that the Advisor estimated the Fund would not be profitable to the Advisor in the near term. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor its ability to use the Fund's soft dollars to obtain third-party research.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Advisory Agreement are fair and reasonable and that the approval of the Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 West 5th Street
Los Angeles, California 90013

DISTRIBUTOR

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Forms N-PORT are available free of charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

601 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5704
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-SAR-1220-0220

DECEMBER 31, 2020

SEMI-ANNUAL REPORT

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez

Anna Marie Lopez, President / Principal Executive Officer

Date	February 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez

Anna Marie Lopez, President / Principal Executive Officer

Date	February 23, 2021

By (Signature and Title)	/s/ James Menvielle

James Menvielle, Treasurer / Principal Financial Officer

Date	February 23, 2021